As filed with the Securities and Exchange Commission on February 15, 2000
                                                       Registration No. 33-13954
================================================================================
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

              Pre-Effective Amendment No. ________          [   ]

                  Post-Effective Amendment No. 27            [X]

                                    and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [   ]

                       Amendment No. 28                [X]

(Check appropriate box or boxes)

                              Pacific Select Fund
              (Exact Name of Registrant as Specified in Charter)

       700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA  92660
             (Address of Principal Executive Offices )  (Zip Code)

      Registrant's Telephone Number, including Area Code:  (949) 219-6767

                            Robin Yonis Sandlaufer
              Assistant Vice President and Investment Counsel of
                        Pacific Life Insurance Company
                           700 Newport Center Drive
                             Post Office Box 9000
                           Newport Beach, CA  92660
                    (Name and Address of Agent for Service)

                                  Copies to:

                            Jeffrey S. Puretz, Esq.
                            Dechert Price & Rhoads
                             1775 Eye Street, N.W.
                         Washington, D.C.  20006-2401

Approximate Date of Proposed Public Offering ___________________________________

It is proposed that this filing will become effective (check appropriate box)
     [_] immediately upon filing pursuant to paragraph (b)
     [_] on May 1, 1999 pursuant to paragraph (b)
     [_] 60 days after filing pursuant to paragraph (a)(1)
     [_] on (date) pursuant to paragraph (a)(1)
     [_] 75 days after filing pursuant to paragraph (a)(2)
     [X] on May 1, 2000 pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                  PROSPECTUS

PACIFIC SELECT FUND PROSPECTUS MAY 1, 2000

                    This prospectus tells you about the Pacific Select Fund's 21 portfolios. It's designed to help you choose among the investment options available under your variable annuity contract or variable life insurance policy issued or administered by Pacific Life Insurance Company or its subsidiaries.

                    You'll find details about how your annuity contract or life insurance policy works in the accompanying product prospectus or offering memorandum. Please read these documents carefully, and keep them for future reference.

You should be aware   THE PACIFIC SELECT FUND PORTFOLIOS AND PORTFOLIO MANAGERS
that the Securities   (listed alphabetically by portfolio manager)
and Exchange
Commission has not    Aggressive Equity Portfolio       Alliance Capital Management L.P.
reviewed any of       Emerging Markets Portfolio        Alliance Capital Management L.P.
these portfolios      Diversified Research Portfolio    Capital Guardian Trust Company
for their             Small-Cap Equity Portfolio        Capital Guardian Trust Company
investment merit,     International Large-Cap Portfolio Capital Guardian Trust Company
and does not          Bond and Income Portfolio         Goldman Sachs Asset Management
guarantee that the    Equity Portfolio                  Goldman Sachs Asset Management
information in this   I-Net Tollkeeper Portfolio        Goldman Sachs Asset Management
prospectus is         Multi-Strategy Portfolio          J.P. Morgan Investment Management Inc.
accurate or           Equity Income Portfolio           J.P. Morgan Investment Management Inc.
complete. It is a     Growth LT Portfolio               Janus Capital Corporation
criminal offense      Mid-Cap Value Portfolio           Lazard Asset Management
to say otherwise.     Equity Index Portfolio            Mercury Asset Management US
                      Small-Cap Index Portfolio         Mercury Asset Management US
                      REIT Portfolio                    Morgan Stanley Asset Management
                      International Value Portfolio     Morgan Stanley Asset Management
                      Government Securities Portfolio   Pacific Investment Management Company
                      Managed Bond Portfolio            Pacific Investment Management Company
                      Money Market Portfolio            Pacific Life Insurance Company
                      High Yield Bond Portfolio         Pacific Life Insurance Company
                      Large-Cap Value Portfolio         Salomon Brothers Asset Management Inc

A registration statement relating to shares of the I-Net Tollkeeper Portfolio has been filed with the Securities and Exchange Commission, but has not yet become effective. The information in this prospectus is not complete and may be changed. Shares of the I-Net Tollkeeper Portfolio may not be sold until the registration statement is effective. This prospectus is not an offer to sell shares of this Portfolio and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

YOUR GUIDE TO THIS PROSPECTUS

                       This prospectus is designed to help you make informed decisions about the investments available under your Pacific Life variable annuity contract or variable life insurance policy.

                       We've divided the prospectus into five sections to make it easy for you to find what you're looking for.

Please contact         The first section, An overview of the Pacific Select
Pacific Life if you    Fund, contains a summary of the objectives, holdings
have any questions     and risks of each of the Pacific Select Fund's 21
about any of the       portfolios. It will help you understand the differences
Pacific Select Fund    between the portfolios, the risks associated with each,
portfolios.            and how risk and investment objectives relate.

Call toll-free:        About the portfolios tells you the following important
Annuities:             things about each portfolio:
1-800-722-2333
Life insurance:        . The portfolio's investment goal - what the portfolio
1-800-800-7681           is trying to achieve.

                       . What the portfolio invests in - how the portfolio
                         tries to meet its investment goal. It tells you the portfolio's principal investments and strategies, and any special focus, such as an emphasis on certain countries or industry sectors. Some portfolios have policies on the amount they can invest in certain kinds of securities. These policies apply at the time the investment is made.

                       . Who manages the portfolio - the people who manage
                         each portfolio. Pacific Life is the fund's adviser and manages two of the portfolios directly. To manage the other portfolios, Pacific Life and the fund have retained other portfolio managers. You'll find information about Pacific Life and the other managers starting on page 48.

                       . Risks you should be aware of - the principal risks
                         associated with each portfolio. Risk is the chance that you'll lose money on an investment, or that it will not earn as much as you expect. Every portfolio has some degree of risk depending on what it invests in and what strategies it uses. One of the most important investment decisions you'll need to make is how much risk you're willing to accept in exchange for potential return on an investment.

                       . How the portfolio has performed - lets you compare
                         portfolio performance. The bar chart and performance table show the portfolio's annual returns and year to year performance. Performance tables include a relevant index to allow you to measure the portfolio's performance against a benchmark. Unlike the portfolios, the indexes are unmanaged and do not incur any transaction costs.

                       Performance of comparable accounts shows you how a substantially similar account (or composite of accounts), managed by the companies that now manage the portfolios have performed in the past. It does not show you how the fund's portfolios have performed or will perform. Three portfolios (I-Net Tollkeeper, Diversified Research and International Large-Cap) are so new that they have no past performance to help you with your investment decision. Four portfolios (Mid-Cap Value, Large-Cap Value, Small-Cap Index and REIT) have only one year of performance, and one portfolio (Emerging Markets) has had a new manager since January 1, 2000. For the three new portfolios, Performance of comparable accounts may be found immediately following each portfolio's description in About the portfolios. For the other five portfolios, this information may be found following the section Managing the Pacific Select Fund.

                       When showing comparable performance, the portfolio manager generally includes all accounts with substantially similar goals and policies. The manager may, however, not include accounts that are too small or have too short an investment time horizon to accurately reflect the manager's performance, or that do not meet other established criteria to be included in a published composite.

                       Turn to the next two sections of the prospectus - Information for investors and Financial highlights - for information about fees and expenses the fund pays, how shares are priced, and fund performance.

                   An overview of the Pacific Select Fund                      4
                   -------------------------------------------------------------
                   About the portfolios

                   Aggressive Equity Portfolio                                 6

                   Emerging Markets Portfolio                                  8

                   Diversified Research Portfolio                             10

                   Small-Cap Equity Portfolio (formerly called
                    Growth Portfolio)                                         12

                   International Large-Cap Portfolio                          14

                   Bond and Income Portfolio                                  16

                   Equity Portfolio                                           18

                   I-Net Tollkeeper Portfolio                                 20

                   Multi-Strategy Portfolio                                   22

                   Equity Income Portfolio                                    24

                   Growth LT Portfolio                                        26

                   Mid-Cap Value Portfolio                                    28

                   Equity Index Portfolio                                     30

                   Small-Cap Index Portfolio                                  32

                   REIT Portfolio                                             34

                   International Value Portfolio (formerly called
                    International Portfolio)                                  36

                   Government Securities Portfolio                            38

                   Managed Bond Portfolio                                     40

                   Money Market Portfolio                                     42

                   High Yield Bond Portfolio                                  44

                   Large-Cap Value Portfolio                                  46
                   -------------------------------------------------------------
                   Managing the Pacific Select Fund                           48
                   -------------------------------------------------------------
                   Performance of comparable accounts                         53
                   -------------------------------------------------------------
                   Information for investors                                  56
                   -------------------------------------------------------------
                   Financial highlights                                       57
                   -------------------------------------------------------------
                   Where to go for more information                   back cover
                   -------------------------------------------------------------

AN OVERVIEW OF THE PACIFIC SELECT FUND

This table is a summary of        PORTFOLIO AND MANAGER                       THE PORTFOLIO'S INVESTMENT GOAL
the goals, investments and
risks of each of the Pacific      Aggressive Equity Portfolio                 Capital appreciation.
Select Fund's 21 portfolios.      Alliance Capital Management L.P.
It's designed to help you
understand the differences        Emerging Markets Portfolio                  Long-term growth of capital.
between the portfolios, the       Alliance Capital Management L.P.
risks associated with each,
and how risk and investment       Diversified Research Portfolio              Long-term growth of capital.
goals relate.                     Capital Guardian Trust Company

The performance of all of         Small-Cap Equity Portfolio                  Growth of capital.
the Pacific Select Fund            (formerly called Growth Portfolio)
portfolios is affected by         Capital Guardian Trust Company
changes in the economy and
financial markets. The            International Large-Cap Portfolio           Long-term growth of capital.
portfolios are also affected      Capital Guardian Trust Company
by other kinds of risks,
depending on the types of         Bond and Income Portfolio                   Total return and income consistent
securities they invest in.        Goldman Sachs Asset Management              with prudent investment management.
There's also the possibility
that investment decisions         Equity Portfolio                            Capital appreciation. Current income is of
portfolio managers make will      Goldman Sachs Asset Management              secondary importance.
not accomplish what they were
designed to achieve, or that      I-Net Tollkeeper Portfolio                  Long-term growth of capital.
the portfolio will not            Goldman Sachs Asset Management
achieve its investment goal.
                                  Multi-Strategy Portfolio                    High total return.
Equity securities historically    J.P. Morgan Investment Management Inc.
have offered the potential for
greater long-term growth than     Equity Income Portfolio                     Long-term growth of capital and income.
most fixed income securities,     J.P. Morgan Investment Management Inc.
but they also tend to have
larger and more frequent          Growth LT Portfolio                         Long-term growth of capital consistent with the
changes in price, which means     Janus Capital Corporation                   preservation of capital.
there's a greater risk you
could lose money over the         Mid-Cap Value Portfolio                     Capital appreciation.
short term. Fixed income          Lazard Asset Management
securities are affected
primarily by the financial        Equity Index Portfolio                      Investment results that correspond to the total
condition of the companies        Mercury Asset Management US                 return of common stocks publicly traded in the U.S.
that have issued them, and by
changes in interest rates.        Small-Cap Index Portfolio                   Investment results that correspond to the total
                                  Mercury Asset Management US                 return of an index of small capitalization companies.
You'll find more information
about each portfolio's recent     REIT Portfolio                              Current income and long-term
strategies and holdings in the    Morgan Stanley Asset Management             capital appreciation.
most recent report to
shareholders, and a more          International Value Portfolio               Long-term capital appreciation primarily through
detailed discussion of each        (formerly called International Portfolio)  investment in equity securities of corporations
portfolio's investments,          Morgan Stanley Asset Management             domiciled in countries other than the United States.
strategies and risks in the
Statement of Additional           Government Securities Portfolio             Maximize total return consistent with prudent
Information (SAI). Please turn    Pacific Investment Management Company       investment management.
to the back cover for
information about how to get      Managed Bond Portfolio                      Maximize total return consistent with prudent
copies of these documents.        Pacific Investment Management Company       investment management.

Many of the investment            Money Market Portfolio                      Current income consistent with preservation
techniques and strategies         Pacific Life Insurance Company              of capital.
discussed in this prospectus
and in the SAI are                High Yield Bond Portfolio                   High level of current income.
discretionary, which means        Pacific Life Insurance Company
that portfolio managers can
decide if they want to use        Large-Cap Value Portfolio                   Long-term growth of capital. Current income
them or not. Portfolio            Salomon Brothers Asset Management Inc       is of secondary importance.
managers may also use
investment techniques or make
investments in securities that
are not part of a portfolio's
principal investment strategy.
A portfolio's stated
investment goal, (as shown in
the second column to the
right),  cannot be changed
without the approval of
shareholders. Investment
policies may be changed from
time to time by the fund's
board of trustees.

THE PORTFOLIO'S MAIN INVESTMENTS                         THE PORTFOLIO'S MAIN RISKS
Equity securities of small emerging-growth companies     Price volatility and other risks that accompany an
and medium-sized companies.                              investment in small emerging-growth companies and medium-
                                                         sized companies. Particularly sensitive to price swings
                                                         during periods of economic uncertainty.

Equity securities of companies that are located          Price volatility and other risks that accompany an
in countries generally regarded as "emerging market"     investment in emerging markets. Sensitive to currency
countries.                                               exchange rates, international political and economic
                                                         conditions and other risks that affect foreign securities.
                                                         May have greater price swings than most of the portfolios.

Equity securities of U.S. companies and securities       Price volatility and other risks that accompany an
whose principal markets are in the U.S.                  investment in equity securities.

Equity securities of smaller and medium-sized            Price volatility and other risks that accompany an
companies.                                               investment in growth-oriented and smaller and medium-
                                                         sized companies. Particularly sensitive to price swings
                                                         during periods of economic uncertainty.

Equity securities of non-U.S. companies and              Price volatility and other risks that accompany an
securities whose principal markets are outside of        investment in foreign equities. Sensitive to currency
the U.S.                                                 exchange rates, international political and economic
                                                         conditions and other risks that affect foreign securities.

A wide range of fixed income securities with varying     Credit, interest rate, liquidity and other risks that
terms to maturity, with an emphasis on long-term         accompany an investment in fixed income securities and
bonds.                                                   in mortgage related investments. Particularly sensitive to credit risk during economic downturns. Generally
                                                         has the most interest rate risk of the bond portfolios.

Equity securities of large U.S. growth-oriented          Price volatility and other risks that accompany an equity
companies.                                               investment in large, growth-oriented companies.

Equity securities of companies which use, support,       Price volatility and other risks that accompany an
or relate directly or indirectly to use of the           investment in equity securities in technology companies.
Internet. Such companies include those in the media,     Particularly sensitive to price swings because the portfolio
telecommunications, and technology sectors.              is classified as "non-diversified" - it may hold securities from a fewer number of issuers than a diversified portfolio.

A mix of equity and fixed income securities.             Price volatility and other risks that accompany an
                                                         investment in equity securities. Credit, interest rate and other risks that accompany an investment in fixed income
                                                         securities.

Equity securities of large and medium-sized              Price volatility and other risks that accompany an
dividend-paying U.S. companies.                          investment in equity securities.

Equity securities of a large number of companies of      Price volatility and other risks that accompany an
any size.                                                investment in equity securities.

Equity securities of medium-sized U.S. companies         Price volatility and other risks that accompany an equity
believed to be undervalued.                              investment in medium-sized companies.

Equity securities of companies that are included in      Price volatility and other risks that accompany an
the Standard & Poor's 500 Composite Stock Price          investment in equity securities. May be particularly
Index.                                                   susceptible to a general decline in the U.S. stock market
                                                         because it cannot change its investment strategy,
                                                         even temporarily to protect it from loss during poor
                                                         economic conditions.

Equity securities of companies that are included in      Price volatility and other risks that accompany an
the Russell 2000 Small Stock Index.                      investment in smaller companies. May be particularly
                                                         susceptible to a general decline in the U.S. stock market
                                                         because it cannot change its investment strategy,
                                                         even temporarily to protect it from loss during poor
                                                         economic conditions.

Equity securities of real estate investment trusts.      Price volatility and the risks associated with the real
                                                         estate market. Particularly sensitive to price swings
                                                         because the portfolio is classified as "non-diversified" -
                                                         it may hold securities from a fewer number of
                                                         issuers than a diversified portfolio.

Equity securities of companies of any size located       Price volatility and other risks that accompany an
in developed countries outside of the U.S.               investment in foreign equities. Sensitive to currency
                                                         exchange rates, international political and economic
                                                         conditions and other risks that affect foreign securities.

Fixed income securities that are issued or               Credit, interest rate and other risks that accompany an
guaranteed by the U.S. government, its agencies or       investment in government bonds and in mortgage related
government-sponsored enterprises.                        investments. Generally has the least credit risk of the bond portfolios.

Medium and high-quality fixed income securities with     Credit, interest rate and other risks that accompany an
varying terms to maturity.                               investment in medium and high-quality fixed income
                                                         securities and in mortgage related investments.

Highest quality money market instruments believed to     Credit and interest rate risks that accompany an investment
have limited credit risk.                                in high quality short-term instruments. Intended to have the least investment risk of all of the portfolios.

Fixed income securities with lower and medium-           Credit, interest rate, liquidity and other risks that
quality credit ratings and intermediate to long          accompany an investment in lower-quality fixed income
terms to maturity.                                       securities. Particularly sensitive to credit risk during
                                                         economic downturns.

Equity securities of large U.S. companies.               Price volatility and other risks that accompany an equity
                                                         investment in large companies.

                                                                                                                    5

ABOUT THE PORTFOLIOS   AGGRESSIVE EQUITY PORTFOLIO

                       [SYMBOL]  -----------------------------------------------

The portfolio's        This portfolio seeks capital appreciation. No
investment goal        consideration is given to income.

                       This portfolio is not available for:
                       . Pacific Corinthian variable annuity contracts.

                       [SYMBOL]  ---------------------------------------------

What the portfolio     This portfolio's principal investment strategy is to
invests in             invest in small emerging-growth companies and medium-
                       sized companies, but it may also invest in larger, more
                       well-established companies. It tends to emphasize
A company's            companies that have a total market capitalization of up
"capitalization" is    to $5 billion. The portfolio focuses primarily on U.S.
a measure of its       companies, but may invest in companies located outside
size. Capitalization   of the U.S.
is calculated by
multiplying the        Investments principally include common stock, as well
current share price    as preferred stocks, fixed income securities, some of
by the number of       which can be converted to equity securities, and
shares held by         warrants.
investors.
                       The portfolio management team looks for companies that
Price to earnings      are expected to meet growth targets set by the team,
ratio (P/E) is one     and that have a price to earnings ratio that is lower
way of measuring       than its expected growth rate. Within these guidelines,
the value of a         the team looks for three kinds of companies:
company. It's
simply the price of    . undervalued companies, whose shares are being sold at
a stock divided by       a discount relative to the shares of similar
its estimated or         companies, and that the team believes are likely to
actual earnings per      exceed growth expectations
share. A high P/E
ratio could            . companies in cyclical industries, like technology or
indicate a high          financial services, that the team believes are likely
level of investor        to experience rapid growth in the current economy
confidence in the
company.               . companies that are experiencing changes, like a
                         change in corporate structure, that the team believes are likely to result in growth.

                       Before investing in a company, the team usually meets with the company's management team, customers, competitors and suppliers, and may consult with external industry analysts. The team also analyzes the company's cash flow trends to try to determine its financial stability and the reliability of its projected earnings. The portfolio management team may also buy index options to try to increase returns, and use options and other derivatives to offset changes in currency exchange rates. The portfolio may lend some of its assets, as long as the loans it makes are secured.

                       The team may temporarily change these strategies if it believes economic conditions make it necessary to try to protect the portfolio from potential loss. In this case, the portfolio may invest in U.S. government securities, higher-quality corporate fixed income securities, mortgage related and asset backed securities, or money market instruments.

                       [SYMBOL]  ---------------------------------------------

Risks you should be    The Aggressive Equity Portfolio principally invests in
aware of               equity securities, which may go up or down in value,
                       sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most fixed income securities, they generally have higher volatility. The portfolio may be affected by the following risks, among others:

Companies that have    . price volatility - the value of the portfolio changes
recently undergone       as the prices of its investments go up or down. This
a change in              portfolio invests in companies that the team thinks
corporate structure      have the potential for above average growth, which
may have a greater       may give the portfolio a higher risk of price
degree of price          volatility than a portfolio that invests principally
volatility than          in equities that are "undervalued."
more established
companies because       Small emerging growth companies may be more
there's no              susceptible to larger price swings than larger
guarantee that the      companies because they may have fewer financial
new management          resources, limited product and market diversification
structure will          and many are dependent on a few key managers. Emerging
result in growth.       growth companies and companies in cyclical industries
                        may be particularly susceptible to rapid price swings during periods of economic uncertainty.

                       [SYMBOL]  ----------------------------------------------

Risks you should be    . risks of foreign investing - foreign investments may
aware of                 be riskier than U.S. investments for many reasons,
(continued)              including changes in currency exchange rates,
                         unstable political and economic conditions, a lack of
                         adequate company information, differences in the way
This portfolio may       securities markets operate, less secure foreign banks
not invest more          or securities depositories than those in the U.S.,
than 20% of its          and foreign controls on investment.
assets in foreign
investments that       . risks of using derivatives - this portfolio may use
are principally          index options and other investment techniques to help
traded outside the       it achieve its investment goal. There's always a risk
U.S.                     that these techniques could reduce returns or
                         increase the portfolio's volatility.

                       . short-term trading - the portfolio may engage in
                         short-term trading, which could result in higher trading costs.

                       [SYMBOL]  ----------------------------------------------

How the portfolio      Year by year total return (%)
has performed          as of December 31 each year/1/,/2/

The bar chart shows    [GRAPH OF AGGRESSIVE EQUITY PORTFOLIO APPEARS HERE]
how the portfolio's
performance has         96    97     98    99
varied since its       ----  ----  -----  ----
inception.             7.86  3.78  13.22

The table below the    Best and worst quarterly performance during this period:
bar chart compares         quarter     :      %;     quarter    :       %
the portfolio's
performance with       Average annual total return               Since inception
the Russell 2500       as of December 31, 1999          1 year   (April 1, 1996)
Index, an index of     ---------------------------------------------------------
the stocks of          Aggressive Equity Portfolio/2/      %       %
approximately 2,500    Russell 2500 Index                  %       %
mid-capitalization
U.S. companies.        /1/ Total return for 1996 is for the period from April
                           1, 1996 (commencement of operations) to December 31,
Returns do not             1996.
reflect fees and       /2/ Alliance Capital Management L.P. began managing the
expenses associated        portfolio on May 1, 1998 and some investment
with any variable          policies changed at that time. Another firm managed
annuity contract or        the portfolio before that date.
variable life
insurance policy,
and would be lower
if they did.

Looking at how a
portfolio has
performed in the
past is important -
but it's no
guarantee of how it
will perform in the
future.

                       [SYMBOL]  ----------------------------------------------

Who manages the        Alden Stewart is executive vice president of Alliance
portfolio              Capital. He joined Alliance Capital in 1971 as an
                       analyst following various industry groups, and has been
[LOGO OF ALLIANCE      a portfolio manager since 1977. He began managing the
CAPITAL APPEARS HERE]  Aggressive Equity Portfolio in 1998. Alden has 28 years of investment experience, a BA from the University of
The Aggressive         Oregon and an MBA from the University of Chicago.
Equity Portfolio is
managed by a team      Randall Haase is senior vice president of Alliance
of portfolio           Capital. He joined Alliance Capital in 1993. Before
managers at            joining Alliance Capital he was an analyst with
Alliance Capital       Equitable Capital. Randall has 13 years of investment
Management L.P.        experience, a BA from Lehigh University and an MBA from
You'll find more       New York University.
about Alliance
Capital on page 48.    Aryeh Glatter is vice president of Alliance Capital. He
                       joined Alliance Capital in 1993. Before joining
                       Alliance Capital he was an analyst with Equitable
                       Capital. Aryeh has 10 years of investment experience, a BA from Brooklyn College and an MBA from New York
                       University.

ABOUT THE PORTFOLIOS   EMERGING MARKETS PORTFOLIO

                       [SYMBOL]  ----------------------------------------------

The portfolio's        This portfolio seeks long-term growth of capital.
investment goal
                       This portfolio is not available for:
                       . Pacific Corinthian variable annuity contracts.

                       [SYMBOL]  ----------------------------------------------

What the portfolio     This portfolio's principal investment strategy is to
invests in             invest in companies that are located in countries that
                       are generally regarded as "emerging market" countries.
                       It principally invests in common stock.

Emerging market        The portfolio manager seeks securities that meet its
countries are          selection criteria and allocates assets geographically.
typically less         The portfolio manager uses a two-step process to manage
developed              the portfolio:
economically than
industrialized         . looks for companies that it believes will provide
countries and may        superior growth at attractive prices -  the portfolio
offer high growth        manager uses fundamental company analysis to try to
potential as well        identify opportunities for increasing earnings growth
as considerable          and good return on equity, and favors companies whose
investment risk.         stocks trade at attractive valuations relative to
These countries are      their global or regional peers. The portfolio manager
generally located        pays attention to corporate governance, and prefers
in South America,        management teams that have a track record for
Asia, the Middle         increasing shareholder value.
East and Eastern
Europe.                . allocates assets among countries in three broad
                         regions - the portfolio manager allocates assets among Asia, Latin America, and Eastern Europe/Middle
                         East/Africa. The portfolio manager normally allocates assets among these regions in amounts that approximate the weightings of the Morgan Stanley
                         Capital International (MSCI) Emerging Markets Free
                         Index, although the portfolio manager may deviate from the index if it believes there is an investment opportunity or for defensive reasons.

                       The team may use options, futures contracts and other techniques to try to increase returns. It may also use derivatives and other management techniques to hedge and manage changes in currency exchange rates. The portfolio may also cross-hedge between two non-U.S. currencies. The portfolio may lend some of its assets, as long as the loans it makes are secured.

                       The portfolio's policy is to have almost all portfolio assets in common stock at all times. The portfolio may, however, invest in U.S. government securities, high-quality corporate fixed income securities, or money market instruments, to meet cash flow needs or if the U.S. government ever imposes restrictions on foreign investing.

                       [SYMBOL]  ----------------------------------------------

Risks you should be    The Emerging Markets Portfolio principally invests in
aware of               equity securities, which may go up or down in value,
                       sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most fixed income securities, they generally have higher volatility. The portfolio may be affected by the following risks, among others:

Companies in           . price volatility - the value of the portfolio changes
emerging markets         as the prices of its investments go up or down. This
may be especially        portfolio invests in companies in emerging markets,
volatile. The value      which may be particularly volatile. It also invests
of this portfolio        in smaller companies, which tend to have higher price
may have greater         swings than larger companies because they have fewer
price swings than        financial resources, limited product and market
most of the Pacific      diversification and many are dependent on a few key
Select Fund              managers.
portfolios.
                       . risks of foreign investing - foreign investments may
                         be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging markets countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging markets countries.

                     [SYMBOL]  -------------------------------------------------

Risks you should be  . risks of using derivatives - this portfolio may
aware of               invest in foreign currency transactions, forward
(continued)            foreign currency contracts, options, futures, and use
                       other investment techniques to help it achieve its investment goals. There's always a risk that these techniques could reduce returns or increase the portfolio's volatility.

                     . emerging countries risk - compared to developed foreign
                       markets, emerging market countries (such as many in Asia, Latin America, Eastern Europe and Africa):

                       . are generally subject to greater price volatility

                       . may have a higher degree of political and economic
                         instability

                       . often have smaller market capitalizations

                       . have less governmental regulation

                       . are not subject to as extensive and frequent
                         accounting, financial and other reporting requirements.

                     Investment in securities of Eastern European countries, including in particular, Russia, and other emerging market countries, also involve risk of loss resulting from problems in share registration and custody.

                     [SYMBOL]  ------------------------------------------------

How the portfolio    Year by year total return (%)
has performed        as of December 31 each year/1/

The bar chart shows [GRAPH OF EMERGING MARKETS PORTFOLIO APPEARS HERE] how the portfolio's
performance has        96     97      98    99
varied since its     ------ ------ ------- ----
inception.           (3.23) (1.69) (26.83)

The table below the  Best and worst quarterly performance during this period:
bar chart compares         quarter     :      %;      quarter     :         %
the portfolio's
performance with     Average annual total return                Since inception
the Morgan Stanley   as of December 31, 1999           1 year   (April 1, 1996)
Capital              -----------------------------------------------------------
International        Emerging Markets Portfolio/2/            %        %
(MSCI) Emerging      MSCI Emerging Markets Free Index         %        %
Markets Free Index,
an index of          /1/ Total return for 1996 is for the period from April 1,
approximately 879        1996 (commencement of operations) to December 31,
stocks from              1996.
approximately 26     /2/ Alliance Capital Management L.P. began managing this
emerging market          portfolio on January 1, 2000. Another firm managed
countries.               the portfolio before that date.

Returns do not
reflect fees and
expenses associated
with any variable
annuity contract or
variable life
insurance policy,
and would be lower
if they did.

Looking at how a
portfolio has
performed
in the past is
important - but
it's no guarantee
of how it will
perform in the
future.

For information on
how Alliance
Capital has managed
substantially
similar accounts,
see page 53.

                     [SYMBOL]  ------------------------------------------------

Who manages the      Edward D. Baker III, Senior Vice President at Alliance
portfolio            Capital, will be the primary portfolio manager. He is
                     the head of the emerging markets equity portfolio
[LOGO OF ALLIANCE    management team and he coordinated the investment
CAPITAL APPEARS      activities of Alliance Capital's non-U.S. joint
HERE]                ventures. He is Chairman of Alliance Capital Management
                     Australia, Chairman and CEO of Alliance Capital
The Emerging         Management Canada and Vice Chairman of Alliance Capital
Markets Portfolio    Investments Trust Management Co. in Japan. He is also a
is managed by a      member of the Board of Directors of New Alliance in
team of portfolio    Hong Kong. Prior to joining Alliance Capital in 1995,
managers at          Mr. Baker worked for BARRA, Inc., an investment
Alliance Capital     technology firm. Mr. Baker is supported by a team of
Management L.P.      four other portfolio managers, each of whom has
You'll find more     experience in investing in emerging market countries.
about Alliance
Capital on page 48.

ABOUT THE PORTFOLIOS   DIVERSIFIED RESEARCH PORTFOLIO


                       [SYMBOL]  ----------------------------------------------

The portfolio's        This portfolio seeks long-term growth of capital.
investment goal
                       This portfolio is not available for:
                       . Pacific Corinthian variable annuity contracts
                       . Pacific Select variable life insurance policies.

                       [SYMBOL]  ----------------------------------------------

What the portfolio     This portfolio's principal investment strategy is to
invests in             invest in common stocks of U.S. companies and common
                       stocks of foreign companies with significant markets in
A company's "market    the U.S. The portfolio invests primarily in companies
capitalization" is     with a total market capitalization of more than $1
a measure of its       billion. Stocks of foreign companies with significant
size.                  markets in the U.S. include American Depositary
Capitalization is      Receipts (ADRs) and foreign securities registered in
calculated by          the U.S. The portfolio principally invests in common
multiplying the        stock, but it may also invest in securities convertible
current share price    into common stock, warrants, rights and non-convertible
by the number of       preferred stock.
shares held by
investors.             The portfolio is managed by a team of analysts. The
                       portfolio is divided into segments, and each has its own analyst who makes independent decisions within portfolio guidelines and objectives. Sector weightings are the result of individual security selections, although the portfolio manager expects major industry sectors to typically be represented in the portfolio.

                       The portfolio may invest up to 15% of its total assets in securities of companies domiciled outside the U.S. that are not included in the Standard & Poor's 500 Composite Stock Price Index.

                       Although the portfolio managers do not intend to seek short-term profits, they may sell securities whenever they believe appropriate, without regard to the length of time a security has been held.

                       The portfolio management team may temporarily change these strategies if it believes economic conditions make it necessary to try to protect the portfolio from potential loss. In this case, the portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations.

                       [SYMBOL]  ----------------------------------------------

Risks you should be    The Diversified Research Portfolio principally invests
aware of               in equity securities, which may go up or down in value,
                       sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most fixed income securities, they generally have higher volatility. The portfolio may be affected by the following risks, among others:

                       . price volatility - the value of the portfolio changes
                         as the prices of its investments go up and down. The portfolio invests in large to medium size companies, which tend to have more stable prices than smaller companies.

                       . risks of foreign investing - foreign investments may
                         be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                       [SYMBOL]  -----------------------------------------------

Who manages the        Andrew F. Barth, is President and Research Director-U.S.
portfolio              of Capital International Research, Inc., the research arm
                       and a subsidiary of Capital Guardian. He is also a
[LOGO OF CAPITAL       Director of Capital Guardian and member of its
GUARDIAN TRUST         Executive Committee and Global Institution Group North
APPEARS HERE]          American Committee. As the Research Coordinator for the
                       portfolio, Mr. Barth facilitates the communication and
The Diversified        comparison of investment ideas and allocates the
Research Portfolio     portfolio's assets among the analysts. The analysts
is managed by a        have an average of 13 years investment experience and
team of analysts,      an average of 10 years with Capital Guardian or its
led by the Research    affiliates.
Coordinator, at
Capital Guardian
Trust Company.
You'll find more
about Capital
Guardian on page
48.

--------------------------------------------------------------------------------
PERFORMANCE OF COMPARABLE ACCOUNTS
--------------------------------------------------------------------------------

This portfolio has     This chart does not show you the performance of the
no historical          Diversified Research Portfolio -- it shows the
performance to         performance of similar accounts managed by Capital
report because it      Guardian Trust Company.
started on January 1,
2000.                  Annual total returns, and average annual total returns
                       for the periods ending December 31, 1999.
The chart to the
right shows the        ---------------------------------------------------------
historical                                          Capital Guardian
performance of a                                    U.S. Equity
composite of 3                                      Diversified
accounts managed by                                 Research Composite,
Capital Guardian                                    adjusted to
using its U.S.                                      reflect fees and
Equity Diversified                Capital Guardian  estimated expenses
Research strategy,                U.S. Equity       of the
calculated                        Diversified       Diversified
according to the                  Research          Research           S&P 500
standards set by       Year       Composite (%)     Portfolio (%)      Index (%)
the Association for    ---------------------------------------------------------
Investment             1999
Management and         1998       28.40             28.14              28.58
Research (AIMR).       1997       30.91             30.66              33.36
Each account in the    1996       21.92             21.63              22.96
composite has          1995       39.63             39.43              37.58
investment             1994        4.41              4.04               1.27
objectives,            1 Year
policies and           5 Years
strategies that are    since
substantially          inception
similar to those of    3/31/93
the Diversified        ---------------------------------------------------------
Research Portfolio.
                       The accounts in the composite were not subject to the
This information       requirements of the Investment Company Act of 1940 or
shows the              Subchapter M of the Internal Revenue Code, which, if
historical track       imposed, could have adversely affected the performance.
record of the
portfolio manager      The first column (after "Year") shows performance of
and is not intended    the Capital Guardian U.S. Equity Diversified Research
to imply how the       Composite after the highest advisory fees charged to
Diversified            accounts within the composite have been deducted.
Research Portfolio     Custody fees or other expenses normally paid by mutual
has performed or       funds and which the Diversified Research Portfolio will
will perform. Total    pay have not been deducted. If those expenses were
returns represent      deducted, returns would be lower.
past performance of
the Capital            The second column shows gross performance of the
Guardian U.S.          Capital Guardian composite, adjusted to reflect the
Equity Diversified     estimated fees and expenses of the Diversified Research
Research Composite     Portfolio.
and not the
Diversified            The third column shows performance of the S&P 500
Research Portfolio.    Index, an index of the stocks of approximately
                       500 large-capitalization U.S. companies, for the same
Returns do not         periods. Results include reinvested dividends.
reflect fees and
expenses associated
with any variable
annuity contract or
variable life
insurance policy,
and would be lower
if they did.

ABOUT THE PORTFOLIOS   SMALL-CAP EQUITY PORTFOLIO

                       [SYMBOL]  ----------------------------------------------

The portfolio's        This portfolio seeks growth of capital over the long
investment goal        term. The realization of current income will not be a
                       factor in considering portfolio securities.

                       This portfolio is not available for:
                       . Pacific Corinthian variable annuity contracts

                       [SYMBOL]  ----------------------------------------------

What the portfolio     This portfolio's principal investment strategy is to
invests in             invest in small to medium-sized companies. It tends to
                       emphasize companies that have a total market
                       capitalization of between $50 million and $1.5 billion.
                       It invests principally in common stocks. The portfolio
                       may also invest in fixed income securities, including
                       those that can be converted into equity securities, and
A company's            foreign securities that are listed on a U.S. stock
"capitalization" is    exchange or over the counter market.
a measure of its
size.                  The portfolio is managed by a team of portfolio
Capitalization is      managers. The portfolio is divided into segments, and
calculated by          each has its own manager who makes independent
multiplying the        decisions within portfolio guidelines and objectives.
current share price
by the number of       When assessing companies, the team uses a value-oriented
shares held by         approach in which it tries to identify the difference
investors.             between the underlying value of a company and the market
                       price of its security. Value is identified in a number of
                       ways, including the relationship of the stock's current
                       price to earnings, the strength of the company's balance
                       sheet, and price-to-book value. The team looks at a
A smaller company      number of variables, including the fundamental long-term
with a promising       outlook for the company, the extent to which shares may
product or             be considered undervalued and the expectations of the
operating in a         market as a whole.
dynamic field may
have greater           The team considers strong company management important,
potential for rapid    and investment decisions may be based on meetings with
earnings growth        the company's senior executives and its competitors, as
than a larger one.     well as on information from economists, government
However, it may        officials and industry specialists.
have a harder time
securing financing     To help it achieve its investment goal, the portfolio
and may be more        may lend some of its assets, as long as the loans it
sensitive to a         makes are secured.
setback in sales or
to economic            The team may temporarily change these strategies if it
downturns than         believes economic conditions make it necessary to try
larger, more           to protect the portfolio from potential loss. In this
established            case, the portfolio may invest in money market
companies.             securities, short-term corporate debt, preferred stocks
                       and U.S. government securities.

                       [SYMBOL]  ----------------------------------------------

Risks you should be    The Small-Cap Equity Portfolio principally invests in
aware of               equity securities, which go up or down in value,
                       sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most fixed income securities, they generally have higher volatility. The portfolio may be affected by the following risk, among others:

                     [SYMBOL]  -------------------------------------------------

Risks you should be  . price volatility - the value of the portfolio changes
aware of               as the prices of its investments go up or down. This
(continued)            portfolio invests in companies with smaller
                       capitalizations, which may give the portfolio a higher risk of price volatility than a portfolio that invests in companies with larger capitalizations.

                     In addition, the securities of smaller companies generally have less liquidity and may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, and many are dependent on a few key managers.

                     [SYMBOL]  -------------------------------------------------

How the portfolio    Year by year total return (%)
has performed        as of December 31 each year

The bar chart shows  [GRAPH OF SMALL-CAP EQUITY PORTFOLIO APPEARS HERE]
how the portfolio's
performance has        90     91    92    93     94     95    96    97    98  99
varied over the      ------- ----- ----- ----- ------- ----- ----- ----- ---- --
past 10 years.       (17.30) 39.15 20.53 21.89 (10.49) 25.75 23.62 30.27 2.69

The table below the  Best and worst quarterly performance during this period:
bar chart compares        quarter     :     %;      quarter     :     %
the portfolio's
performance with     Average annual total return
the Russell 2000     as of December 31, 1999           1 year  5 years  10 years
Small Stock Index,   -----------------------------------------------------------
an index of the      Small-Cap Equity Portfolio             %       %        %
stocks of            Russell 2000 Small Stock Index         %       %        %
approximately 2,000
U.S. small-
capitalization
companies.

Returns do not
reflect fees and
expenses associated
with any variable
annuity contract or
variable life
insurance policy,
and would be lower
if they did.

Looking at how a
portfolio has
performed in the
past is important -
but it's no
guarantee of how it
will perform in the
future.

                     [SYMBOL]  -------------------------------------------------

Who manages the      Michael Ericksen, senior vice president of Capital
portfolio            Guardian, is the lead portfolio manager. He has 18 years of experience as an investment professional, including 12
[LOGO OF CAPITAL     years with The Capital Organization.
GUARDIAN TRUST
COMPANY APPEARS      Robert Kirby, a senior partner of The Capital Group
HERE]                Partners L.P., has 46 years of experience as an
                     investment professional, including 33 years with The
The Small-Cap        Capital Organization.
Equity Portfolio is
managed by a team    James Kang, vice president of Capital International
of portfolio         Research Inc., has 12 years of experience as an
managers at Capital  investment professional, including 11 years with The
Guardian Trust       Capital Organization.
Company. You'll
find more about      Karen A. Miller, vice president of Capital International
Capital Guardian     Research Inc., has 11 years of research/investment
on page 48.          experience, including 9 years with The Capital
                     Organization.

                     Lawrence R. Solomon, senior vice president of Capital International Research Inc., has 16 years of experience as an investment professional, including 15 years with The Capital Organization.

ABOUT THE PORTFOLIOS   INTERNATIONAL LARGE-CAP PORTFOLIO

                       [SYMBOL] ------------------------------------------------

The portfolio's        This portfolio seeks long-term growth of capital.
investment goal
                       This portfolio is not available for:
                       . Pacific Corinthian variable annuity contracts
                       . Pacific Select variable life insurance policies.

                       [SYMBOL] ------------------------------------------------

What the portfolio     This portfolio's principal investment strategy is to
invests in             invest at least 80% of its assets in companies located
                       outside the U.S. The portfolio principally invests in common stock, but it may also invest in securities convertible into common stock, warrants, rights and non-convertible preferred stock.

                       The portfolio is managed by a team of managers. The portfolio management team normally emphasizes investments in securities of companies located in Europe, Canada, Australia, Asia and the Far East, but may also invest in other countries and regions, including developing countries. Regional and country allocation decisions are based on a variety of factors, including economic, social, and political developments, currency risks and the liquidity of various national markets.

                       Although the portfolio managers do not intend to seek short-term profits, they may sell securities whenever they believe appropriate, without regard to the length of time a security has been held.

                       The portfolio managers may use currency hedging and other investment management techniques, such as forward foreign currency contracts. The portfolio may also cross-hedge between two non-U.S. currencies.

                       The portfolio management team may temporarily change these strategies if it believes that economic conditions make it necessary to try to protect the portfolio from potential loss. In this case, the portfolio may invest a substantial portion of its assets in short-term obligations.

                       [SYMBOL] ------------------------------------------------

Risks you should be    The International Large-Cap Portfolio invests in equity
aware of               securities, which may go up or down in value, sometimes
                       rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most fixed income securities, they generally have higher volatility. The portfolio may be affected by the following risks, among others:

                       . price volatility - the value of the portfolio changes
                         as the prices of the investments it holds go up or down. The portfolio invests in large to medium size companies, which tend to have more stable prices than smaller companies.

                       . risks of foreign investing - foreign investments may
                         be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                       . risks of currency derivatives - this portfolio may
                         enter into foreign currency transactions, forward foreign currency contracts and other investment techniques to help it achieve its investment goals. There's always a risk that these techniques could reduce returns or increase the portfolio's volatility.

                       . emerging countries risk - compared to developed
                         foreign markets, emerging market countries (such as many in Asia, Latin America, Eastern Europe and Africa):

                         . are generally subject to greater price volatility

                         . may have a higher degree of political and economic
                           instability
14

                       [SYMBOL] -----------------------------------------------

Risks you should be      . often have smaller market capitalizations
aware of
(continued)              . have less governmental regulation

                         . are not subject to as extensive and frequent
                           accounting, financial and other reporting requirements.

                           Investment in securities of Eastern European countries, including in particular, Russia, and other emerging market countries, also involve risk of loss resulting from problems in share registration and custody.

                       [SYMBOL] -----------------------------------------------

Who manages the        The portfolio is managed by a team of managers with an
portfolio              average of 21 years with Capital Guardian or its
                       affiliates and 25 years investment experience. Each
[LOGO OF CAPITAL       portfolio manager is individually responsible for the
GUARDIAN TRUST         portion of the portfolio assigned to them. Each manager
COMPANY APPEARS HERE]  then invests his or her portion of the portfolio in accordance with their investment convictions within
The International      portfolio guidelines and objectives. The portfolio
Large-Cap Portfolio    management team is supported by over 28 research
is managed by a        analysts who also manage a portion of the portfolio.
team of portfolio
managers at Capital
Guardian Trust
Company. You'll
find more about
Capital Guardian on
page 48.

--------------------------------------------------------------------------------
PERFORMANCE OF COMPARABLE ACCOUNTS
--------------------------------------------------------------------------------

This portfolio has     This chart does not show you the performance of the
no historical          International Large-Cap Portfolio -- it shows the
performance to         performance of similar accounts managed by Capital
report because it      Guardian Trust Company.
started on January
1, 2000.               Annual total returns, and average annual total returns
                       for the periods ending December 31, 1999.
The chart to the       ------------------------------------------------------
right shows the                                   Capital Guardian
historical                                        Non-U.S. Equity
performance of the                                Composite,
Capital Guardian                                  adjusted to
Non-U.S. Equity                                   reflect fees and
Composite,                                        estimated
calculated                                        expenses of the
according to the                 Capital Guardian International
standards set by                 Non-U.S. Equity  Large-Cap        MSCI EAFE
the Association for    Year      Composite (%)    Portfolio (%)    Index (%)
Investment             ------------------------------------------------------
Management and         1999
Research (AIMR).       1998       17.14            16.81            20.33
Each of the 92         1997        8.78             8.39             1.78
accounts in the        1996       15.40            15.06             6.04
composite has          1995       13.50            13.14            11.21
investment             1994        3.25             2.83             7.80
objectives,            1993       35.90            35.70            32.60
policies and           1992       (3.58)           (4.06)          (12.20)
strategies that are    1991       16.98            16.64            12.50
substantially          1990      (13.62)          (14.17)          (23.20)
similar to those of    1989       21.75            21.45            10.50
the International      1 year
Large-Cap              5 years
Portfolio.             10 years
                       ------------------------------------------------------
This information
shows the              The accounts in the composite were not subject to the
historical track       requirements of the Investment Company Act of 1940 or
record of the          Subchapter M of the Internal Revenue Code, which, if
portfolio manager      imposed, could have adversely affected the performance.
and is not intended
to imply how the       The first column (after "Year") shows performance of
International          the Capital Guardian Non-U.S. Equity Composite after
Large-Cap Portfolio    the highest advisory fees charged to the accounts
has performed or       within the composite have been deducted. Custody fees
will perform. Total    or other expenses normally paid by mutual funds and
returns represent      which the International Large-Cap Portfolio will pay
past performance of    have not been deducted. If those expenses were
the Capital            included, returns would be lower.
Guardian Non-U.S.
Equity Composite       The second column shows gross performance of the
and not the            Capital Guardian composite, adjusted to reflect the
International          estimated fees and expenses of the International Large-
Large-Cap              Cap Portfolio.
Portfolio.
                       The third column shows performance of the Morgan
Returns do not         Stanley Capital International EAFE Index, an unmanaged
reflect fees and       market value-weighted average of the performance of
expenses associated    over 1,000 securities listed on the stock exchanges of
with any variable      countries in Europe, Australia, Asia, and the Far East,
annuity contract or    for the same periods. Results include reinvested
variable life          dividends.
insurance policy,
and would be lower
if they did.

ABOUT THE PORTFOLIOS   BOND AND INCOME PORTFOLIO

                       [SYMBOL] ------------------------------------------------

The portfolio's        This portfolio seeks to provide total return and income
investment goal        consistent with prudent investment management.

                       [SYMBOL] ------------------------------------------------

What the portfolio     This portfolio's principal investment strategy is to
invests in             invest in a wide range of fixed income securities with
                       varying terms to maturity, with an emphasis on long-
                       term bonds. The portfolio normally invests at least 80%
Total return is        of its assets in securities that are rated investment
made up of income      grade at the time of investment by a credit rating
plus any gains in      agency, or that have not been rated, but the portfolio
the value of the       management team considers to be of comparable quality.
portfolio's
securities.            These principally include:

                       . corporate bonds and notes of U.S. companies, some of
Duration is a            which may be high yield ("junk") bonds
mathematical
measure of the         . U.S. treasury bonds and notes, or options or futures
average life of a        on them
bond that includes
its yield, coupon,     . fixed income securities issued by foreign companies
final maturity and       and governments that are denominated in U.S. dollars
call features. It        or foreign currencies, some of which may be issued by
is often used to         governments in emerging market countries
measure the
potential              . municipal securities including private activity bonds
volatility of a          or industrial development bonds
bond's price, and
is considered a        . mortgage related securities, including stripped
more accurate            mortgage related securities and other asset-backed
measure than             securities
maturity of a
security's             . fixed income securities with variable interest rates
sensitivity to
changes in interest    . fixed income securities that can be converted to
rates.                   equity securities.

                       The portfolio management team chooses investments that have short, intermediate and long terms to maturity. The team uses duration management as a fundamental part of the portfolio's strategy. The average duration of the portfolio will usually be within one-half year of the duration of the Lehman Brothers Long-Term Government/Corporate Bond Index. The index had an
                       average duration of       years on March 31, 2000.

                       The team may also use options, futures contracts and other hedging techniques when necessary to try to offset the effects of changes in interest rates and currency exchange rates. The portfolio may lend some of its assets, as long as the loans it makes are secured.

                       [SYMBOL] ------------------------------------------------

Risks you should be    Since the Bond and Income Portfolio principally invests
aware of               in fixed income securities of both U.S. and foreign
                       issuers, it may be affected by the following risks,
                       among others:
The Bond and Income
Portfolio tends to     . changes in interest rates - the value of the
have the most            portfolio may fall when interest rates rise. Changes
interest rate risk       in interest rates may have a significant effect on
of the Pacific           this portfolio, because it primarily invests in
Select Fund bond         securities with long terms to maturity and may use
portfolios because       hedging techniques. Bonds with longer durations tend
it invests in bonds      to be more sensitive to changes in interest rates,
with longer terms        making them more volatile than bonds with shorter
to maturity, and         durations. The portfolio may also invest in mortgage
maintains a longer       related securities and fixed income securities with
average portfolio        variable interest rates. These can reduce returns if
duration.                interest rates go down. Stripped mortgage related
                         securities can be particularly sensitive to changes in interest rates.

                       . credit risk - the portfolio could lose money if the
                         issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. This portfolio may invest in high yield bonds, which may make it particularly subject to credit risk, especially during periods of economic uncertainty or during economic downturns.

                       [SYMBOL] ------------------------------------------------

Risks you should be    . inability to sell investments - the portfolio could
aware of                 lose money or not realize potential gains if it
(continued)              cannot sell an investment at the time and price that
                         would be most beneficial to the portfolio. Securities
This portfolio may not   whose credit ratings have been lowered, or that have
invest more than:        been issued in emerging market countries, may be
 . 20% of its assets      particularly difficult to sell.
  in lower-rated
  "junk" bonds, of     . risks of foreign investing - foreign investments may
  which 15% may be       be riskier than U.S. investments for many reasons,
  in emerging            including changes in currency exchange rates,
  markets                unstable political and economic conditions, a lack of
 . 10% of its assets      adequate company information, differences in the way
  in foreign             securities markets operate, less secure foreign banks
  investments            or securities depositories than those in the U.S.,
  denominated in         and foreign controls on investment.
  foreign
  currencies.          . risks of using derivatives - this portfolio may use
 . 10% of its assets      options, futures contracts and other investment
  in stripped            techniques to help it achieve its investment goal.
  mortgage related       There's always a risk that these techniques could
  securities.            reduce returns or increase the portfolio's volatility.

                       [SYMBOL] ------------------------------------------------

How the portfolio      Year by year total return (%)
has performed          as of December 31 each year/1/

The bar chart shows    [GRAPH OF BOND AND INCOME PORTFOLIO APPEARS HERE]
how the portfolio's
performance has         90   91    92   93     94    95     96    97    98   99
varied over the        ---- ----- ---- ----- ------ ----- ------ ----- ---- ----
past 10 years.         3.27 24.32 8.09 19.39 (8.36) 33.71 (0.80) 16.32 8.97

The table below the    Best and worst quarterly performance during this period:
bar chart compares         quarter     :      %;      quarter     :       %
the portfolio's
performance with       Average annual total return
the Lehman Brothers    as of December 31, 1999           1 year 5 years 10 years
Long-Term              ---------------------------------------------------------
Government/Corporate   Bond and Income Portfolio/1/        %      %       %
Bond Index, an         Lehman Brothers Long-Term
index of bonds with     Government/Corporate Bond Index    %      %       %
maturities of 10
years or more.         /1/ Goldman Sachs Asset Management began managing the
                           portfolio on May 1, 1998, and some investment
Returns do not             policies changed at that time. Another firm managed
reflect fees and           the portfolio before that date. Performance of the
expenses associated        Bond and Income Portfolio before 1995 is based on
with any variable          the performance of the portfolio of the Pacific
annuity contract or        Corinthian Variable Fund, which the Pacific Select
variable life              Fund acquired on December 31, 1994.
insurance policy,
and would be lower
if they did.

Looking at how a
portfolio has
performed in the
past is important -
but it's no
guarantee of how it
will perform in the
future.

                       [SYMBOL] ----------------------------------------------

Who manages the        Jonathan Beinner, managing director, is co-head of the
portfolio              U.S. fixed income team, and heads the mortgage-backed
                       and asset-backed securities group. He has two BS
[LOGO OF GOLDMAN       degrees from the University of Pennsylvania. He worked
SACHS APPEARS HERE]    in the trading and arbitrage group of Franklin Savings
                       Associates before joining Goldman Sachs in 1990. He
The Bond and Income    began managing the Bond and Income Portfolio in 1998.
Portfolio is
managed by a team      Richard Lucy, managing director, is a chartered
of portfolio           financial analyst and holds BS and MBA degrees from New
managers at Goldman    York University. He managed fixed income assets at
Sachs Asset            Brown Brothers Harriman & Co. for nine years before
Management. You'll     joining Goldman Sachs in 1992. He began managing the
find more about        Bond and Income Portfolio in 1998.
Goldman Sachs on
page 49.

ABOUT THE PORTFOLIOS   EQUITY PORTFOLIO

                       [SYMBOL]  --------------------------------------------

The portfolio's        This portfolio's primary investment objective is
investment goal        capital appreciation. Current income is of secondary
                       importance.

                       [SYMBOL]  --------------------------------------------

What the portfolio     This portfolio's principal investment strategy is to
invests in             invest in large capitalization U.S. companies that have
                       better prospects for growth than the general U.S.
                       economy. It normally invests at least 90% of its assets in equity securities of U.S. issuers.

This portfolio is      Investments include principally common stock, but the
managed using a        portfolio may also invest in fixed income securities
computerized rating    that can be converted into equity securities, and
system that seeks      warrants. The portfolio management team uses the
to forecast how        Russell 1000 Growth Index as an overall model for the
companies will         portfolio. The team tries to:
perform based on an
analysis of a broad    . maintain industry, style, capitalization and risk
range of variables       characteristics that are similar to the index.
that measure their
value, growth,         . find companies with capitalizations and earnings
momentum and risk,       growth expectations that are above the average of the
and on the               index and with dividend yields that are below the
portfolio managers'      average of the index.
outlook on the
market.                The team selects individual companies using a
                       proprietary computerized rating system, called a "multifactor model," combined with fundamental research.

                       The portfolio managers may use options, futures or other techniques for either hedging or cross-hedging purposes or to try to increase returns. The portfolio may also lend some of its assets, as long as the loans it makes are secured.

                       The team may temporarily change its strategies if it believes that economic conditions make it necessary to try to protect the portfolio from potential loss. In this case, the portfolio may invest in U.S. government securities, corporate bonds, repurchase agreements, or money market instruments, which may prevent the portfolio from achieving its investment goal.

                       [SYMBOL]  --------------------------------------------

Risks you should be    The Equity Portfolio principally invests in equity
aware of               securities, which may go up or down in value, sometimes
                       rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most fixed income securities, they generally have higher volatility. The portfolio may be affected by the following risks, among others:

                       . price volatility - the value of the portfolio changes
                         as the prices of the investments it holds go up or down. This portfolio principally invests in large companies, which tend to have less volatile prices than smaller companies. The portfolio managers also look for companies they think have the potential for rapid growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests in equities that are "undervalued," for example.

                       . risks of using derivatives - this portfolio may use
                         options, futures and other investment techniques to help it achieve its investment goals. There's always a risk that these techniques could reduce returns or increase the portfolio's volatility.

                       . short-term trading - the portfolio can engage in
                         short-term trading, which could result in higher trading costs.

                     [SYMBOL]  -------------------------------------------------

How the portfolio    Year by year total return (%)
has performed        as of December 31 each year/1/

The bar chart shows  [GRAPH OF EQUITY PORTFOLIO APPEARS HERE]
how the portfolio's
performance has        90    91    92   93     94    95    96    97    98    99
varied over the      ------ ----- ---- ----- ------ ----- ----- ----- ----- ----
past 10 years.       (2.55) 29.77 6.30 16.06 (2.87) 23.80 28.03 18.18 30.28

The table below the  Best and worst quarterly performance during this period:
bar chart compares        quarter   :      %;      quarter   : %
the portfolio's
performance with     Average annual total return
the Russell 1000     as of December 31, 1999         1 year   5 years   10 years
Growth Index, an     -----------------------------------------------------------
index of large       Equity Portfolio/1/                %        %         %
companies that have  Russell 1000 Growth Index          %        %         %
high price-to-book   Standard & Poor's 500
ratios and            Composite Stock Price Index       %        %         %
forecasted growth
values. It also      /1/ Goldman Sachs Asset Management began managing the
compares                 portfolio on May 1, 1998, and some investment
performance with         policies changed at that time. Another firm managed
the Standard &           the portfolio before that date. Performance of the
Poor's 500               Equity Portfolio before 1995 is based on the
Composite Stock          performance of the portfolio of the Pacific
Price Index, an          Corinthian Variable Fund, which the Pacific Select
index of the stocks      Fund acquired on December 31, 1994.
of approximately
500 large-
capitalization U.S.
companies.

Returns do not
reflect fees and
expenses associated
with any variable
annuity contract or
variable life
insurance policy,
and would be lower
if they did.

Looking at how a
portfolio has
performed in the
past is important -
but it's no
guarantee of how it
will perform in the
future.

                     [SYMBOL]  -------------------------------------------------

Who manages the      Robert Jones, managing director, has 18 years of
portfolio            investment experience. Before joining Goldman Sachs in
                     1989, he provided quantitative research for a major
[LOGO OF GOLDMAN     banking firm and an options consulting firm. His
SACHS APPEARS HERE]  articles on quantitative techniques have been published in leading financial journals. He has a BA from Brown
The Equity           University and an MBA from the University of Michigan,
Portfolio is         and is a chartered financial analyst. He began managing
managed by a team    the Equity Portfolio in 1998.
of portfolio
managers at Goldman  Victor Pinter, vice president, was a consultant at
Sachs Asset          Chase Econometrics/IDC and a project manager in the
Management. You'll   Information Technology Division of Goldman Sachs before
find more about      he joined Goldman Sachs in 1985. He has a BS from
Goldman Sachs on     Brooklyn College and an MBA from New York University's
page 49.             Stern School of Business. He joined the quantitative
                     equity management team in 1992.

                     Kent Clark, managing director, has a Bachelor of Commerce from the University of Calgary and an MBA from the University of Chicago, and is a chartered financial analyst. His research has been published in The Journal of Financial and Quantitative Analysis. He joined the quantitative equity management team in 1992.

                     Melissa Brown, vice president, is a product manager for the quantitative equity group. Before joining Goldman Sachs in 1998, she was the director of quantitative equity research at Prudential Securities for 14 years, was on Prudential's investment policy committee, and appeared on Institutional Investor Magazine's "All-Star" list every year from 1988 to 1997. She is a chartered financial analyst, and has a BS in economics from the Wharton School of the University of Pennsylvania and an MBA in finance from New York University.

ABOUT THE PORTFOLIOS   I-NET TOLLKEEPER PORTFOLIO

                       [SYMBOL] ------------------------------------------------

The portfolio's        This portfolio seeks long-term growth of capital.
investment goal
                       This portfolio is not available for:
                       . Pacific Corinthian variable annuity contracts
                       . Pacific Select variable life insurance policies.

                      [SYMBOL] ------------------------------------------------

What the portfolio     This portfolio's principal investment strategy is to
invests in             invest at least 65% of its assets in publicly traded
                       U.S. equity securities of "I-Net Tollkeeper" companies,
                       which are media, telecommunications, technology and
The management team    Internet companies that provide access, infrastructure,
believes that one      content and services to Internet companies and Internet
way to invest in       users, and which have developed, or are seeking to
the Internet is to     develop, predictable, sustainable or recurring revenue
invest in those        streams by increasing "traffic," or customers and
businesses             sales, and raising "tolls," or prices in connection with
participating in       the growth of the Internet.
the growth of the
Internet that may      Examples of I-Net Tollkeeper companies may include:
have long-lasting
strategic              .  Access providers that enable individuals and
advantages                businesses to connect to the Internet through, for
including: dominant       example, cable systems or the telephone network;
market share;
strong brand names;    .  Infrastructure companies that provide items such as
recurring revenue         servers, routers, software and storage necessary for
streams; cost             companies to participate in the Internet;
advantages;
economies of scale;    .  Media content providers that own copyrights,
financial strength;       distribution networks and/or programming who may
technological             benefit from increased advertising by Internet
advantages; and           companies and/or from having new distribution
strong experienced        channels;
management teams.
                       .  Service providers that may facilitate transactions,
                          communications, security, computer programming and back-office functions for Internet businesses.

                       Normally, the portfolio invests at least 90% of its assets in equity securities, primarily in publicaly-traded U.S. securities. The portfolio may invest up to 35% of its assets in non-I-Net Tollkeeper companies which may use the internet to enhance their cost structure, revenue opportunities or competitive advantage. The portfolio may also invest in Internet-based companies (that are not I-Net Tollkeeper companies) that the portfolio manager believes exhibit a sustainable business model.

                       The management team may temporarily change these strategies if it believes economic conditions make it necessary to try to protect the portfolio from potential loss. In this case, the portfolio may invest in U.S. Government securities, commercial paper, bank instruments, and non-convertible corporate bonds with a remaining maturity of less than one year.

                       [SYMBOL] ------------------------------------------------
Risks you should be
aware of               The I-Net Tollkeeper Portfolio principally invests in
                       equity securities, which may go up or down in value,
                       sometimes rapidly and unpredictably. While equities may
Because the portfolio  offer the potential for greater long-term growth than
concentrates its       most fixed income securities, they generally have
investments in         higher volatility. The portfolio may be affected by the
Internet Tollkeeper    following risks, among others:
companies, the
portfolio's            . industry concentration risk - the portfolio is subject
performance may be       to greater risk of loss as a result of adverse
substantially            economic, business or other developments than if its
different from the       investments were diversified across different industry
returns of the broader   sectors.
stock market and of
"pure" Internet funds. . Internet risk - the risk that the stock prices of
                         Internet and Internet-related companies will experience significant price movements as a result of intense worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.

                       . price volatility - the value of the portfolio changes
                         as the prices of its investments go up and down. This portfolio invests in companies participating in the growth of the Internet, which may give the portfolio higher volatility than a portfolio that invests in equities of other industries, or a broader spectrum of industries. The prices of these companies may be affected by intense competition, changing technologies, consumer preferences, problems with product compatibility, government regulation, interest rates, and investor optimism or pessimism with little or no basis in traditional economic analysis.

                       [SYMBOL] ------------------------------------------------

Risks you should be    . risks of foreign investing - foreign investments may
aware of                 be riskier than U.S. investments for many reasons,
(continued)              including changes in currency exchange rates,
                         unstable political and economic conditions, a lack of
The portfolio may        adequate company information, differences in the way
not invest more than:    securities markets operate, less secure foreign banks
 . 25% of its assets in   or securities depositories than those in the U.S.,
  foreign securities,    and foreign controls on investment.
  including up to 10%
  in securities of     . emerging countries risk - compared to developed foreign
  emerging market        markets, emerging market countries (such as many in
  countries.             Asia, Latin America, Eastern Europe and Africa):

                         . are generally subject to greater price volatility

                         . may have a higher degree of political and economic
                           instability

                         . often have smaller market capitalizations

                         . have less governmental regulation

                         . are not subject to as extensive and frequent
                           accounting, financial and other reporting requirements.

                       Investment in securities of Eastern European countries, including in particular, Russia, and other emerging market countries, also involve risk of loss resulting from problems in share registration and custody.

                       [SYMBOL] ------------------------------------------------

Who manages the        David G. Shell, Vice President and senior portfolio
portfolio              manager, will be the primary portfolio manager. He
                       joined Goldman Sachs as a portfolio manager in 1997.
[LOGO OF GOLDMAN       Before then, he was a portfolio manager at Liberty and
SACHS APPEARS HERE]    its predecessor. Mr. Shell is supported by a team of
                       seven other portfolio managers.
The I-Net Tollkeeper
Portfolio is managed
by a team of
portfolio managers at
Goldman Sachs Asset
Management. You'll
find more about
Goldman Sachs on
page 49.

----------------------------------------------------------------------------------------------------------
PERFORMANCE OF A COMPARABLE ACCOUNT
----------------------------------------------------------------------------------------------------------
This portfolio has     This chart does not show you the performance of the I-Net Tollkeeper Portfolio--it
no historical          shows the performance of a similar account managed by Goldman Sachs Asset
performance because    Management.
it started on May 1,
2000.                  Annual total returns, and average annual total returns for the periods ending
                                 , 2000.
The chart to the
right shows the        -----------------------------------------------------------------------------------
historical                                                     Goldman Sachs
performance of an                                              Internet Tollkeeper
account managed by                                             Fund(SM), adjusted to
Goldman Sachs,                             Goldman Sachs       reflect fees and estimated
calculated                                 Internet Tollkeeper expenses of the I-Net      S&P 500
according to the        Year               Fund(SM) (%)        Tollkeeper Portfolio (%)   Index (%)
standards set by        -----------------------------------------------------------------------------------
the Association for     1999/1/
Investment              -----------------------------------------------------------------------------------
Management and          Time Period        Average Annual      Average Annual             Average Annual
Research (AIMR).        (through  /  /  )  Total Return (%)    Total Return (%)           Total Return (%)
The account has         -----------------------------------------------------------------------------------
investment              Since Inception
objectives, policies    (October 1, 1999)
and strategies that     -----------------------------------------------------------------------------------
are substantially
similar to those of     /1/ Total returns through          ,     , not annualized. The fund's participation
the I-Net Tollkeeper        in the initial public offering (IPO) market during its initial start-up phase
Portfolio.                  may have had a magnified impact on the fund's performance because of its relatively small asset base. As the fund's assets grow, it is probable that the
This information shows      effect of IPO investments on the fund's future performance will not be as
the historical track        significant. Note that performance shown is for a very short time - only six
record of the               months. Long-term performance may vary significantly.
portfolio manager
and is not intended         The returns in the first column (after Year) reflect the advisory fees and
to imply how the            operating expenses of the Goldman Sachs Internet Tollkeeper Fund(SM).
I-Net Tollkeeper
Portfolio has               The second column shows gross performance of the Goldman Sachs Internet Tollkeeper
performed or will           Fund(SM), adjusted to reflect the estimated fees and expenses of the I-Net
perform. Total              Tollkeeper Portfolio.
returns represent
past performance of         The third column shows performance of the S&P 500 Index, an index of the stocks of
the Goldman Sachs           approximately 500 large-capitalization U.S. companies, for the same periods. Results
Internet Tollkeeper         include reinvested dividends.
Fund(SM) and not the
I-Net Tollkeeper
Portfolio. You may
lose money even if
the fund's past
returns have been
positive.

Returns do not reflect
fees and expenses
associated with any
variable annuity
contract or variable
life insurance
policy, and would be
lower if they did.


ABOUT THE PORTFOLIOS   MULTI-STRATEGY PORTFOLIO

                       [SYMBOL]  ----------------------------------------------

The portfolio's        This portfolio seeks to provide a high total return
investment goal        from a portfolio of equity and fixed income securities.
                       Total return will consist of income plus realized and unrealized capital gains and losses.

                       [SYMBOL]  ----------------------------------------------

What the portfolio     This portfolio's principal investment strategy is to
invests in             invest in a mix of equity and fixed income securities.

                       Equity securities, which usually make up about 60% of
A portfolio that       the portfolio, are principally the common stock of
invests in a mix of    large and medium-sized U.S. companies. The portfolio
fixed income and       may also invest in preferred stock, warrants, rights
equity securities      and fixed income securities that can be converted into
tends to be less       equity securities. Fixed income securities of any
volatile than a        credit rating, which usually make up about 40% of the
portfolio that         portfolio, are principally bonds and notes issued by
invests principally    U.S. and foreign companies and governments, and
in equities.           mortgage related securities including stripped mortgage
                       related securities.

Duration is a          The portfolio management team allocates assets among
mathematical           equity and fixed income securities using a variety of
measure of the         analytical tools, and then periodically rebalances the
average life of a      portfolio to try to increase returns and reduce risk.
bond that includes     The team will vary the percentage allocated to the two
its yield, coupon,     types of securities depending on its analysis of market
final maturity and     conditions.
call features. It's
often used to          Within the equity portion of the portfolio, the team
measure the            uses the same three-step investment process it uses for
potential              the Equity Income Portfolio. That process includes
volatility of a        research, valuation of companies using quantitative
bond's price, and      dividend analysis, and selection of individual stocks
is considered a        based on their relative valuation.
more accurate
measure than           Within the fixed income portion of the portfolio, the
maturity of a          team sets duration objectives based on the yield curve,
security's             allocates assets across a broad range of fixed income
sensitivity to         sectors, and then selects individual securities based
changes in interest    on research by a team of managers, analysts and
rates.                 traders. The average duration of the portfolio will
                       usually be within one year of the duration of the
                       Lehman Brothers Aggregate Bond Index. The index had an
                       average duration of      years on March 31, 2000.

                       The team may use options, futures contracts and other techniques to try to increase returns or to try to hedge changes in interest rates. The team may also use derivatives to hedge against changes in currency exchange rates. The portfolio may lend some of its assets, as long as the loans it makes are secured.

                       [SYMBOL]  ----------------------------------------------

Risks you should be    The Multi-Strategy Portfolio invests in a mix of equity
aware of               and fixed income securities. While equities may offer
                       the potential for greater long-term growth than most
This portfolio may     fixed income securities, they generally have higher
not invest more        volatility. Fixed income securities are affected
than 10% of its        primarily by the financial condition of the company
assets in foreign      that has issued it, and changes in interest rates. The
fixed income           portfolio may be affected by the following risks, among
securities.            others:

                       . price volatility - the value of the portfolio changes
                         as the prices of its investments go up or down. This portfolio invests in large and medium-sized companies, which tend to have less volatile prices than smaller companies. The portfolio may, however, invest in smaller companies.

                       . changes in interest rates - the portfolio's fixed
                         income investments may make it sensitive to changes in interest rates. The value of the portfolio may fall when interest rates rise.

                       . credit risk - the portfolio could lose money if the
                         issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt.

                      [SYMBOL]  ------------------------------------------------

Risks you should be   . risks of foreign investing - foreign investments may
aware of                be riskier than U.S. investments for many reasons,
(continued)             including changes in currency exchange rates,
                        unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                      . risks of using derivatives - this portfolio may use
                        index options, futures contracts and other investment techniques to help it achieve its investment goal. There's always a risk that these techniques could reduce returns or increase the portfolio's volatility.

                      . short-term trading - the portfolio can engage in
                        short-term trading, which could result in higher trading costs.

                      [SYMBOL]  ------------------------------------------------

How the portfolio     Year by year total return (%)
has performed         as of December 31 each year/1/

The bar chart shows   [GRAPH OF MULTI-STRATEGY PORTFOLIO APPEARS HERE]
how the portfolio's
performance has         90    91    92   93    94    95    96    97    98    99
varied over the       ------ ----- ---- ---- ------ ----- ----- ----- ----- ----
past 10 years.        (1.47) 24.03 5.57 9.25 (1.50) 25.25 12.56 19.62 18.17

The table below the   Best and worst quarterly performance during this period:
bar chart compares          quarter     :     %;      quarter     :     %
the portfolio's
performance with      Average annual total return
the Standard &        as of December 31, 1999          1 year  5 years 10 years
Poor's 500            ---------------------------------------------------------
Composite Stock       Multi-Strategy Portfolio/1/           %        %       %
Price Index, an       Lehman Brothers Aggregate Bond
index of the stocks    Index                                %        %       %
of approximately      Standard & Poor's 500 Composite
500 large-            Stock Price Index                     %        %       %
capitalization U.S.
companies, and the    /1/ J.P. Morgan Investment Management Inc. began
Lehman Brothers           managing the portfolio on January 1, 1994, and some
Aggregate Bond            investment policies changed at that time. Another
Index, an index of        firm managed the portfolio before that date.
fixed income
securities.

Returns do not
reflect fees and
expenses associated
with any variable
annuity contract or
variable life
insurance policy,
and would be lower
if they did.

Looking at how a
portfolio has
performed in
the past is
important - but
it's no guarantee
of how it will
perform in the
future.

                      [SYMBOL]  ---------------------------------------------

Who manages the       Henry Cavanna, managing director, is a senior equity
portfolio             portfolio manager in the U.S. equity and balanced
                      accounts group. He joined J.P. Morgan in 1971 and his
[LOGO OF J.P.         first assignment was in pension administration. He
MORGAN INVESTMENT     began managing the Multi-Strategy Portfolio in 1997. He
APPEARS HERE]         has a BA from Boston College and an LLB from the
                      University of Pennsylvania.
The Multi-Strategy
Portfolio is          William Tennille, vice president, joined J.P. Morgan in
managed by a team     1992. He began managing the Multi-Strategy Portfolio in
of portfolio          1997. He is a fixed income portfolio manager for
managers at           pension and institutional accounts and also serves as a
J.P. Morgan           mortgage-backed and derivatives investment specialist
Investment            for the fixed income group. He is a graduate of the
Management Inc.       University of North Carolina.
You'll find more
about J.P. Morgan     Peggy Adams, vice president, is a portfolio manager in
on page 49.           the U.S. equity and balanced accounts group. She joined
                      J.P. Morgan in 1989 and has had assignments in corporate finance, risk arbitrage, and institutional equity sales. She holds a BA from Brown University and an MBA from the Yale School of Management.

ABOUT THE PORTFOLIOS   EQUITY INCOME PORTFOLIO

                       [SYMBOL] ------------------------------------------------

The portfolio's        This portfolio seeks long-term growth of capital and
investment goal        income.

                       [SYMBOL] ------------------------------------------------

What the portfolio     This portfolio's principal investment strategy is to
invests in             invest in common stocks of large and medium-sized U.S.
                       companies, but it may invest in small companies or in companies located outside the U.S. that are listed on a U.S. stock exchange.

The portfolio          The portfolio is managed by a team of portfolio
manager tries to       managers who maintain industry sector weightings that
achieve gross          are similar to those of the Standard & Poor's 500
income of 75% of       Composite Stock Price Index. The team moderately
the dividend income    underweights or overweights sectors when it believes
generated on the       this will enhance performance.
stocks included in
the Standard and       The team chooses companies to invest in within these
Poor's 500             industry sectors using a three-step process:
Composite Stock
Price Index. When      Research - the team looks at company prospects over the
selecting stocks,      short term as well as over a relatively long period -
however, the           often as much as five years - to gain insight into a
manager puts more      company's real growth potential.
emphasis on the
potential for          Valuation - the team ranks the companies in each
capital                industry group according to their relative value using
appreciation than      quantitative earnings, cash flow and dividend analysis
on current             and forecasts. The more the team's estimated worth of a
dividends.             company exceeds the current market price of its stock,
                       the more undervalued it considers the company.

                       Stock selection - using the research and valuation rankings as a guide, the team buys stocks that are undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team considers a number of other criteria, including:

                       . events that could trigger a rise in a stock's price

                       . high potential reward compared with potential risk

                       . temporary mispricings caused by market overreactions.

                       The portfolio invests principally in dividend-paying common stock. It may also invest in other equity securities like non-dividend-paying common stock and preferred stock, and in fixed income securities that can be converted into equity securities.

                       The portfolio may invest in index options, stock index futures and other techniques to try to increase returns, to try to gain access to a market or as a substitute for buying the securities in the index. The portfolio may also lend some of its assets, as long as the loans it makes are secured. The team may temporarily change these strategies if it believes economic conditions make it necessary to try to protect the portfolio from potential loss.

                       [SYMBOL] -----------------------------------------------

Risks you should be    The Equity Income Portfolio principally invests in
aware of               equity securities, which may go up or down in value,
                       sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most fixed income securities, they generally have higher volatility. The portfolio may be affected by the following risks, among others:

                       . price volatility - the value of the portfolio changes
                         as the prices of its investments go up or down. The portfolio manager tries to control price volatility by investing in many different companies in a wide range of industries.

                       [SYMBOL] ------------------------------------------------

Risks you should be    . risks of using derivatives - this portfolio may use
aware of                 options, futures contracts and other investment
(continued)              techniques to help it achieve its investment goal.
                         There's always a risk that these techniques could reduce returns or increase the portfolio's volatility.

                       . risks of foreign investing - foreign investments may
                         be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                       [SYMBOL] ------------------------------------------------

How the portfolio      Year by year total return (%)
has performed          as of December 31 each year/1/

The bar chart shows    [GRAPH OF EQUITY INCOME PORTFOLIO APPEARS HERE]
how the portfolio's
performance has          90    91    92   93    94    95    96    97    98   99
varied over the        ------ ----- ---- ---- ------ ----- ----- ----- ----- ---
past 10 years.         (7.54) 31.42 5.36 8.29 (0.28) 31.66 19.43 28.60 24.18

The table below the    Best and worst quarterly performance during this period:
bar chart compares         quarter     :     %;      quarter     :     %
the portfolio's
performance with       Average annual total return
the Standard &         as of December 31, 1999          1 year  5 years 10 years
Poor's 500             ---------------------------------------------------------
Composite Stock        Equity Income Portfolio/1/            %        %       %
Price Index, an        Standard & Poor's 500 Composite
index of the stocks     Stock Price Index                    %        %       %
of approximately
500 large-             /1/ J.P. Morgan Investment Management Inc. began
capitalization U.S.        managing the portfolio on January 1, 1994, and some
companies.                 investment policies changed at that time. Another
                           firm managed the portfolio before that date.
Returns do not
reflect fees and
expenses associated
with any variable
annuity contract or
variable life
insurance policy,
and would be lower
if they did.

Looking at how a
portfolio has
performed in the
past is important -
but it's no
guarantee of how it
will perform in the
future.

                       [SYMBOL] ------------------------------------------------

Who manages the        Henry Cavanna, managing director, is a senior equity
portfolio              portfolio manager in the U.S. equity and balanced
                       accounts group. He joined J.P. Morgan in 1971 and his
[LOGO OF J.P. MORGAN   first assignment was in pension administration. He
INVESTMENT APPEARS     began managing the Equity Income Portfolio in 1997, and
HERE]                  has a BA from Boston College and an LLB from the
                       University of Pennsylvania.
The Equity Income
Portfolio is           Peggy Adams, vice president, is a portfolio manager in
managed by a team      the U.S. equity and balanced accounts group. She joined
of portfolio           J.P. Morgan in 1989 and has had assignments in
managers at            corporate finance, risk arbitrage, and institutional
J.P. Morgan            equity sales. She holds a BA from Brown University and
Investment             an MBA from the Yale School of Management.
Management Inc.
You'll find more
about J.P. Morgan
on page 49.

ABOUT THE PORTFOLIOS   GROWTH LT PORTFOLIO

                       [SYMBOL]  ----------------------------------------------

The portfolio's        This portfolio seeks long-term growth of capital in a
investment goal        manner consistent with the preservation of capital.

                       [SYMBOL]  ----------------------------------------------

What the portfolio     This portfolio's principal investment strategy is to
invests in             invest in a large number of companies of any size, from
                       small emerging growth to well established companies. It principally invests in common stock.

                       The portfolio manager looks for companies that have
This portfolio may     high potential for earnings growth that may not be
invest some of its     recognized by other investors. The portfolio manager
assets in foreign      generally does not limit security selection to any
companies.             industry sector or use other defined selection
Investing globally     procedures. The realization of income is not a
offers greater         significant factor in considering portfolio securities.
diversification        Before investing in a company, the portfolio manager
because the            may consider:
portfolio can take
advantage of           . how much demand there is for the company's products
investment               and services
opportunities that
are not available      . how the company is positioned against its competitors
in the U.S.
                       . the regulatory environment in which the company
                         operates.

                       When selecting companies located outside the U.S., the portfolio manager may also consider:

                       . expected levels of inflation

                       . government policies influencing business conditions

                       . the outlook for currency relationships

                       . prospects for relative economic growth among
                         countries, regions or geographic areas.

                       The portfolio may also invest in fixed income securities, including lower-rated "junk" bonds.

                       The portfolio manager may use options, futures and other techniques to try to increase returns or to try to hedge against changes in interest rates or market declines. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates. The portfolio may lend some of its assets, as long as the loans it makes are secured.

                       The portfolio may invest in U.S. government securities, higher-quality corporate fixed income securities, money market instruments or repurchase agreements if the manager believes they have growth potential or cannot find equity investments that meet investment criteria. The portfolio manager may temporarily change these strategies if he believes economic conditions make it necessary to try to protect the portfolio from potential loss.

                       [SYMBOL]  ----------------------------------------------

Risks you should be    The Growth LT Portfolio principally invests in equity
aware of               securities, which may go up or down in value, sometimes
                       rapidly and unpredictably. While equities may offer the
                       potential for greater long-term growth than most fixed
This portfolio may     income securities, they generally have higher
not invest more than:  volatility. The portfolio may also be affected by the
 . 10% of its assets    following risks, among others:
  in lower-rated
  "junk" bonds         . price volatility - the value of the portfolio changes
 . 25% of its assets      as the prices of its investments go up or down. This
  in foreign             portfolio invests in companies that the portfolio
  investments.           manager believes have the potential for rapid growth,
                         which may give the portfolio a higher risk of price volatility than a portfolio that invests in equities that are "undervalued," for example.

                       [SYMBOL]  ----------------------------------------------

Risks you should be    This portfolio may also invest in small and medium-
aware of               sized companies, which may be more susceptible to
(continued)            greater price swings than larger companies because they
                       may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

                       . risks of foreign investing - foreign investments may
                         be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                       . risks of using derivatives - this portfolio may use
                         options, futures contracts and other investment techniques to help it achieve its investment goal. There's always a risk that these techniques could reduce returns or increase the portfolio's volatility.

                       . short-term trading - the portfolio may engage in
                         short-term trading, which could result in higher trading costs.

                       [SYMBOL]  ----------------------------------------------

How the portfolio      Year by year total return (%)
has performed          as of December 31 each year/1/

The bar chart shows    [GRAPH OF GROWTH LT PORTFOLIO APPEARS HERE]
how the portfolio's
performance has         94     95     96     97     98     99
varied since its       -----  -----  -----  -----  -----  -----
inception.             13.25  36.75  17.87  10.96  58.29

The table below the    Best and worst quarterly performance during this period:
bar chart compares         quarter     :     %;      quarter     :     %
the portfolio's
performance with       Average annual total return          Since inception
the Russell 2500       as of December 31, 1999       1 year (January 4, 1994)/2/
Index, an index of     ---------------------------------------------------------
2,500 U.S. mid-cap     Growth LT Portfolio               %            %
companies, and the     Russell 2500 Index                %            %
Standard & Poor's      Standard & Poor's 500
500 Composite Stock    Composite Stock Price Index       %            %
Price Index, an
index of the stocks    /1/ Total return for 1994 is for the period from January
of approximately           4, 1994 (commencement of operations) to December 31,
500 large-                 1994.
capitalization U.S.
companies.             /2/ Portfolio total return calculated from inception
                           date through end of period. Index total returns
Returns do not             calculated from January 1, 1994 through end of
reflect fees and           period.
expenses associated
with any variable
annuity contract or
variable life
insurance policy,
and would be lower
if they did.

Looking at how a
portfolio has
performed in the
past is important -
but it's no
guarantee of how it
will perform in the
future.

                       [SYMBOL]  ----------------------------------------------

Who manages the        Warren Lammert, III, vice president of Janus Capital
portfolio              Corporation, joined Janus in 1987 and is portfolio
                       manager and executive vice president of Janus Mercury
[LOGO OF JANUS         Fund and executive vice president of Janus Investment
CAPITAL CORPORATION    Fund. He has also been the portfolio manager of various
APPEARS HERE]          growth-oriented accounts since 1991. He has a BA in
                       economics from Yale University and an MA in economic
The Growth LT          history (with distinction) from the London School of
Portfolio is           Economics, and is a chartered financial analyst.
managed by Janus
Capital
Corporation. You'll
find more about
Janus on page 49.

ABOUT THE PORTFOLIOS   MID-CAP VALUE PORTFOLIO

                       [SYMBOL]  ----------------------------------------------

The portfolio's        This portfolio seeks capital appreciation.
investment goal
                       This portfolio is not available for:
                       . Pacific Corinthian variable annuity contracts
                       . Pacific Select variable life insurance policies.

                       [SYMBOL]  ----------------------------------------------

What the portfolio     This portfolio's principal investment strategy is to
invests in             invest at least 80% of its assets in the common stocks
                       of medium-sized U.S. companies in the range of the
                       Russell Midcap Index that are believed to be
                       undervalued based on their return on total capital or
                       equity. The Russell Midcap Index is composed of
A company's            selected common stocks of medium-sized U.S. companies.
"capitalization" is
a measure of its       The portfolio management team determines a company's
size. Capitalization   value by comparing its share price with its return on
is calculate by        total capital or equity. Companies are considered
multiplying the        undervalued when their share price is lower than their
current share price    estimated worth or growth prospects.
by the number of
shares held by         The portfolio management team attempts to identify
investors.             undervalued securities using traditional measures of
                       value, including low price to earnings ratio, high
                       yield, unrecognized assets, potential for management
                       change and the potential to improve profitability. The
                       team's global investment specialists apply both
Selling short is       quantitative and qualitative analysis to securities
the opposite of a      selection. The team focuses on individual stock
typical stock          selection rather than on forecasting stock market
market transaction.    trends.
Instead of buying a
stock and then         The team may also invest in equity securities of larger
selling it -           capitalization companies, investment grade fixed income
hopefully at a         securities, and foreign equity and fixed income
higher price - you     securities.
sell the stock
first, and then buy    To help it achieve its investment goal, the portfolio
it, hopefully at a     may lend some of its assets, as long as the loans it
lower price. In a      makes are secured. It may use borrowed money to make
short sale, you        investments, which may include short selling securities
normally borrow the    it doesn't own. The portfolio manager may use options,
stock you're           futures contracts and other techniques to try to
selling.               increase returns or to try to hedge against changes in
                       interest rates. The manager may also use derivatives to hedge against changes in currency exchange rates.

                       The team may temporarily change these strategies if it believes economic conditions make it necessary to protect the portfolio from potential loss. In this case, the portfolio may invest any amount in larger companies, short-term money market instruments or cash.

                       [SYMBOL]  ----------------------------------------------

Risks you should be    The Mid-Cap Value Portfolio principally invests in
aware of               equity securities, which may go up or down in value,
                       sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most fixed income securities, they generally have higher volatility. The portfolio may also be affected by the following risks, among others:

                       . price volatility - the value of the portfolio changes
                         as the prices of the investments it holds go up or down. This portfolio invests in medium-sized companies, which are more susceptible to price swings than larger companies, but usually tend to have less volatile price swings than smaller companies.

This portfolio may     . risks of foreign investing - foreign investments may
not invest more          be riskier than U.S. investments for many reasons,
than 15% of its          including changes in currency exchange rates,
assets in foreign        unstable political and economic conditions, a lack of
investments.             adequate company information, differences in the way
                         securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                       [SYMBOL]  ----------------------------------------------

Risks you should be    . risks of using derivatives - this portfolio may use
aware of                 options, futures contracts and other investment
(continued)              techniques to help it achieve its investment goal.
                         There's always a risk that these techniques could reduce returns or increase the portfolio's volatility.

                       . risks of leveraging - leveraging, or using borrowed
                         money to buy securities, can magnify the gain - and the loss - on the security. The portfolio will be charged interest on any money it borrows. The lender will have priority over shareholders against the portfolio's assets.

                       [SYMBOL]  ----------------------------------------------

How the portfolio      Year by year total return (%)
has performed          as of December 31 each year

The bar chart shows    [GRAPH OF MID-CAP VALUE PORTFOLIO APPEARS HERE]
how the portfolio's
performance has         99
varied since its       ----
inception.

The table below the    Best and worst quarterly performance during this period:
bar chart compares         quarter     :      %;      quarter     :      %
the portfolio's
performance with       Average annual total return              Since inception
the Russell Midcap     as of December 31, 1999       1 year    (January 3, 1999)
Index, an index of     ---------------------------------------------------------
800 of the smallest    Mid-Cap Value Portfolio/1/         %              %
companies in the       Russell Midcap Index               %              %
Russell 1000 Index.
                       /1/ Total return for 1999 is for the period from January
Returns do not             3, 1999 (commencement of operations) to December 31,
reflect fees and           1999.
expenses associated    /2/ Portfolio total return calculated from inception
with any variable          date through end of period. Index total returns
annuity contract or        calculated from January 1, 1999 through end of
variable life              period.
insurance policy,
and would be lower
if they did.

Looking at how a
portfolio has
performed in the
past is important -
but it's no
guarantee of how it
will perform in the
future.

                       [SYMBOL]  ----------------------------------------------

Who manages the        Herbert W. Gullquist, chief investment officer of
portfolio              Lazard and a vice chairman and managing director of
                       Lazard Freres & Co. LLC, is responsible for ensuring
[LOGO OF LAZARD        that all investment activity follows Lazard's
APPEARS HERE]          investment philosophy and guidelines. He has managed
                       the Mid-Cap Value Portfolio since it started on January
                       4, 1999. He has 38 years of investment management
The Mid-Cap Value      experience. Before joining Lazard in 1982, Mr.
Portfolio is           Gullquist was a general partner of Oppenheimer &
managed by a team      Company Inc. and a managing director and the chief
of portfolio           investment officer of Oppenheimer Capital Corp. He has
managers at Lazard     a BA from Northwestern University.
Asset Management.
You'll find more       Eileen D. Alexanderson, managing director of Lazard
about Lazard on        Freres & Co. LLC, is responsible for U.S./global equity
page 49.               management and overseeing the day-to-day operations of
                       the U.S.small cap and U.S. mid-cap equity investment teams. She has managed the Mid-Cap Value Portfolio since it started on January 4, 1999. Ms. Alexanderson joined Lazard in 1979 and has 19 years of investment experience. She is a chartered financial analyst and has a BS from St. John's University.

ABOUT THE PORTFOLIOS   EQUITY INDEX PORTFOLIO

                       [SYMBOL]  ----------------------------------------------

The portfolio's        This portfolio seeks to provide investment results that
investment goal        correspond to the total return of common stocks that
                       are publicly traded in the United States.

                       [SYMBOL]  ----------------------------------------------

What the portfolio     This portfolio's principal investment strategy is to
invests in             invest in companies that are representative of the
                       Standard & Poor's 500 Composite Stock Price Index as a whole. It principally invests in common stock.

                       The portfolio management team has two objectives:

The goal of an         . match the returns of the index before taking into
index fund is to         account portfolio costs
mirror the             The portfolio usually holds between 400 and 500 of the
performance of a       stocks in the index and tries to match its industry
specific index.        weightings. Since the portfolio generally invests in
Because individual     securities that are included in the index, it has
investment             similar risk characteristics and performance. The team
selection is           periodically reviews and rebalances the portfolio's
virtually              investments to more closely track the performance of
eliminated, active     the index. It will not, however, actively manage the
portfolio              portfolio or carry out a financial analysis of its
management is not      holdings.
required.
                       The team frequently uses index futures as a substitute
This portfolio         for securities or to hedge against changes in
invests in             securities prices.
companies that are
included in the        Portfolio returns will likely be lower than the index
Standard & Poor's      because of transaction costs and other expenses the
500 Composite Stock    portfolio has to pay. The portfolio's ability to match
Price Index, an        the returns of the index will also depend on the size
index of the stocks    of the portfolio, its cash flow, and how easy it is to
of approximately       sell the investments it holds.
500 large-
capitalization U.S.    . lower transaction costs
companies.             This portfolio is expected to have lower transaction
                       costs than actively managed portfolios because it generally makes fewer transactions.

                       To help it achieve its investment goal, the portfolio may lend some of its assets, as long as the loans it makes are secured. The portfolio may hold some cash for liquidity, but the team will not change these strategies at any time for any other reason.

                       [SYMBOL]  ----------------------------------------------

Risks you should be    The Equity Index Portfolio principally invests in
aware of               equity securities, which may go up or down in value,
                       sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most fixed income securities, they generally have higher volatility. The portfolio may be affected by the following risks, among others:

                       . price volatility - the value of the portfolio changes
                         as the prices of the investments it holds go up or down. This portfolio primarily invests in large companies, which sometimes have less volatile prices than smaller companies.

                       [SYMBOL]  -----------------------------------------------

Risks you should be    . stock market risk - The portfolio is not actively
aware of                 managed, and invests in securities included in the
(continued)              index regardless of their investment merit. The team
                         cannot change this investment strategy, even temporarily to protect the portfolio from loss during poor economic conditions. This means the portfolio is susceptible to a general decline in the U.S. stock market.

                       . risks of using derivatives - this portfolio
                         frequently uses index futures and other investment techniques to help it achieve its investment goals. There's always a risk that these techniques could reduce returns or increase the portfolio's volatility.

                       [SYMBOL]  -----------------------------------------------

How the portfolio      Year by year total return (%)
has performed          as of December 31 each year/1/

The bar chart shows    [GRAPH OF EQUITY INDEX PORTFOLIO]
how the portfolio's
performance has          91    92    93    94    95     96     97     98     99
varied since its       -----  ----  ----  ----  -----  -----  -----  -----  ----
inception.             24.88  6.95  9.38  1.05  36.92  22.36  32.96  28.45

The table below the    Best and worst quarterly performance during this period:
bar chart compares          quarter     :     %; quarter     :     %
the portfolio's
performance with                                                 Since inception
the Standard &         Average annual total return               (January 30,
Poor's 500             as of December 31, 1999    1 year 5 years 1991)/2/
Composite Stock        ---------------------------------------------------------
Price Index, an        Equity Index Portfolio/3/       %      %       %
index of the stocks    Standard & Poor's 500
of approximately        Composite Stock Price
500 large-              Index                          %      %       %
capitalization U.S.
companies.             /1/ Total return for 1991 is for the period from January
                           30, 1991 (commencement of operations) to
Returns do not             December 31, 1991.
reflect fees and       /2/ Portfolio total return calculated from inception
expenses associated        date through end of period. Index total return
with any variable          calculated from February 1, 1991 through end of
annuity contract or        period.
variable life          /3/ Mercury Asset Management US began managing the
insurance policy,          portfolio on January 1, 2000. Another firm managed
and would be lower         the portfolio before that date.
if they did.

Looking at how a
portfolio has
performed in the
past is important -
but it's no
guarantee of how it
will perform in the
future.

                       [SYMBOL]  -----------------------------------------------

Who manages the        The Equity Index Portfolio is managed by the
portfolio              Quantitative Strategies Division of Mercury Asset
                       Management US. You'll find more about Mercury on page 50.
[LOGO OF MERCURY
ASSET MANAGEMENT
APPEARS HERE]

World Financial
Center
225 Liberty Street
New York, NY 10080

ABOUT THE PORTFOLIOS    SMALL-CAP INDEX PORTFOLIO

                       [SYMBOL]  ----------------------------------------------

The portfolio's        This portfolio seeks investment results that correspond
investment goal        to the total return of an index of small capitalization
                       companies.

                       This portfolio is not available for:
                       . Pacific Corinthian variable annuity contracts
                       . Pacific Select variable life insurance policies.

                       [SYMBOL]  ----------------------------------------------

What the portfolio     This portfolio's principal investment strategy is to
invests in             invest in companies that are included in the Russell
                       2000 Small Stock Index. It principally invests in common stock.

                       The portfolio management team has two objectives:

The goal of an         . match the returns of the index before taking into
index fund is to         account portfolio costs
mirror the             The portfolio can invest in any number of the stocks in
performance of a       the index and tries to match its industry weightings.
specific index.        Since the portfolio generally invests in securities
Because individual     that are included in the index, it has similar risk
investment             characteristics and performance. The team periodically
selection is           reviews and rebalances the portfolio's investments to
virtually              more closely track the performance of the index. It
eliminated, active     will not, however, actively manage the portfolio or
portfolio              carry out a financial analysis of its holdings.
management is not
required and           The team frequently uses index futures as a substitute
transaction costs      for securities or to hedge against changes in
are reduced.           securities prices.

This portfolio         Portfolio returns will likely be lower than the index
invests in             because of transaction costs and other expenses the
companies that are     portfolio has to pay. The portfolio's ability to match
included in the        the returns of the index will also depend on the size
Russell 2000 Small     of the portfolio, its cash flow, and how easy it is to
Stock Index, an        sell the investments it holds.
index of the 2,000
smallest companies     . lower transaction costs
listed in the          This portfolio is expected to have lower transaction
Russell 3000 Index.    costs than actively managed portfolios because it
                       generally makes fewer transactions.

                       To help it achieve its investment goal, the portfolio may lend some of its assets, as long as the loans it makes are secured. The portfolio may hold some cash for liquidity, but the team will not change these strategies at any time for any other reason.

                       [SYMBOL]  ----------------------------------------------

Risks you should be    The Small-Cap Index Portfolio principally invests in
aware of               equity securities, which may go up or down in value,
                       sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most fixed income securities, they generally have higher volatility. The portfolio may be affected by the following risks, among others:

                       . price volatility - the value of the portfolio changes
                         as the prices of the investments it holds go up or down. This portfolio invests in small-cap companies, which tend to have higher price swings than larger companies because they have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

                       [SYMBOL]  ----------------------------------------------

Risks you should be    . stock market risk - The portfolio is not actively
aware of                 managed, and invests in securities included in the
(continued)              index regardless of their investment merit. It cannot
                         modify its investment strategy to respond to changes in the economy, which means the portfolio is susceptible to a general decline in the U.S. stock market.

                       . risks of using derivatives - this portfolio
                         frequently uses index options and other investment techniques to help it achieve its investment goals. There's always a risk that these techniques could reduce returns or increase the portfolio's volatility.

                       [SYMBOL]  ----------------------------------------------

How the portfolio      Year by year total return (%)
has performed          as of December 31 each year/1/

The bar chart shows    [GRAPH OF SMALL-CAP INDEX PORTFOLIO HERE]
how the portfolio's
performance has         99
varied since its       ----
inception.

The table below the    Best and worst quarterly performance during this period:
bar chart compares         quarter     :     %;      quarter     :      %
the portfolio's
performance with       Average annual total return          Since inception
the Russell 2000       as of December 31, 1999       1 year (January 3, 1999)/2/
Small Stock Index,     ---------------------------------------------------------
an index of the        Small-Cap Index Portfolio/1/      %      %
2000 smallest          Russell 2000 Small Stock Index    %      %
companies listed in
the Russell 3000       /1/ Total return for 1999 is for the period from January
Index.                     3, 1999 (commencement of operations) to December 31,
                           1999.
Returns do not
reflect fees and       /2/ Portfolio total return calculated from inception
expenses associated        date through end of period. Index total return
with any variable          calculated from January 1, 1999 through end of
annuity contract or        period.
variable life
insurance policy,
and would be lower
if they did.

Looking at how a
portfolio has
performed in the
past is important -
but it's no
guarantee of how it
will perform in the
future.

                       [SYMBOL]  ----------------------------------------------

Who manages the        The Equity Index Portfolio is managed by the
portfolio              Quantitative Strategies Division of Mercury Asset
                       Management US. You'll find more about Mercury on page
[LOGO OF MERCURY       50.
ASSET MANAGEMENT
APPEARS HERE]

World Financial
Center
225 Liberty Street
New York, NY 10080

ABOUT THE PORTFOLIOS   REIT PORTFOLIO

                       [SYMBOL]  ----------------------------------------------

The portfolio's        This portfolio seeks current income and long-term
investment goal        capital appreciation.

                       This portfolio is not available for:
                       . Pacific Corinthian variable annuity contracts
                       . Pacific Select variable life insurance policies.

                       [SYMBOL]  ----------------------------------------------

What the portfolio     This portfolio's principal investment strategy is to
invests in             invest at least 65% of its assets in securities of real
                       estate investment trusts. It may also invest in equity
                       securities of real estate operating companies whose
                       principal business is in the U.S. real estate industry.
                       Some of these companies may be foreign.
Real estate
investment trusts      The portfolio may also invest in properties, including
(REITs) and real       office and industrial buildings, apartments,
estate operating       manufactured homes and hotels.
companies are
entities that own      The portfolio management team tries to earn gross
portfolios of real     income that's higher than the dividend yield of the
estate. REITs          Standard & Poor's 500 Composite Stock Price Index.
invest primarily in
properties that        The portfolio management team uses a "top-down" process
produce income and     to determine how assets are allocated. The team focuses
in real estate-        on key regional criteria that include demographic and
related loans or       macroeconomic factors like population, employment,
interests.             household formation and income. When selecting
                       securities, the team uses a "bottom-up" process that emphasizes value, and looks at underlying asset values, values per square foot and property yields.

                       The team may use options and other techniques to try to increase returns, and futures contracts, interest rate derivative products and structured notes to try to hedge against changes in interest rates. To help it achieve its investment goal, the portfolio may lend some of its assets, as long as the loans it makes are secured.

                       The team may change these strategies if it believes economic conditions make it necessary to try to protect the portfolio from a potential loss. In this case, the portfolio may invest any amount in investment grade short- and medium-term fixed income securities or cash.

                       [SYMBOL]  ----------------------------------------------

Risks you should be    The REIT Portfolio principally invests in equity
aware of               securities, which may go up or down in value, sometimes
                       rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most fixed income securities, they generally have higher volatility. The portfolio may also be affected by the following risks, among others:

The portfolio is       . price volatility - the value of the portfolio changes
considered to be         as the prices of the investments it holds go up or
"non-diversified"        down. This portfolio invests in companies
because it may           participating in the real estate industry. The prices
invest in                of these companies are affected by real estate
securities of a          cycles, cash flows, availability of mortgage
fewer number of          financing, changes in interest rates, overbuilding,
issuers than other       property taxes and operating expenses, environmental
portfolios. This         regulation and changes in zoning laws and
increases the risk       regulations.
that its value
could go down          . risks of real estate investment trusts (REITs) -
because of the poor      REITs expose the portfolio to the risks of the real
performance of a         estate market. For example, some REITs may invest in
single investment.       a limited number of properties, in a narrow
                         geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors.
                         In addition, a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and have to pay management expenses.

                       [SYMBOL]  -----------------------------------------------

Risks you should be    . risks of foreign investing - foreign investments may
aware of                 be riskier than U.S. investments for many reasons,
(continued)              including changes in currency exchange rates,
                         unstable political and economic conditions, a lack of
This portfolio may       adequate company information, differences in the way
not invest more          securities markets operate, less secure foreign banks
than 10% of its          or securities depositories than those in the U.S.,
assets in foreign        and foreign controls on investment.
investments.
                       . risks of using derivatives - this portfolio may use
                         options, futures contracts and other investment techniques such as interest-sensitive derivative products and structured notes to help it achieve its investment goal. There's always a risk that these techniques could reduce returns or increase the portfolio's volatility. When it invests in structured notes and other derivatives, this portfolio is particularly sensitive to the risk that the other party to the derivative cannot meet its financial obligations to pay the portfolio.

                       [SYMBOL]  -----------------------------------------------

How the portfolio      Year by year total return (%)
has performed          as of December 31 each year/1/

The bar chart shows    [GRAPH OF REIT PORTFOLIO APPEARS HERE]
how the portfolio's
performance has         99
varied since its       ----
inception.

The table below the    Best and worst quarterly performance during this period:
bar chart compares         quarter     :      %;      quarter     :      %
the portfolio's
performance with       Average annual total return          Since inception
the North American     as of December 31, 1999       1 year (January 3, 1999)/2/
Real Estate            ---------------------------------------------------------
Investment Trust       REIT Portfolio/1/                  %      %
(NAREIT) Equity        NAREIT Equity Index                %      %
Index, an index of
all tax-qualified      /1/ Total return for 1999 is for the period from January
REITs listed on the        3, 1999 (commencement of operations) to December 31,
New York Stock             1999.
Exchange, American     /2/ Portfolio total return calculated from inception
Stock Exchange and         date through end of period. Index total returns
NASDAQ.                    calculated from January 1, 1999 through end of
                           period.
Returns do not
reflect fees and
expenses associated
with any variable
annuity contract or
variable life
insurance policy,
and would be lower
if they did.

Looking at how a
portfolio has
performed in the
past is important -
but it's no
guarantee of how it
will perform in the
future.

                       [SYMBOL]  -----------------------------------------------

Who manages the        Theodore Bigman, managing director, joined MSAM in 1995
portfolio              and manages its global real estate securities investment
                       business. He has managed the REIT Portfolio since it
[LOGO OF MORGAN        started on January 4, 1999. Before joining MSAM, he was
STANLEY ASSET          a director at CS First Boston, where he established and
MANAGEMENT APPEARS     managed the firm's REIT effort, and had primary
HERE]                  responsibility for $2.5 billion of initial public
                       offerings by REITs. He graduated from Brandeis
The REIT Portfolio     University in 1983 with a BA in Economics and received
is managed by          an MBA from Harvard University in 1987.
Morgan Stanley
Asset Management       Douglas A. Funke, vice president, joined Morgan Stanley
(MSAM). You'll find    & Co. Incorporated, MSAM's affiliate, in 1993 and MSAM
more about MSAM on     in 1995. He is responsible for providing research and
page 50.               analytical support for its real estate securities
                       investment business. He has been associated with the REIT
                       Portfolio since its inception and was named portfolio manager on January 29, 1999. Before joining MSAM, he was a member of Morgan Stanley's Interest Rate and Foreign
                       Exchange Risk Management Group, where he assisted in more than $3 billion of structured financings and firm-related risk management projects. He graduated from the University of Chicago in 1993 with a B.A. in Economics and Political Science.

ABOUT THE PORTFOLIOS   INTERNATIONAL VALUE PORTFOLIO

                       [SYMBOL]  -----------------------------------------------

The portfolio's        This portfolio seeks long-term capital appreciation
investment goal        primarily through investment in equity securities of
                       corporations domiciled in countries with developed economies and markets other than the United States.
                       Current income from dividends and interest will not be an important consideration.

                       [SYMBOL]  -----------------------------------------------

What the portfolio     This portfolio's principal investment strategy is to
invests in             invest in a broadly diversified portfolio of companies
                       located in developed countries outside of the U.S. It
The Morgan Stanley     may also invest in securities issued in emerging market
Capital International  countries.
Europe, Australasia,
Far East (EAFE) Index  It invests at least 70% of its assets in common stock,
is made up of over     but it may also invest in fixed income securities that
1,000 stocks from 20   can be converted into equity securities.
developed markets in
Europe, Australia,     MSAM uses a two-step process to manage the portfolio:
New Zealand and Asia.
The index reflects     . allocates assets among three geographic regions -
the relative size of     MSAM's New York office, under the supervision of the
each market and is a     portfolio manager, decides on the optimal allocation
commonly used            of the portfolio's assets principally among Europe,
benchmark for the        Japan and developed Asia, including Australia and New
performance of           Zealand, but may also invest in other countries.
companies in             Regional allocation decisions are based on a variety
developed countries      of factors, including relative valuations, earnings
outside North            expectations, macroeconomic factors, as well as input
America.                 from the regional stock selection teams and from the
                         firm's asset allocation committee, which is made up of several of the company's senior investment professionals.

                       . invests in companies that are undervalued - once MSAM
                         has determined the regional allocation, individual stocks are selected by regional portfolio management teams in London, Tokyo and Singapore. Each regional team is responsible for buying securities in Europe, Japan and Asia, respectively. The regional teams look for stocks with an estimated worth that they believe to be higher than their current share price. The regional specialists review each company's finances, products and management, and in many cases will meet with company management, before buying the stock for the portfolio. The portfolio may invest in companies of any size.

                       MSAM may use currency hedging techniques like foreign currency forward contracts or options to offset changes in foreign exchange rates. The team may also use stock index futures to gain additional exposure to foreign markets. To meet cash flow needs, the portfolio may invest some of its assets in cash or money market securities denominated in U.S. dollars or foreign currencies. It may also lend some of its assets, as long as the loans it makes are secured.

                       MSAM may change these strategies if it believes economic conditions make it necessary to try to protect the portfolio from a potential loss. In this case, the portfolio may invest a portion of its assets in foreign or U.S. fixed income securities or money market instruments.

                       [SYMBOL]  ----------------------------------------------

Risks you should be    The International Value Portfolio principally invests
aware of               in equity securities, which may go up or down in value,
                       sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most fixed income securities, they generally have higher volatility. The portfolio may be affected by the following risks, among others:

                       . price volatility - the value of the portfolio changes
                         as the prices of the investments it holds go up or down. Small-cap and mid-cap companies may be more susceptible to larger price swings than larger companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

                       [SYMBOL]  -----------------------------------------------

Risks you should be    . risks of foreign investing - foreign investments may
aware of                 be riskier than U.S. investments for many reasons,
(continued)              including changes in currency exchange rates,
                         unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                       . risks of using derivatives - this portfolio may
                         invest in foreign currency transactions, forward foreign currency contracts or options, index options, futures and other investment techniques to help it achieve its investment goals. There's always a risk that these techniques could reduce returns or increase the portfolio's volatility.

                       [SYMBOL]  -----------------------------------------------

How the portfolio      Year by year total return (%)
has performed          as of December 31 each year/1/

The bar chart shows    [GRAPH OF INTERNATIONAL VALUE PORTFOLIO HERE]
how the portfolio's
performance has           90    91     92    93    94   95    96    97   98   99
varied over the        ------- ----- ------ ----- ---- ----- ----- ---- ---- ---
past 10 years.         (13.48) 10.92 (9.78) 30.02 3.01 10.56 21.89 9.28 5.60

The table below the    Best and worst quarterly performance during this period:
bar chart compares         quarter     :     %;      quarter     :     %
the portfolio's
performance with       Average annual total return
the Morgan Stanley     as of December 31, 1999       1 year   5 years   10 years
Capital International  ---------------------------------------------------------
Europe, Australasia,   International Portfolio/1/      %        %          %
Far East Index (MSCI   MSCI EAFE Index                 %        %          %
EAFE Index), an index
of stocks from 20      /1/ Morgan Stanley Asset Management began managing this
countries in Europe,       portfolio on June 1, 1997. Other firms managed the
Australia, New             portfolio before that date.
Zealand and Asia.

Returns do not reflect
fees and expenses
associated with any
variable annuity
contract or variable
life insurance policy,
and would be lower if
they did.

Looking at how a
portfolio has
performed in the
past is important -
but it's no guarantee
of how it will perform
in the future.

                       [SYMBOL]  -----------------------------------------------

Who manages the        Francine Bovich, managing director, has been a portfolio
portfolio              manager at Morgan Stanley Asset Management since April
                       1993, and began managing the International Portfolio in
[LOGO OF MORGAN        1997. She serves as the U.S. Representative to the United
STANLEY ASSET          Nations Investment Committee. She graduated from
MANAGEMENT APPEARS     Connecticut College with a BA in economics and received
HERE]                  her MBA in finance from New York University.

The International
Value Portfolio is
managed by Morgan
Stanley Asset
Management (MSAM).
You'll find more
about MSAM on page
50.

ABOUT THE PORTFOLIOS   GOVERNMENT SECURITIES PORTFOLIO

                       [SYMBOL]  ----------------------------------------------

The portfolio's        This portfolio seeks to maximize total return
investment goal        consistent with prudent investment management.

                       [SYMBOL]  ----------------------------------------------

What the portfolio     This portfolio's principal investment strategy is to
invests in             invest at least 65% of its assets in fixed income
                       securities that are issued or guaranteed by the U.S.
                       government, its agencies, or government-sponsored
Total return is        enterprises, including options or futures thereon,
made up of income      measured with reference to the notional amount of such
plus any gains in      instruments.
the value of the
portfolio's            Specific securities are principally:
securities.
                       . U.S. treasury bonds or other fixed income securities
                         issued or guaranteed by the U.S. government, its agencies, government-sponsored enterprises or options or futures on them.

                       . mortgage related securities, including stripped
                         mortgage related securities

                       . other securities, including corporate bonds and
                         notes, money market instruments, and fixed income securities issued by foreign governments or companies that are denominated in U.S. dollars or foreign currencies.

                       When selecting securities, the portfolio manager:

Duration is a          . decides what duration the portfolio should maintain.
mathematical             The portfolio manager uses duration management as a
measure of the           fundamental part of the management strategy for this
average life of a        portfolio. The portfolio usually maintains an average
bond that includes       duration of three to seven years, varying within this
its yield, coupon,       range based on the portfolio manager's outlook on the
final maturity and       economy and interest rates. The portfolio manager
call features. It        then decides what proportion of securities in the
is often used to         portfolio should have short, intermediate and long
measure the              durations and maturities.
potential
volatility of a        . decides what proportion of securities in the
bond's price, and        portfolio should be invested in U.S. government
is considered a          securities, foreign bonds, U.S. corporate bonds and
more accurate            U.S mortgage related securities. The manager uses an
measure than             analytical system it has developed to help select
maturity of a            securities that meet yield, duration, maturity and
security's               other criteria.
sensitivity to
changes in interest    . chooses companies to invest in by carrying out a
rates.                   credit analysis of each potential investment, which
                         may include meetings or periodic contact with the company's management.

                       . frequently uses options, futures and forward
                         contracts and other techniques as a substitute for securities, to try to increase returns or hedge against changes in interest rates. The manager may also use derivatives to hedge against changes in currency exchange rates.

                       To help the portfolio achieve its investment goal, the portfolio may also lend some of the portfolio's assets, as long as the loans it makes are secured.

                       The portfolio manager may temporarily change these strategies if he believes economic conditions make it necessary to try to protect the portfolio from potential loss. In this case, the portfolio may invest more of its assets in money market securities.

                       [SYMBOL]  ----------------------------------------------

Risks you should be    Since the Government Securities Portfolio principally
aware of               invests in fixed income securities, it may be affected
                       by the following risks, among others:

                       . changes in interest rates - the value of the
                         portfolio may fall when interest rates rise. This portfolio may be particularly sensitive to interest rates because it primarily invests in U.S. government securities, may invest in securities with long terms to maturity, and may use hedging techniques. Bonds with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than bonds with shorter durations.

                       [SYMBOL]  ----------------------------------------------

Risks you should be     The portfolio may also invest in mortgage related
aware of                securities, which can be paid off early if the owners
(continued)             of underlying mortgages pay off their mortgages sooner
                        than scheduled. If interest rates are falling, the
Government bonds        portfolio will be forced to reinvest this money at
tend to have less       lower yields. Stripped mortgage related securities can
credit risk than        be particularly sensitive to changes in interest
bonds issued by         rates.
most companies
because the U.S.       . credit risk - the portfolio could lose money if the
government is less       issuer of a fixed income security is unable to meet
likely than a            its financial obligations or goes bankrupt. This
company to default       portfolio is subject to less credit risk than the
on a debt. For this      other bond portfolios because it principally invests
reason, government       in fixed income securities issued or guaranteed by
securities               the U.S. government, its agencies and government
generally pay lower      sponsored enterprises, and in high quality corporate
rates of interest        bonds.
than corporate
securities with        . risks of foreign investing - foreign investments may
similar terms to         be riskier than U.S. investments for many reasons,
maturity.                including changes in currency exchange rates,
                         unstable political and economic conditions, a lack of
This portfolio may       adequate company information, differences in the way
not invest more          securities markets operate, less secure foreign banks
than 20% of its          or securities depositories than those in the U.S.,
assets in foreign        and foreign controls on investment.
investments
denominated in         . risks of using derivatives - this portfolio
foreign currencies.      frequently uses options, futures and forward
                         contracts and other investment techniques to help it achieve its investment goal. There's always a risk that these techniques could reduce returns or increase the portfolio's volatility.

                       . short-term trading - the portfolio may engage in
                         short-term trading, which could result in higher trading costs.

                       [SYMBOL]  ----------------------------------------------

How the portfolio      Year by year total return (%)
has performed          as of December 31 each year

The bar chart shows    [GRAPH OF GOVERNMENT SECURITIES PORTFOLIO HERE]
how the portfolio's
performance has         90    91   92   93     94    95    96   97   98   99
varied over the        ---- ----- ---- ----- ------ ----- ---- ---- ---- ----
past 10 years.         8.01 16.67 7.52 10.79 (5.10) 18.81 2.94 9.48 9.24

The table below the    Best and worst quarterly performance during this period:
bar chart compares         quarter     :     %;      quarter     :     %
the portfolio's
performance with       Average annual total return
the Lehman Brothers    as of December 31, 1999          1 year 5 years 10 years
Government Bond        --------------------------------------------------------
Index, an index of     Government Securities Portfolio     %      %       %
fixed income           Lehman Brothers Government Bond
securities issued       Index                              %      %       %
by the U.S.
government and its
agencies.

Returns do not
reflect fees and
expenses associated
with any variable
annuity contract or
variable life
insurance policy,
and would be lower
if they did.

Looking at how a
portfolio has
performed in the
past is important -
but it's no
guarantee of how it
will perform in the
future.

                       [SYMBOL]  ----------------------------------------------

Who manages the        John Hague, managing director and senior member of the
portfolio              portfolio manager group, joined PIMCO in 1987. He has
                       been the portfolio manager for the Government
[LOGO OF PIMCO         Securities Portfolio since 1987. John has 18 years of
APPEARS HERE]          investment experience, including two years specializing
                       in international fixed income products and mortgage-
The Government         backed securities with Salomon Brothers, Inc., and
Securities             three years in credit research with Morgan Guarantee.
Portfolio is           He has a BA in economic analysis from Bowdoin College
managed by Pacific     and an MBA in finance from Stanford University.
Investment
Management Company
(PIMCO). You'll
find more about
PIMCO on page 50.

ABOUT THE PORTFOLIOS   MANAGED BOND PORTFOLIO

                       [SYMBOL]  ----------------------------------------------

The portfolio's        This portfolio seeks to maximize total return
investment goal        consistent with prudent investment management.

                       [SYMBOL]  ----------------------------------------------

What the portfolio     This portfolio's principal investment strategy is to
invests in             invest in medium to high-quality, investment grade
                       fixed income securities with varying terms to maturity.

Total return is        These securities include principally:
made up of income      . U.S. treasury bonds and notes, or options or futures
plus any gains in        on them
the value of the       . mortgage related securities, including stripped
portfolio's              mortgage related securities
securities.            . corporate bonds and notes, some of which may be high
                         yield ("junk") bonds
                       . commercial paper and other money market instruments
                       . fixed income securities issued by foreign governments
                         and companies that are denominated in U.S. dollars or foreign currencies, some of which may be issued by governments in emerging market countries.

                       When selecting securities, the portfolio manager:

Duration is a          . decides what duration the portfolio should maintain.
mathematical             The portfolio manager uses duration management as a
measure of the           fundamental part of the management strategy for this
average life of a        portfolio. The portfolio usually maintains an average
bond that includes       duration of three to seven years, varying within this
its yield, coupon,       range based on the portfolio manager's outlook on the
final maturity and       economy and interest rates. The portfolio manager
call features. It's      then decides what proportion of securities in the
often used to            portfolio should have short, intermediate and long
measure the              durations and maturities.
potential
volatility of a        . decides what proportion of securities in the
bond's price, and        portfolio should be invested in U.S. government
is considered a          securities, foreign bonds, U.S. corporate bonds and
more accurate            U.S mortgage related securities.
measure than
maturity of a          . uses an analytical system developed by the portfolio
security's               manager to help select government and other
sensitivity to           securities that meet yield, duration, maturity and
changes in interest      other criteria.
rates.
                       . chooses companies to invest in by carrying out a
                         credit analysis of each potential investment, which may include meetings or periodic contact with the company's management.

                       . frequently uses options, futures and forward
                         contracts and other techniques as a substitute for securities, to try to increase returns or hedge against changes in interest rates. The manager may also use derivatives to hedge against changes in currency exchange rates.

                       To help the portfolio achieve its investment goal, the portfolio may also lend some of the portfolio's assets, as long as the loans it makes are secured.

                       [SYMBOL]  ----------------------------------------------

Risks you should be    Since the Managed Bond Portfolio principally invests in
aware of               fixed income securities, it may be affected by the
                       following risks, among others:
The price of bonds
that are               . changes in interest rates - the value of the
denominated in           portfolio's investments may fall when interest rates
foreign currencies       rise. Changes in interest rates may have a
is affected by the       significant effect on this portfolio, because it may
value of the U.S.        invest in securities with medium or long terms to
dollar. In general,      maturity and may use interest- sensitive derivatives.
as the value of the      Bonds with longer durations tend to be more sensitive
U.S. dollar falls,       to changes in interest rates, usually making them
the U.S. dollar          more volatile than bonds with shorter durations. The
price of a foreign       portfolio may also invest in mortgage related
bond will rise,          securities, which can be paid off early if the owners
increasing the           of underlying mortgages pay off their mortgages
value of the bond.       sooner than scheduled. If interest rates are falling,
As the value of the      the portfolio will be forced to reinvest this money
U.S. dollar rises,       at lower yields. Stripped mortgage related securities
the U.S. dollar          can be particularly sensitive to changes in interest
value of a foreign       rates.
bond will fall.

                       [SYMBOL]  -----------------------------------------------

Risks you should be    . credit risk - the portfolio could lose money if the
aware of                 issuer of a fixed income security is unable to meet
(continued)              its financial obligations or goes bankrupt. This
                         portfolio may invest in high yield ("junk") bonds,
                         which may make it particularly subject to credit
This portfolio may       risk, especially during periods of economic
not invest more          uncertainty or during economic downturns.
than:
 . 10% of its assets    . risks of foreign investing - foreign investments may
  in lower-rated,        be riskier than U.S. investments for many reasons,
  high-yield ("junk")    including changes in currency exchange rates,
  bonds                  unstable political and economic conditions, a lack of
 . 20% of its assets      adequate company information, differences in the way
  in foreign             securities markets operate, less secure foreign banks
  investments            or securities depositories than those in the U.S.,
  denominated in         and foreign controls on investment.
  foreign currencies.
                       . risks of using derivatives - this portfolio
                         frequently uses options, futures and forward contracts and other investment techniques to help it achieve its investment goal. There's always a risk that these techniques could reduce returns or increase the portfolio's volatility.

                       . short-term trading - the portfolio may engage in
                         short-term trading, which could result in higher trading costs.

                       [SYMBOL]  -----------------------------------------------

How the portfolio      Year by year total return (%)
has performed          as of December 31 each year

The bar chart shows    [GRAPH OF MANAGED BOND PORTFOLIO APPEARS HERE]
how the portfolio's
performance has         90   91    92   93     94    95    96   97   98   99
varied over the        ---- ----- ---- ----- ------ ----- ---- ---- ---- ----
past 10 years.         8.52 17.03 8.68 11.63 (4.36) 19.04 4.25 9.92 9.20

The table below the    Best and worst quarterly performance during this period:
bar chart compares         quarter     :     %;      quarter     :     %
the portfolio's
performance with       Average annual total return
the Lehman Brothers    as of December 31, 1999          1 year 5 years 10 years
Government/Corporate   --------------------------------------------------------
Bond Index, an         Managed Bond Portfolio             %      %       %
index of government    Lehman Brothers
and corporate fixed    Government/Corporate Bond Index    %      %       %
income securities.

Returns do not
reflect fees and
expenses associated
with any variable
annuity contract or
variable life
insurance policy,
and would be lower
if they did.

Looking at how a
portfolio has
performed in the
past is important -
but it's no
guarantee of how it
will perform in the
future.

                       [SYMBOL]  -----------------------------------------------

Who manages the        John Hague, managing director and senior member of the
portfolio              portfolio manager group, joined PIMCO in 1987. He has
                       been the portfolio manager for the Managed Bond
[LOGO OF PIMCO         Portfolio since 1992. John has 18 years of investment
APPEARS HERE]          experience, including two years specializing in
                       international fixed income products and mortgage-backed
The Managed Bond       securities with Salomon Brothers, Inc., and three years
Portfolio is           in credit research with Morgan Guarantee. He has a BA
managed by Pacific     in economic analysis from Bowdoin College and an MBA in
Investment             finance from Stanford University.
Management Company
(PIMCO). You'll
find more about
PIMCO on page 50.

ABOUT THE PORTFOLIOS   MONEY MARKET PORTFOLIO

                       [SYMBOL]  ----------------------------------------------

The portfolio's        This portfolio seeks current income consistent with
investment goal        preservation of capital.

                       [SYMBOL]  ----------------------------------------------

What the portfolio     This portfolio's principal investment strategy is to
invests in             invest in money market instruments that the portfolio
                       manager believes have limited credit risk. These
                       investments principally include commercial paper and
                       U.S. government obligations. The portfolio may also
The Money Market       invest in asset-backed money market instruments and
Portfolio invests      foreign money market instruments denominated in U.S.
at least 95% of its    dollars. It is anticipated that the portfolio's dollar-
assets in money        weighted average term to maturity will not exceed 90
market instruments     days.
that have been
given the highest      The portfolio manager looks for money market
credit rating for      instruments with the highest yields within the highest
short-term debt        credit rating categories, based on the evaluation of
securities, or have    credit risk and interest rates. The portfolio may also
not been rated, but    lend some of the portfolio's assets, as long as the
are of comparable      loans are secured.
quality.
                       Unlike many money market funds, the Money Market
                       Portfolio is not managed to maintain a constant net asset value. Instead, the net asset value will change with the value of the investments in the portfolio.

                       [SYMBOL]  ----------------------------------------------

Risks you should be    The Money Market Portfolio generally has the least
aware of               investment risk of the Pacific Select Fund portfolios
                       because its principal investment strategy is to invest
                       in short-term securities that are either government
                       guaranteed or have very high credit ratings. The value
An investment in       of the portfolio may, however, be affected by the
the portfolio is       following risks:
not a bank deposit,
and it is not          . changes in interest rates - the value of the
insured or               portfolio's investments may fall when interest rates
guaranteed by the        rise. Short-term money market instruments generally
Federal Deposit          are affected less by changes in interest rates than
Insurance                fixed income securities with longer terms to
Corporation or any       maturity.
other government
agency. It's           . credit risk - the portfolio could lose money if the
possible to lose         issuer of a money market instrument is unable to meet
money by investing       its financial obligations or goes bankrupt.
in the portfolio.

                       [SYMBOL]  ----------------------------------------------

How the portfolio      Year by year total return (%)
has performed          as of December 31 each year

The bar chart shows    [GRAPH OF MONEY MARKET PORTFOLIO APPEARS HERE]
how the portfolio's
performance has         90   91   92   93   94   95   96   97   98   99
varied over the        ---- ---- ---- ---- ---- ---- ---- ---- ---- ----
past 10 years.         7.92 5.74 3.22 2.58 3.76 5.54 5.07 5.28 5.29

The table below the    Best and worst quarterly performance during this period:
bar chart compares           quarter     :     %;      quarter     :    %
the portfolio's
performance with       Average annual total return
the Merrill Lynch      as of December 31, 1999           1 year 5 years 10 years
90-day T-Bill          ---------------------------------------------------------
Index.                 Money Market Portfolio              %      %       %
                       Merrill Lynch 90-day T-Bill Index   %      %       %
Returns do not
reflect fees and       7-day yield ending December 31, 1999:   %
expenses associated
with any variable
annuity contract or
variable life
insurance policy,
and would be lower
if they did.

Looking at how a
portfolio has
performed in the
past is important -
but it's no
guarantee of how it
will perform in the
future.

                       [SYMBOL]  ----------------------------------------------

Who manages the        Raymond Lee is a senior vice president of Pacific Life.
portfolio              He joined the company in 1976, and has been managing
                       the Money Market Portfolio since 1987. He also oversees
[LOGO OF PACIFIC       the management of Pacific Life's publicly traded bond
LIFE APPEARS HERE]     portfolio. He has an MBA in finance from the Wharton
                       School of the University of Pennsylvania and a BA in
The Money Market       economics from UCLA.
Portfolio is
managed by Pacific     Dale Patrick is an investment analyst at Pacific Life.
Life Insurance         He joined the company in 1985, and has assisted in the
Company. You'll        management of the Money Market Portfolio since 1994. He
find more about        is also responsible for the management of Pacific
Pacific Life on        Life's short-term fixed income securities. Dale has a
page 48.               BA in economics from the University of Colorado.

ABOUT THE PORTFOLIOS   HIGH YIELD BOND PORTFOLIO

                       [SYMBOL]  -----------------------------------------------

The portfolio's        This portfolio seeks a high level of current income.
investment goal

                       [SYMBOL]  -----------------------------------------------

What the portfolio     This portfolio's principal investment strategy is to
invests in             invest in fixed income securities with lower and
                       medium-quality credit ratings and intermediate to long
Bonds are given a      terms to maturity.
credit rating based
on the issuer's        Securities principally include high yield bonds (often
ability to pay the     called "junk" bonds) and notes. The portfolio may also
quoted interest        invest in fixed income securities that can be converted
rate and maturity      into equity securities, and preferred stocks and bonds
value on time.         of foreign issuers that are denominated in U.S.
                       dollars.
The High Yield Bond
Portfolio invests      When selecting securities, the portfolio manager
principally in high    focuses on:
yield or "junk"
bonds, which are       . seeking high yields while addressing risk by looking
given a low credit       for securities that offer the highest yields for
rating by Moody's        their credit rating.
(Ba and lower), or
Standard & Poor's      . seeking gains by looking for securities that may be
(BB and lower), or       more creditworthy than their credit rating indicates.
have not been            This involves an analysis of each potential security,
rated, but are of        and may include meeting with the company's management
comparable quality.      team.
High yield bonds
are considered to      . reducing credit risk by investing in many different
be mostly                issuers in a wide range of industries.
speculative in
nature.                To help the portfolio achieve its investment goal, the
                       portfolio may also lend some of the portfolio's assets,
This gives the         as long as the loans it makes are secured.
portfolio more
credit risk than       The managers may temporarily change these strategies if
the other bond         they believe that economic conditions make it necessary
portfolios, but        to maintain liquidity or to try to protect the
also gives it the      portfolio from potential loss. In this case, the
potential for          portfolio may invest in U.S. government securities,
higher income.         higher-quality corporate fixed income securities or
                       money market securities.

                       [SYMBOL]  -----------------------------------------------

Risks you should be    Since the High Yield Bond Portfolio's principal
aware of               strategy is to invest in low and medium quality fixed
                       income securities, it may be affected by the following risks, among others:

                       . credit risk - the portfolio could lose money if the
                         issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. This portfolio may be subject to more credit risk than the other bond portfolios, because it invests in high yield bonds. This is especially true during periods of economic uncertainty or economic downturns.

                       . changes in interest rates - the value of the
                         portfolio's investments may fall when interest rates rise. This portfolio may be sensitive to changes in interest rates because it may invest in fixed income securities with intermediate and long terms to maturity.

                       . inability to sell securities - high yield bonds may
                         be less liquid than higher quality investments. The portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the portfolio. A security whose credit rating has been lowered may be particularly difficult to sell.

                       . risks of foreign investing - foreign investments may
                         be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                       . short-term trading - the portfolio can engage in
                         short-term trading, which could result in higher trading costs.

                      [SYMBOL]  -----------------------------------------------

How the portfolio     Year by year total return (%)
has performed         as of December 31 each year

The bar chart shows   [GRAPH OF HIGH YIELD BOND PORTFOLIO APPEARS HERE]
how the portfolio's
performance has        90    91    92    93   94    95    96   97   98   99
varied over the       ---- ----- ----- ----- ---- ----- ----- ---- ---- ----
past 10 years.        0.38 24.58 18.72 18.01 0.42 18.87 11.31 9.44 2.49

The table below the   Best and worst quarterly performance during this period:
bar chart compares        quarter   :     %;    quarter    :     %
the portfolio's
performance with      Average annual total return
the CS First Boston   as of December 31, 1999           1 year 5 years 10 years
High Yield Bond       ---------------------------------------------------------
Index, an index       High Yield Bond Portfolio            %      %       %
designed to mirror    CS First Boston Global High Yield
the performance of     Bond Index                          %      %       %
the high-yield bond
market.

Returns do not
reflect fees and
expenses associated
with any variable
annuity contract or
variable life
insurance policy,
and would be lower
if they did.

Looking at how a
portfolio has
performed in the
past is important -
but it's no guarantee
of how it will
perform in the future.

                      [SYMBOL]  ----------------------------------------------

Who manages the       Simon Lee is a vice president of Pacific Life. He
portfolio             joined the company in 1985 and has shared management
                      responsibility for the High Yield Bond Portfolio since
[LOGO OF PACIFIC      1995. He also manages Pacific Life's high yield and
LIFE APPEARS HERE]    convertible bond assets. He has both a BA and an MBA
                      from Loyola Marymount University.
The High Yield Bond
Portfolio is          Michael Long, Assistant Vice President, High Yield
managed by Pacific    Securities, University of California, Davis, BA,
Life Insurance        Economics, 1983. MBA Pepperdine University, 1999. Mr.
Company. You'll       Long joined Pacific Life in 1994 as an Investment
find more about       Analyst. He was promoted to his current position in
Pacific Life on       1998. Mr. Long has 16 years experience in the financial
page 48.              and securities industry, including 6 years in
                      investment analyst positions at Franklin Resources, Inc., Bradford and Marzec, Inc., and Great Northern
                      Annuity, prior to joining Pacific Life.

                      Lori A. Johnstone, Assistant Vice President, High Yield Securities, University of Southern California, BS, Marketing, 1984. San Diego State University, MBA, Finance, 1986. CFA, 1990. Ms. Johnstone joined Pacific Life in 1990 as an Investment Analyst in high yield securities and emerging markets. She was promoted to Assistant Vice President in 1998. Ms. Johnstone has 13 years financial industry experience including experience at a regional broker dealer with a focus on portfolio management and in the high yield bond investment group at Columbia Savings.

ABOUT THE PORTFOLIOS   LARGE-CAP VALUE PORTFOLIO

                       [SYMBOL]  ----------------------------------------------

The portfolio's        This portfolio seeks long-term growth of capital.
investment goal        Current income is of secondary importance.
                       This portfolio is not available for:
                       . Pacific Corinthian variable annuity contracts
                       . Pacific Select variable life insurance policies.

                       [SYMBOL]  ----------------------------------------------

What the portfolio     This portfolio's principal investment strategy is to
invests in             invest in common and preferred stocks of large U.S.
                       companies. It tends to emphasize companies with a total
A company's            market capitalization of more than $5 billion that are
"capitalization" is    included in the Standard & Poor's 500 Composite Stock
a measure of its       Price Index. It may also invest in foreign companies
size.                  and fixed income securities and securities that can be
Capitalization is      converted into equity securities.
calculated by
multiplying the        The portfolio management team looks for companies that
current share price    are undervalued or expected to grow. It focuses on
by the number of       companies that meet one or more of the following
shares held by         criteria:
investors.
                       . companies that are believed to be fundamentally
Undervalued              strong, but that aren't fully recognized by other
companies may be         investors
fundamentally
strong, but not        . companies that are experiencing or that are expected
fully recognized by      to experience internal changes, like changes in
investors. Their         corporate structure or capitalization
shares could be
good investments       . companies that are developing new products, expanding
because their            into new markets, or taking advantage of changes in
prices do not            technology or of other changes in the industry or
reflect the true         regulatory environment.
value of the
company.               The portfolio manager may use options, futures
                       contracts and other techniques to try to increase returns or to try to hedge against changes in interest rates. The manager may also use derivatives to hedge changes in currency exchange rates. The portfolio may lend some of its assets, as long as the loans it makes are secured.

                       The portfolio may invest any amount in fixed income securities for current income.

                       The team may temporarily change these strategies if it believes economic conditions make it necessary to try to protect the portfolio from potential loss.

                       [SYMBOL]  ----------------------------------------------

Risks you should be    The Large-Cap Value Portfolio principally invests in
aware of               equity securities, which may go up or down in value,
                       sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most fixed income securities, they generally have higher volatility. The portfolio may be affected by the following risks, among others:

                       . price volatility - the value of the portfolio changes
                         as the prices of the investments it holds go up or down. The portfolio invests in large companies, which tend to have more stable prices than smaller companies.

This portfolio may     . risks of foreign investing - foreign investments may
not invest more          be riskier than U.S. investments for many reasons,
than 20% of its          including changes in currency exchange rates,
assets in foreign        unstable political and economic conditions, a lack of
securities.              adequate company information, differences in the way
                         securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                       . risks of using derivatives - this portfolio may use
                         options, futures contracts and other investment techniques to help it achieve its investment goal. There's always a risk that these techniques could reduce returns or increase the portfolio's volatility.

                       [SYMBOL]  ----------------------------------------------

How the portfolio      Year by year total return (%)
has performed          as of December 31 each year/1/

The bar chart shows    [GRAPH OF LARGE-CAP VALUE PORTFOLIO APPEARS HERE]
how the portfolio's     99
performance has        ----
varied since its
inception.
                       Best and worst quarterly performance during this period:
The table below the        quarter     :      %;      quarter     :      %
bar chart compares
the portfolio's        Average annual total return          Since inception
performance with       as of December 31, 1999      1 year  (January 3, 1999)/2/
the Standard &         -------------------------------------------------------
Poor's 500             Large-Cap Value Portfolio/1/     %             %
Composite Stock        Standard & Poor's 500
Price Index, an         Composite Stock Price Index     %             %
index of the stocks
of approximately       /1/ Total return for 1999 is for the period from January
500 large-                 3, 1999 (commencement of operations) to December 31,
capitalization U.S.        1999.
companies.
                       /2/ Portfolio total return calculated from inception
Returns do not             date through end of period. Index total returns
reflect fees and           calculated from January 1, 1999 through end of
expenses associated        period.
with any variable
annuity contract or
variable life
insurance policy,
and would be lower
if they did.

Looking at how a
portfolio has
performed in the
past is important -
but it's no
guarantee of how it
will perform in the
future.

                       [SYMBOL]  ----------------------------------------------

Who manages the        Jack Cunningham is a portfolio manager and director of
portfolio              SaBAM, and is responsible for directing investment
                       policy and strategy. He is a portfolio manager of the
[LOGO OF SALOMON       Salomon Brothers Investors Fund and an equity analyst
BROTHERS ASSET         responsible for covering the food, tobacco, restaurant
MANAGEMENT APPEARS     and real estate industries. He has managed the Large-
HERE]                  Cap Value Portfolio since it started on January 4,
                       1999. Before joining SaBAM in 1995, Jack worked as an
The Large-Cap Value    investment banker and financial analyst for Salomon
Portfolio is managed   Brothers Energy Group. He holds a BA in English from
by a team of           the University of Virginia and an MBA from the Amos
portfolio managers     Tuck School at Dartmouth College.
at Salomon Brothers
Asset Management       Jack is supported by a team of 18 U.S. equity
Inc (SaBAM). You'll    professionals, each of whom has specific fundamental
find more about        and quantitative research skills relating to all stages
SaBAM on page 50.      of SaBAM's equity investment process.

MANAGING THE PACIFIC SELECT FUND

                       --------------------------------------------------------

[LOGO OF PACIFIC       Founded in 1868, Pacific Life provides life and health
LIFE APPEARS HERE]     insurance products, individual annuities and group
                       employee benefits, and offers to individuals,
Pacific Life           businesses and pension plans a variety of investment
Insurance Company      products and services. Over the past five years, the
700 Newport Center     company has grown from the 26th to the 18th largest
Drive                  life insurance company in the nation. The Pacific Life
Newport Beach,         family of companies manages $300 billion in assets,
California 92660       making it one of the largest financial institutions in
                       America, and currently counts 65 of the 100 largest
                       U.S. companies as clients. Additional information about
                       Pacific Life can be obtained at its Web site, www.PacificLife.com.

                       In its role as the fund's investment adviser, Pacific Life supervises the management of all of the fund's portfolios. Pacific Life manages two portfolios directly: the Money Market Portfolio and the High Yield Bond Portfolio. To manage the other portfolios, it has retained other portfolio managers, many of which have a worldwide market presence and extensive research capabilities. Pacific Life oversees and monitors the performance of these portfolio managers.

                       Pacific Life, subject to the review of the Fund's Board, has ultimate responsibility to oversee the other portfolio managers. Under an exemptive order from the Securities and Exchange Commission, Pacific Life and Pacific Select Fund can hire, terminate and replace the portfolio managers (except, as a general matter, portfolio managers affiliated with Pacific Life or Pacific Select Fund) without shareholder approval. Within 90 days of the hiring of any new portfolio manager, shareholders of the affected portfolio will be sent information about the change.

                       --------------------------------------------------------

[LOGO OF ALLIANCE      Alliance Capital is a leading global investment adviser
CAPITAL APPEARS        supervising client accounts with assets as of December
HERE]                  31, 1999 totaling $    billion. Alliance Capital and
                       its affiliates have 8 offices in the U.S. and 24
Alliance Capital       offices worldwide. Alliance Capital's clients are
Management L.P.        primarily major corporate employee benefit funds,
1345 Avenue of the     public employee retirement systems, investment
Americas               companies, foundations and endowment funds.
New York, New York
10105                  Alliance Capital is an affiliate of The Equitable Life
                       Assurance Society of the United States and AXA
                       Financial, Inc.

                       Alliance Capital manages the Aggressive Equity Portfolio and the Emerging Markets Portfolio.

                       --------------------------------------------------------

[LOGO OF CAPITAL       Capital Guardian Trust Company (CGTC), a wholly-owned
GUARDIAN TRUST         subsidiary of Capital Group International, Inc., which
COMPANY APPEARS        is in turn a subsidiary of The Capital Group Companies,
HERE]                  Inc., was established in 1968 as a non-depository trust
                       company. As of December 31, 1999, CGTC managed over $
Capital Guardian       billion, primarily for large institutional clients.
Trust Company
333 South Hope         CGTC uses a multiple portfolio management system under
Street                 which a group of portfolio managers each have
Los Angeles,           investment discretion over a portion of a client's
California 90071       account. Portfolio management is supported by the
                       research efforts of over 140 investment professionals.
                       Capital Group International, Inc. spends over $80 million a year on its research efforts.

                       CGTC manages the Small-Cap Equity Portfolio,
                       Diversified Research Portfolio and International Large-Cap Portfolio.

                       --------------------------------------------------------

[LOGO OF GOLDMAN       Created in 1988, Goldman Sachs Asset Management (Goldman
SACHS APPEARS HERE]    Sachs) is, as of September 1, 1999, a unit of the
                       Investment Management Division (IMD), a new operating
Goldman Sachs Asset    division of Goldman, Sachs & Co. Goldman Sachs provides
Management             a wide range of discretionary investment advisory
32 Old Slip            services, quantitatively driven and actively managed to
New York, New York     U.S. and international equity portfolios, U.S. and
10005                  global fixed-income portfolios, commodity and currency
                       products and money market accounts. As of December 31, 1999, Goldman Sachs, along with other units of IMD, had assets under management of $ billion.

                       Portfolio management at Goldman Sachs is conducted by teams that are supported by 600 investment research professionals, 20 market strategists and 30 economists around the world. The company has more than 14,500 professionals in 41 offices worldwide.

                       Goldman Sachs manages the Bond and Income Portfolio, the Equity Portfolio and the I-Net Tollkeeper Portfolio.

                       --------------------------------------------------------

[LOGO OF JANUS         Formed in 1969, Janus manages accounts for more than
APPEARS HERE]          1,000 corporations, individuals, retirement plans and
                       non-profit organizations, and serves as the adviser or
Janus Capital          subadviser to the Janus Funds and other mutual funds.
Corporation            Janus had approximately $    billion in assets under
100 Fillmore Street    management as of December 31, 1999.
Denver, Colorado
80206                  The Janus investment team focuses on individual
                       companies, using an investment process supported by the company's 20 portfolio managers and 31 securities analysts.

                       Janus manages the Growth LT Portfolio.

                       --------------------------------------------------------

[LOGO OF J.P.          Formed in 1984, J.P. Morgan Investment Management Inc.
MORGAN INVESTMENT      manages portfolios for corporations, governments and
APPEARS HERE]          endowments as well as many of the largest corporate
                       retirement plans in the nation. As of December 31,
J.P. Morgan            1999, it had over $    billion in assets under
Investment             management.
Management Inc.
522 Fifth Avenue       J.P. Morgan Investment believes that strong portfolio
New York, New York     management depends on access to information. It has one
10036                  of the largest research organizations in the investment
                       management field, with more than 117 analysts who carry out fixed income, equity, capital market, credit and economic research around the world.

                       J.P. Morgan Investment manages the Equity Income Portfolio and the Multi-Strategy Portfolio.

                       --------------------------------------------------------

[LOGO OF LAZARD        Formed in 1848, Lazard Freres provides individual
APPEARS HERE]          investors and institutional clients with a wide variety
                       of investment banking, brokerage and related services.
Lazard Asset           Lazard has affiliates in Cairo, Frankfurt, London,
Management, a          Paris, Sydney and Tokyo, and had, together with its
division of Lazard     affiliates, approximately $   billion in assets under
Freres & Co. LLC       management as of December 31, 1999.
30 Rockefeller Plaza
New York, New York     Teamwork is the foundation of Lazard. Based in New
10112                  York, Lazard's team of more than 125 global analysts
                       drives its bottom-up approach to understanding individual companies within the global marketplace.

                       Lazard manages the Mid-Cap Value Portfolio.

MANAGING THE PACIFIC SELECT FUND

                       --------------------------------------------------------

[LOGO OF MERCURY       Mercury is a subsidiary of Merrill Lynch & Company,
ASSET MANAGEMENT       Inc. ("Merrill"). Merrill's Asset Management Group
APPEARS HERE]          ("AMG") is the world's third largest active global
                       investment management organization, managing $
World Financial        billion in assets as of December 31, 1999. AMG has both
Center                 experience and expertise to offer a broad range of
225 Liberty Street     investment services to many diversified market
New York, NY 10080     segments. AMG is comprised of various divisions and
                       subsidiaries including Fund Asset Management, L.P., doing business as Mercury Asset Management US.
                       Mercury/AMG have a dedicated Quantitative Strategies
                       Division, which includes a five-member senior management team from the firm that served as portfolio manager prior to January 1, 2000, which had been responsible for portfolio management of the fund's
                       Equity Index and Small-Cap Index Portfolios since
                       January 30, 1991 and January 1, 1999, respectively, until July 2, 1999.

                       Mercury manages the Equity Index Portfolio and the Small-Cap Index Portfolio.

                       --------------------------------------------------------

[LOGO OF MORGAN        Formed in 1975, Morgan Stanley Dean Witter Investment
STANLEY ASSET          Management Inc., doing business as Morgan Stanley Asset
MANAGEMENT APPEARS     Management (MSAM), a subsidiary of Morgan Stanley Dean
HERE]                  Witter & Co., conducts a worldwide portfolio management
                       business and provides a broad range of portfolio
Morgan Stanley         management services to customers in the U.S. and
Asset Management       abroad. MSAM and its institutional investment advisory
1221 Avenue of the     affiliates managed or acted as fiduciary adviser for
Americas               over $     billion in assets as of December 31, 1999.
New York, New York
10020                  MSAM's portfolio managers are supported by a network of
                       experienced research professionals based in New York, London, Singapore and Tokyo.

                       MSAM manages the REIT Portfolio and the International Value Portfolio.

                       --------------------------------------------------------

[LOGO OF PIMCO         Founded in 1971, Pacific Investment Management Company
APPEARS HERE]          (PIMCO) has nearly 300 clients, including some of the
                       largest employee benefit plans, endowments and
Pacific Investment     foundations in America. PIMCO had over $    billion in
Management Company     assets under management as of December 31, 1999.
840 Newport Center
Drive, Suite 300       PIMCO specializes in the management of fixed income
Newport Beach,         portfolios. It has a long-term investment philosophy,
California 92660       and uses a variety of techniques, including software
                       programs it has developed, to help increase portfolio performance while controlling volatility. PIMCO is a subsidiary of PIMCO Advisors, L.P., which is an affiliate of Pacific Life.

                       On October 31, 1999, PIMCO Advisors, PIMCO Advisors Holdings L.P. ("PAH") and Allianz AG ("Allianz") announced that they had reached a definitive agreement under which Allianz would acquire majority ownership of PIMCO Advisors and its subsidiaries (the "Allianz Transaction"). PIMCO is a subsidiary of PIMCO Advisors. The Allianz Transaction is expected to be completed by April, 2000, and is subject to various regulatory and shareholder approvals.

                       PIMCO manages the Managed Bond Portfolio and the Government Securities Portfolio.

                       --------------------------------------------------------

[LOGO OF SALOMON       Formed in 1989, Salomon Brothers Asset Management Inc
BROTHERS ASSET         (SaBAM) has affiliates in London, Frankfurt, Tokyo and
MANAGEMENT APPEARS     Hong Kong. Together, they provide a broad range of
HERE]                  equity and fixed income investment management services
                       to clients around the world. SaBAM also provides
Salomon Brothers       investment advisory services to other investment
Asset Management Inc   companies. As of December 31, 1999, SaBAM and its
Seven World Trade      affiliates had over $   billion in assets under
Center                 management.
New York, New York
10048                  As a subsidiary of Citigroup Inc., SaBAM is able to
                       leverage the resources of one of the world's largest and most innovative financial services companies.

                       SaBAM manages the Large-Cap Value Portfolio.

                    ------------------------------------------------------------
Fees and expenses   The fund pays Pacific Life an advisory fee for the
paid by the fund    services it provides as investment adviser. It also
                    pays for all of the costs of its operations, as well as for other services Pacific Life provides through a support services agreement.

                    The table below shows the advisory fee as an annual percentage of each portfolio's average daily net assets. Pacific Life uses part of this fee to pay for the services of the portfolio managers.

                    The table also shows expenses the fund paid in 1999 as an annual percentage of each portfolio's average daily net assets. To help limit fund expenses, Pacific Life has agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio for expenses (not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed 0.25% of its average daily net assets. It does this voluntarily, but does not guarantee that it will continue to do so after December
                    31, 2001. In 1999, Pacific Life reimbursed            .

                    ------------------------------------------------------------------------------------
                                                                                 Other        Total
                                                              Advisory fee       expenses     expenses
                    ------------------------------------------------------------------------------------
                                                              As an annual % of average daily net assets
                    Aggressive Equity Portfolio               0.80
                    Emerging Markets Portfolio                1.10
                    Diversified Research Portfolio/2/         0.90
                    Small-Cap Equity Portfolio                0.65
                    International Large-Cap Portfolio/2/      1.05
                    Bond and Income Portfolio                 0.60
                    Equity Portfolio                          0.65
                    I-Net Tollkeeper Portfolio/3/             0.95
                    Multi-Strategy Portfolio/1/               0.65
                    Equity Income Portfolio/1/                0.65
                    Growth LT Portfolio                       0.75
                    Mid-Cap Value Portfolio                   0.85
                    Equity Index Portfolio                    0.25
                    Small-Cap Index Portfolio                 0.50
                    REIT Portfolio                            1.10
                    International Value Portfolio             0.85
                    Government Securities Portfolio           0.60
                    Managed Bond Portfolio                    0.60
                    Money Market Portfolio/1/
                    High Yield Bond Portfolio/1/              0.60
                    Large-Cap Value Portfolio                 0.85
                    ------------------------------------------------------------------------------------
                    /1/ Total net expenses for these portfolios in 1999, after deduction of an offset
                        for custodian credits were     % for Money Market Portfolio,     % for High
                        Yield Bond Portfolio,     % for Equity Income Portfolio, and     % for Multi-
                        Strategy Portfolio.
                    /2/ Expenses are estimated. There were no actual advisory fees or expenses for these portfolios in 1999 because the portfolios started on January 3, 2000.
                    /3/ Expenses are estimated. There were no actual advisory fees or expenses for this portfolio in 1999 because the portfolio started on May 1, 2000.
                    /4/ Effective January 1, 2000, the fund will implement a brokerage enhancement
                        12b-1 plan, under which brokerage transactions may be placed with broker-
                        dealers in return for credits that may be used to help promote distribution of fund shares. There are no fees or charges to any portfolio under this plan, although the fund's distributor may defray expenses of up to approximately
                        $300,000 for the year 2000, which it might otherwise incur for distribution.
                        If such defrayed amount were considered a fund expense, it would represent approximately .0023% or less of any portfolio's average daily net assets.

                                                                                                      51

MANAGING THE PACIFIC SELECT FUND

                       --------------------------------------------------------
How the fund is        The Pacific Select Fund is organized as a Massachusetts
organized              business trust. Its business and affairs are managed by
                       its board of trustees.

                       Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable if the fund is not able to meet its financial obligations. It is very unlikely that this will ever happen, and the fund's declaration of trust protects shareholders from liability.

                       Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. Portfolios that qualify do not have to pay income tax as long as they distribute sufficient taxable income and net capital gains.

                       The Pacific Select Fund may discontinue offering shares of any portfolio at any time. If a portfolio is discontinued, any allocation to that portfolio will be allocated to another portfolio the trustees believe is suitable, as long as any required regulatory approvals are met.

PERFORMANCE OF COMPARABLE ACCOUNTS

ALLIANCE CAPITAL MANAGEMENT L.P.

The chart to the       This chart shows you the performance of a composite of accounts managed by Alliance
right shows the        Capital that are comparable to the Emerging Markets Portfolio, the performance of the
historical             Emerging Markets Portfolio and performance of a benchmark index.
performance of a
composite of two       Annual total returns since 1992 and average annual total returns for the periods ending
advisory accounts      December 31, 1999.
managed by Alliance    -----------------------------------------------------------------------------------------
Capital, calculated                                      Alliance Emerging
according to the                                         Markets Equity
standards set by                        Alliance         Composite, Adjusted to   Emerging Markets
the Association for                     Emerging Markets Reflect Expenses of the  Portfolio (%)/3/ MSCI Emerging
Investment                              Equity           Emerging                 (under prior     Markets Free
Management and         Year             Composite (%)/1/ Markets Portfolio (%)/2/ manager)         Index (%)
Research (AIMR).       -----------------------------------------------------------------------------------------
The accounts have      1999
investment             1998             (28.85)          (29.52)                  (26.83)          (25.34)
objectives,            1997              (9.35)           (9.88)                   (1.69)          (11.59)
policies and           1996              21.38            20.35                       --             6.03
strategies that are    1995              (4.04)           (4.52)                      --            (5.21)
substantially          1994             (13.12)          (13.68)                      --            (7.32)
similar to those of    1993              63.44            63.44                       --            74.84
the Emerging           1992              16.38            16.05                       --            11.41
Markets Portfolio.     1 year
                       3 years
This information       5 years
shows the              Since Inception
historical track       (10/01/91)
record of the          -----------------------------------------------------------------------------------------
portfolio manager
and is not intended    /1/ Composite results are asset weighted and calculated on a monthly basis. Quarterly and
to imply how the           annual composite performance figures are computed by linking monthly returns.
Emerging Markets           Performance figures for each account are calculated monthly. Monthly market values
Portfolio has              include income accruals.
performed or will      /2/ In calculating returns, the Emerging Markets Portfolio's actual expense rates were
perform. Total             used for 1996 to present; and the 1997/98 expense rate was used for prior years.
returns represent      /3/ The portfolio commenced operations on April 1, 1996. The total return for the
past performance of        portfolio for the period April 1, 1996 to December 31, 1996 was (3.23)%. The MSCI
the Alliance               Emerging Markets Free Index total return for the same period was (0.20)%. The average
Emerging Markets           annual total return for the portfolio since inception through         , 1999 was
Equity Composite                 %.
only and not the
Emerging Markets       The accounts in the composite were not subject to the requirements of the Investment
Portfolio.             Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected the performance.
The returns do not
reflect fees and       The first column (after "Year") shows performance of Alliance Emerging Markets Equity
expenses associated    Composite after the deduction of investment management fees. The fees and expenses of the
with any variable      Composite do not include custody fees or other expenses normally paid by mutual funds and
annuity contract or    which the Emerging Markets Portfolio pays. If these fees were included, returns would be
variable life          lower.
insurance policy,
and would be lower     The second column shows gross performance of the Alliance Composite adjusted to reflect
if they did.           the fees and expenses of the Emerging Markets Portfolio.

                       The third column shows the actual performance of the Emerging Markets Portfolio.

                       The fourth column shows the performance of the MSCI Emerging Markets Free Index. Results include reinvested dividends.

                                                                                                              53

PERFORMANCE OF COMPARABLE ACCOUNTS


LAZARD ASSET MANAGEMENT



The chart to the             This chart does not show you the performance of the Mid-Cap Value Portfolio--
right shows the              it shows the performance of similar accounts managed by Lazard Asset Management
historical                   Annual total returns, and average annual total returns for the periods ending
performance of the           December 31, 1999
Lazard U.S. Mid-Cap          -------------------------------------------------------------------------------
Equity Composite                                                   Lazard U.S. Mid-Cap Equity
which is made up of                                                Composite, adjusted to
six of Lazard's                                                    reflect fees and estimated
advisory accounts,                            Lazard U.S. Mid-Cap  expenses of the Mid-Cap    Russell Midcap
including one                Year             Equity Composite (%) Value Portfolio (%)        Index (%)
mutual fund. Each            -------------------------------------------------------------------------------
account in the               1999
composite has                1998              3.12                 2.62                      10.10
investment                   1997             28.39                27.83                      29.01
objectives,                  1996             24.66                24.06                      19.00
policies and                 one year
strategies that are          since inception
substantially                 1/1/96
similar to those of          -------------------------------------------------------------------------------
the Mid-Cap Value            The results shown above are a composite of actual performance for six advisory
Portfolio, except            accounts, including one mutual fund account, calculated according to the
that leverage has            standards set by the Association for Investment Management and Research (AIMR).
not been a strategy          Five of the accounts iN the composite were not subject to the requirements of
used for the Lazard          the Investment Company Act of 1940 or Subchapter M of the Internal Revenue
accounts.                    Code, which, if imposed, could have adversely affected the performance.

This information             The first column shows performance of the Lazard U.S. Mid-Cap Equity Composite
shows the                    after average advisory fees and other expenses charged to the accounts in the
historical track             composite have been deducted. The fees and expenses of the composite include
record of the                investment advisory fees, but, for the accounts other than the mutual fund,
portfolio manager            do not include custody fees or other expenses normally paid by mutual funds
and is not intended          and which the Mid-Cap Value Portfolio will pay. If these were included,
to imply how the             returns would be lower.
Mid-Cap Value
Portfolio has                The second column shows the gross performance of the composite, adjusted to
performed or will            reflect the estimated fees and expenses of the Mid-Cap Value Portfolio.
perform. Total
returns represent            The third column shows performance of the Russell Midcap Index, an index
past performance of          consisting of 800 of the smallest companies in the Russell 1000 Index,
the Lazard U.S.              for the same periods. The Russell 1000 Index is an index of the 1,000
Mid-Cap Equity               largest companies in the Russell 3000 Index. The Russell 3000 Index is
Composite and not            an index of the 3,000 largest U.S. companies. Results include reinvested
the Mid-Cap Value            dividends.
Portfolio.

Returns do not
reflect fees and
expenses associated
with any variable
annuity contract or
variable life
insurance policy,
and would be lower
if they did.


BANKERS TRUST COMPANY


The chart to the             This chart does not show you the performance of the Small-Cap Index Portfolio --
right shows the              it shows the performance of a similar account managed by Bankers Trust Company historical
performance of the           Annual total returns, and average annual total returns for the periods ending
BT Advisor Small-            December 31, 1999
Cap Index Fund, a
mutual fund managed          -----------------------------------------------------------------------------------
by Bankers Trust.                                                     BT Advisor Small-Cap
This fund has                                                         Index Fund, adjusted to
investment                                                            reflect fees and
objectives,                                   BT Advisor Small-Cap    estimated expenses of
policies and                                  Index Fund,             the Small-Cap Index     Russell 2000 Small
strategies that are          Year             Institutional Class (%) Portfolio (%)           Stock Index (%)
substantially                -----------------------------------------------------------------------------------
similar to those of
the Small-Cap Index          1999
Portfolio.                   1998             (2.60)                  (2.91)                  (2.55)
                             1997             23.00                   23.69                   22.36
                             1996/1/          9.47                    9.21                    15.66
                             one year
                             since inception
                              7/10/96/1/
                             -----------------------------------------------------------------------------------

This information             /1/ Fund total returns calculated from inception date through end of period. Index
shows the                        total return calculated from 7/31/96 through end of period.
historical track
record of the                The returns in the first column (after Year) reflect the advisory fees and
portfolio manager            operating expenses of the BT Advisor Small-Cap Index Fund, Institutional Class.
and is not intended
to imply how the             The second column shows the gross performance of the fund, adjusted to reflect
Small-Cap Index              estimated fees and expenses of the Small-Cap Index Portfolio.
Portfolio has
performed or will            The third column shows performance of the Russell 2000 Small Stock Index, an index
perform. Total               of the 2,000 smallest companies listed in the Russell 3000 Index. Results include
returns represent            reinvested dividends.
past performance of
the BT Advisor
Small-Cap Index
Fund, Institutional
Class, and not the
Small-Cap Index
Portfolio.

Returns do not
reflect fees and
expenses associated
with any variable
annuity contract or
variable life
insurance policy,
and would be lower
if they did.

MORGAN STANLEY ASSET MANAGEMENT

The chart to the             This chart does not show you the performance of the
right shows the              REIT Portfolio -- it shows the performance of a similar
historical                   account managed by Morgan Stanley Asset Management
performance of the
Morgan Stanley Dean          Annual total returns and average annual total returns for the periods ending
Witter                       December 31, 1999
Institutional Fund,          -------------------------------------------------------------------------------
Inc. - U.S. Real                                                     Morgan Stanley U.S. Real
Estate Portfolio                                                     Estate Fund, adjusted
(Morgan Stanley                               Morgan Stanley         to reflect estimated
U.S. Real Estate                              U.S. Real Estate Fund, fees and expenses         NAREIT Equity
Fund), a mutual              Year             Class A (%)            of the REIT Portfolio (%) Index (%)
fund managed by              -------------------------------------------------------------------------------
Morgan Stanley               1999
Asset Management.            1998             (12.29)                (12.49)                   (17.50)
This fund has                1997             27.62                  27.70                     20.29
investment                   1996             39.56                  39.72                     35.26
objectives,                  1995/1/          21.07                  20.83                     14.99
policies and                 one year
strategies that are          since inception
substantially                 2/24/95
similar to those of          -------------------------------------------------------------------------------
the REIT Portfolio.
                             /1/ Total return is based on the period from February 24, 1995 to December 31,
This information                 1995.
shows the
historical track             The returns in the first column reflect advisory fees and expenses of the
record of the                Morgan Stanley U.S. Real Estate Fund, Class A.
portfolio manager
and is not intended          The second column shows the gross performance of the Morgan Stanley U.S. Real
to imply how the             Estate Fund, Class A, adjusted to reflect estimated fees and expenses of the
REIT Portfolio has           REIT Portfolio.
performed or will
perform. Total               The third column shows the gross performance of the North American Real Estate
returns represent            Investment Trust (NAREIT) Equity Index, an index of all tax-qualified REITs
past performance of          listed on the New York Stock Exchange, American Stock Exchange and NASDAQ,
the Morgan Stanley           for the same periods. Results include reinvested dividends.
U.S. Real Estate
Fund, Class A and
not the REIT
Portfolio.

These returns do
not reflect fees
and expenses
associated with any
variable annuity
contract or
variable life
insurance policy,
and would be lower
if they did.


SALOMON BROTHERS ASSET MANAGEMENT INC


The chart to the             This chart does not show you the performance of the
right shows the              Large-Cap Value Portfolio -- it shows the performance
historical                   of a similar account managed by SaBAM
performance of the
Salomon Brothers             Annual total returns, and average annual total returns for the periods
Investors Fund, a            ending December 31, 1999
mutual fund managed          ------------------------------------------------------------------------
by Salomon Brothers                                            Salomon Brothers Investors
Asset Management                                               Fund, adjusted to reflect
Inc since May 1,                              Salomon Brothers estimated fees and
1990. This fund has                           Investors Fund,  expenses of the Large-Cap
investment                   Year             Class O (%)      Value Portfolio (%)        S&P 500 (%)
objectives,                  ------------------------------------------------------------------------
policies and                 1999
strategies that are          1998             15.47            15.32                      28.58
substantially                1997             26.47            26.56                      33.36
similar to those of          1996             30.55            30.58                      22.96
the Large-Cap Value          1995             35.48            35.73                      37.58
Portfolio.                   1994             (1.26)           (1.46)                      1.32
                             1993             15.17            15.08                      10.08
This information             1992              7.44             7.30                       7.62
shows the                    1991             29.31            29.32                      30.47
historical track             one year
record of the                three years
portfolio manager            five years
and is not intended          since inception
to imply how the              5/1/90/1/
Large-Cap Value              ------------------------------------------------------------------------
Portfolio has                /1/ Salomon Brothers Investors Fund has been managed by SaBAM since
performed or will                May 1, 1990. It was managed by another firm prior to that date.
perform. Total
returns represent            The returns in the first column reflect advisory fees and operating
past performance of          expenses of the Salomon Brothers Investors Fund, Class O.
the Salomon
Brothers Investors           The second column shows the gross performance of the Salomon Brothers
Fund, and not the            Investors Fund, Class O, adjusted to reflect estimated fees and
Large-Cap Value              expenses of the Large-Cap Value Portfolio.
Portfolio.
                             The third column shows performance of the S&P 500, an index of the
Returns do not               stocks of approximately 500 large-capitalization U.S. companies,
reflect fees and             during the same periods.
expenses associated
with any variable
annuity contract or
variable life
insurance policy,
and would be lower
if they did.


INFORMATION FOR INVESTORS

                       The Pacific Select Fund is available only to people who own a variable annuity contract or variable life insurance policy issued or administered by Pacific Life Insurance Company or its subsidiaries. You do not buy, sell or exchange shares of the fund's portfolios - you choose investment options through your annuity contract or life insurance policy. Pacific Life then invests in the portfolios of the Pacific Select Fund according to the investment options you've chosen. You'll find information about how this works in the accompanying product prospectus or offering memorandum.

                       --------------------------------------------------------
How share prices       Each Pacific Select Fund portfolio is divided into
are calculated         shares. The price of a portfolio's shares is called its
                       net asset value per share. Net asset value per share forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares.

An example of how      Each portfolio's net asset value per share is
we calculate net       calculated once a day, every day the New York Stock
asset value per        Exchange (NYSE) is open, usually at or about 4:00 p.m.
share                  Eastern time. Generally, for any transaction, we'll use
                       the next asset value calculated after we receive a request to buy, sell or exchange shares.

  $80 million          The net asset value per share is calculated by taking
        portfolio's    the total value of a portfolio's assets, subtracting
        assets         the liabilities, and then dividing by the number of
-  $3 million          shares that have already been issued. The value of a
        portfolio's    portfolio's assets is based on the total market value
        liabilities    of all of the securities it holds. In general, the
-------------          value of each security is based on its actual or
  $77 million          estimated market value, with special provision for
/   7 million          assets without readily available market quotes, for
        outstanding    short-term debt securities, and for situations where
        shares         market quotations are deemed unreliable or stale. This
-------------          special provision means a fair value for a security is
=         $11 net      determined under procedures adopted and monitored by
------------- asset    the fund's board of trustees. If the NYSE closes early,
              value    the portfolio will normally consider the closing price
              per      of a security to be its price at 4:00 p.m. Eastern
              share    time.

                       A delay may happen in any of the following situations:
                       . the New York Stock Exchange closes on a day other
                         than a regular holiday or weekend
                       . trading on the New York Stock Exchange is restricted . an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a variable account's assets, or
                       . the SEC permits a delay for the protection of
                         shareholders.

                       Because foreign securities can be traded on weekends, U.S. holidays and other times when the NYSE is closed, changes in the market value of these securities are not always reflected in the portfolio's net asset value. It's not possible to buy, sell, exchange or reinvest shares on days the NYSE is closed, even if there has been a change in the market value of these securities.

                       Variable annuity contracts and variable life insurance policies may have other restrictions on buying and selling shares.

                       --------------------------------------------------------

Brokerage              The fund has adopted a brokerage enhancement plan,
enhancement plan       under which the fund, through its distributor, Pacific
                       Mutual Distributors, Inc., can ask Pacific Life and
The brokerage          each of the fund's portfolio managers to allocate
enhancement plan       brokerage transactions to particular brokers or
was adopted by the     dealers, subject to best price and execution, to help
Fund pursuant to       promote the distribution of the fund's shares. In
Rule 12b-1 under       return for brokerage transactions, certain brokers and
the Investment         dealers may give the fund brokerage credits or other
Company Act of         benefits or services. The fund, through the
1940, and may be       distributor, could use these credits with broker-
considered a           dealers to help obtain certain distribution-related
distribution plan      activities or services. These credits generally will
because it uses a      not take the form of a cash payment or a rebate to the
fund asset -           fund, but rather as a "credit" towards another service
brokerage - to help    or benefit provided by a broker or dealer such as, (but
promote distribution   not limited to), the ability to promote the fund at a
of the fund's shares.  conference or meeting sponsored by the broker-dealer.

                       The plan is not expected to increase brokerage costs to a portfolio. The granting of brokerage credits may be a factor considered by a portfolio manager or the adviser in allocating brokerage. In addition, a portfolio manager or the adviser is always free to consider the sale of fund shares or variable contracts in allocating brokerage.

FINANCIAL HIGHLIGHTS

The financial highlights table is designed to help you understand how the Pacific Select Fund portfolios have performed for the past five years (or since inception, if shorter). Certain information reflects financial results for a single portfolio share. Total investment return indicates how much an investment in the portfolio would have earned, assuming all dividends and distributions had been reinvested. Financial highlights do not appear for the Diversified Research and International Large-Cap Portfolios because these portfolios started on January 1, 2000 or for the I-Net Tollkeeper Portfolio because this portfolio started on May 1, 2000.

                                  Aggressive Equity Portfolio                   Emerging Markets Portfolio
                          ----------------------------------------------- -------------------------------------------
                                       1996/2/     1997  1998/3/     1999          1996/2/     1997     1998     1999
------------------------  ----------------------------------------------- -------------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $            10.00    10.78    11.18                     10.00     9.68     9.47
Plus income from
 investment operations
Net investment income
 (loss)                     $             0.01    (0.01)    0.01                     (0.02)    0.06     0.10
Net realized and
 unrealized gain (loss)
 on securities              $             0.78     0.41     1.47                     (0.30)   (0.22)   (2.64)
------------------------  ----------------------------------------------- -------------------------------------------
Total from investment
 operations                 $             0.79     0.40     1.48                     (0.32)   (0.16)   (2.54)
Less distributions
Dividends (from net
 investment income)         $            (0.01)       -        -                         -    (0.05)   (0.08)
Distributions (from
 capital gains)             $                -        -        -                         -        -        -
------------------------  ----------------------------------------------- -------------------------------------------
Total distributions         $            (0.01)       -        -                         -    (0.05)   (0.08)
Net asset value, end of
 year                       $            10.78    11.18    12.66                      9.68     9.47     6.85
------------------------  ----------------------------------------------- -------------------------------------------
Total investment
 return/1/                  %             7.86     3.78    13.22                     (3.23)   (1.69)  (26.83)
RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $           49,849  122,752  218,712                    44,083   99,425  106,570
Ratios of expenses to
 average net assets
 . before waivers,
   reimbursements and
   credits                  %             1.03     0.87     0.89                      2.22     1.47     1.46
 . after waivers,
   reimbursements and
   credits                  %             1.02     0.86     0.89                      2.18     1.46     1.46
Ratios of net investment
 income (loss) to
 average net assets
 . before waivers,
   reimbursements and
   credits                  %            (0.12)   (0.13)    0.01                     (0.14)    0.79     1.42
 . after waivers,
   reimbursements and
   credits                  %            (0.11)   (0.13)    0.01                     (0.11)    0.80     1.42
Portfolio turnover rate     %            79.86   189.21   184.42                     47.63    69.60    29.82
                                  Small-Cap Equity Portfolio                     Bond and Income Portfolio
                          ----------------------------------------------- -------------------------------------------
                                 1995     1996     1997     1998     1999    1995     1996     1997  1998/5/     1999
------------------------  ----------------------------------------------- -------------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $   14.90    18.57    21.45    24.61            10.42    13.02    12.05    12.97
Plus income from
 investment operations
Net investment income       $    0.15     0.08     0.05     0.02             0.82     0.79     0.80     0.74
Net realized and
 unrealized gain (loss)
 on securities              $    3.67     4.11     5.65     0.90             2.59    (0.94)    1.05     0.39
------------------------  ----------------------------------------------- -------------------------------------------
Total from investment
 operations                 $    3.82     4.19     5.70     0.92             3.41    (0.15)    1.85     1.13
Less distributions
Dividends (from net
 investment income)         $   (0.15)   (0.09)   (0.05)   (0.02)           (0.81)   (0.79)   (0.76)   (0.78)
Distributions (from
 capital gains)             $       -    (1.22)   (2.49)   (2.59)               -    (0.03)   (0.17)   (0.02)
------------------------  ----------------------------------------------- -------------------------------------------
Total distributions         $   (0.15)   (1.31)   (2.54)   (2.61)           (0.81)   (0.82)   (0.93)   (0.80)
Net asset value, end of
 year                       $   18.57    21.45    24.61    22.92            13.02    12.05    12.97    13.30
------------------------  ----------------------------------------------- -------------------------------------------
Total investment
 return/1/                  %   25.75    23.62    30.27     2.69            33.71    (0.80)   16.32     8.97
RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $ 129,741  167,335  246,555  267,958           56,853   81,810  112,507  184,538
Ratios of expenses to
 average net assets
 . before waivers,
   reimbursements and
   credits                  %    0.79     0.76     0.70     0.70             0.80     0.71     0.66     0.70
 . after waivers,
   reimbursements and
   credits                  %    0.79     0.76     0.70     0.70             0.80     0.71     0.66     0.70
Ratios of net investment
 income to average net
 assets
 . before waivers,
   reimbursements and
   credits                  %    0.88     0.43     0.21     0.11             6.93     6.74     6.62     5.72
 . after waivers,
   reimbursements and
   credits                  %    0.88     0.44     0.22     0.11             6.93     6.74     6.62     5.73
Portfolio turnover rate     %   46.76    70.22    52.20    48.48            51.84    26.50    15.32   147.00

                                                                                                                   57

FINANCIAL HIGHLIGHTS


The information in the financial highlights tables for the years 1995 through 1998 is included and can be read in conjunction with the fund's financial statements, which are in the fund's annual report dated as of December 31, 1998. These financial statements have been audited by Deloitte & Touche LLP, independent auditors. Please turn to the back cover to find out how you can get a copy of the annual report.

                                        Equity Portfolio                            Multi-Strategy Portfolio
                          ------------------------------------------------- ---------------------------------------------
                                 1995     1996     1997    1998/5/     1999    1995     1996     1997       1998     1999
------------------------  ------------------------------------------------- ---------------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $   14.20    17.52    21.07      23.89            11.73    14.20    14.75      16.18
Plus income from
 investment operations
Net investment income       $    0.05     0.02     0.14       0.09             0.45     0.48     0.50       0.46
Net realized and
 unrealized gain on
 securities                 $    3.33     4.71     3.58       7.01             2.47     1.20     2.23       2.34
------------------------  ------------------------------------------------- ---------------------------------------------
Total from investment
 operations                 $    3.38     4.73     3.72       7.10             2.92     1.68     2.73       2.80
Less distributions
Dividends (from net
 investment income)         $   (0.06)   (0.02)   (0.13)     (0.09)           (0.45)   (0.48)   (0.50)     (0.46)
Distributions (from
 capital gains)             $       -    (1.16)   (0.77)     (1.63)               -    (0.65)   (0.80)     (1.20)
------------------------  ------------------------------------------------- ---------------------------------------------
Total distributions         $   (0.06)   (1.18)   (0.90)     (1.72)           (0.45)   (1.13)   (1.30)     (1.66)
Net asset value, end of
 year                       $   17.52    21.07    23.89      29.27            14.20    14.75    16.18      17.32
------------------------  ------------------------------------------------- ---------------------------------------------
Total investment
 return/1/                  %   23.80    28.03    18.18      30.28            25.25    12.56    19.62      18.17
RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $ 108,136  207,897  318,143    502,629          134,501  225,619  367,128    576,424
Ratios of expenses to
 average net assets
 . before waivers,
   reimbursements and
   credits                  %    0.80     0.74     0.70       0.71             0.84     0.78     0.71       0.71
 . after waivers,
   reimbursements and
   credits                  %    0.80     0.74     0.70       0.71             0.84     0.78     0.71       0.70
Ratios of net investment
 income to average net
 assets
 . before waivers,
   reimbursements and
   credits                  %    0.27     0.05     0.59       0.35             3.49     3.37     3.25       2.81
 . after waivers,
   reimbursements and
   credits                  %    0.27     0.05     0.59       0.35             3.49     3.37     3.25       2.81
Portfolio turnover rate     %  226.45    90.98   159.88     130.51           176.45   132.94    71.89     102.38
                                     Equity Income Portfolio                           Growth LT Portfolio
                          ------------------------------------------------- ---------------------------------------------
                                 1995     1996     1997       1998     1999    1995     1996     1997       1998     1999
------------------------  ------------------------------------------------- ---------------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $   14.05    18.21    20.45      24.47            11.11    14.12    16.50      17.31
Plus income from
 investment operations
Net investment income
 (loss)                     $    0.26     0.24     0.20       0.20             0.10     0.14     0.16      (0.04)
Net realized and
 unrealized gain on
 securities                 $    4.16     3.15     5.35       5.44             3.96     2.37     1.51       9.86
------------------------  ------------------------------------------------- ---------------------------------------------
Total from investment
 operations                 $    4.42     3.39     5.55       5.64             4.06     2.51     1.67       9.82
Less distributions
Dividends (from net
 investment income)         $   (0.26)   (0.24)   (0.20)     (0.20)           (0.10)   (0.13)   (0.09)     (0.05)
Distributions (from
 capital gains)             $       -    (0.91)   (1.33)     (3.02)           (0.95)       -    (0.77)     (0.88)
------------------------  ------------------------------------------------- ---------------------------------------------
Total distributions         $   (0.26)   (1.15)   (1.53)     (3.22)           (1.05)   (0.13)   (0.86)     (0.93)
Net asset value, end of
 year                       $   18.21    20.45    24.47      26.89            14.12    16.50    17.31      26.20
------------------------  ------------------------------------------------- ---------------------------------------------
Total investment
 return/1/                  %   31.66    19.43    28.60      24.18            36.75    17.87    10.96      58.29
RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $ 206,653  429,262  806,112  1,262,143          200,785  438,154  677,147  1,279,759
Ratios of expenses to
 average net assets
 . before waivers,
   reimbursements and
   credits                  %    0.83     0.75     0.70       0.70             0.94     0.87     0.82       0.80
 . after waivers,
   reimbursements and
   credits                  %    0.83     0.75     0.70       0.69             0.94     0.87     0.82       0.80
Ratios of net investment
 income (loss) to
 average net assets
 . before waivers,
   reimbursements and
   credits                  %    1.59     1.31     0.91       0.84             0.90     0.74     0.52      (0.08)
 . after waivers,
   reimbursements and
   credits                  %    1.59     1.31     0.91       0.84             0.90     0.74     0.52      (0.08)
Portfolio turnover rate     %   86.47    94.95   105.93      80.78           165.83   147.02   145.17     116.96

                                    Mid-Cap Value Portfolio                    Equity Index Portfolio
                          ------------------------------------------- ---------------------------------------------
                                                                 1999    1995     1996     1997       1998     1999
------------------------  ------------------------------------------- ---------------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $                                           13.02    17.45    20.42      25.71
Plus income from
 investment operations
Net investment income       $                                            0.34     0.37     0.37       0.38
Net realized and
 unrealized gain on
 securities                 $                                            4.43     3.42     6.13       6.83
------------------------  ------------------------------------------- ---------------------------------------------
Total from investment
 operations                 $                                            4.77     3.79     6.50       7.21
Less distributions
Dividends (from net
 investment income)         $                                           (0.34)   (0.37)   (0.37)     (0.37)
Distributions (from
 capital gains)             $                                               -    (0.45)   (0.84)     (0.22)
------------------------  ------------------------------------------- ---------------------------------------------
Total distributions         $                                           (0.34)   (0.82)   (1.21)     (0.59)
Net asset value, end of
 year                       $                                           17.45    20.42    25.71      32.33
------------------------  ------------------------------------------- ---------------------------------------------
Total investment
 return/1/                  %                                           36.92    22.36    32.96      28.45
RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $                                         137,519  393,412  874,136  1,496,457
Ratios of expenses to
 average net assets
 . before waivers,
   reimbursements and
   credits                  %                                            0.42     0.31     0.23       0.21
 . after waivers,
   reimbursements and
   credits                  %                                            0.42     0.31     0.23       0.21
Ratios of net investment
 income to average net
 assets
 . before waivers,
   reimbursements and
   credits                  %                                            2.26     2.04     1.61       1.33
 . after waivers,
   reimbursements and
   credits                  %                                            2.26     2.05     1.61       1.33
Portfolio turnover rate     %                                            7.52    20.28     2.58       2.48
                                   Small-Cap Index Portfolio                       REIT Portfolio
                          ------------------------------------------- ---------------------------------------------
                                                                 1999                                          1999
------------------------  ------------------------------------------- ---------------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $
Plus income from
 investment operations
Net investment income       $
Net realized and
 unrealized gain on
 securities                 $
------------------------  ------------------------------------------- ---------------------------------------------
Total from investment
 operations                 $
Less distributions
Dividends (from net
 investment income)         $
Distributions (from
 capital gains)             $
------------------------  ------------------------------------------- ---------------------------------------------
Total distributions         $
Net asset value, end of
 year                       $
------------------------  ------------------------------------------- ---------------------------------------------
Total investment
 return/1/                  %
RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $
Ratios of expenses to
 average net assets
 . before waivers,
   reimbursements and
   credits                  %
 . after waivers,
   reimbursements and
   credits                  %
Ratios of net investment
 income to average net
 assets
 . before waivers,
   reimbursements and
   credits                  %
 . after waivers,
   reimbursements and
   credits                  %
Portfolio turnover rate     %

                                                                                                                 59

FINANCIAL HIGHLIGHTS

                                International Value Portfolio               Government Securities Portfolio
                          ---------------------------------------------- -----------------------------------------
                                 1995     1996  1997/6/     1998    1999   1995     1996     1997     1998    1999
------------------------  ---------------------------------------------- -----------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $   11.94    12.93    15.40    16.21           9.64    10.84    10.38    10.78
Plus income from
 investment operations
Net investment income       $    0.33     0.28     0.41     0.11           0.58     0.56     0.53     0.54
Net realized and
 unrealized gain (loss)
 on securities              $    0.91     2.54     1.00     0.90           1.19    (0.27)    0.42     0.42
------------------------  ---------------------------------------------- -----------------------------------------
Total from investment
 operations                 $    1.24     2.82     1.41     1.01           1.77     0.29     0.95     0.96
Less distributions
Dividends (from net
 investment income)         $   (0.25)   (0.23)   (0.29)   (0.17)         (0.57)   (0.53)   (0.55)   (0.55)
Distributions (from
 capital gains)             $       -    (0.12)   (0.31)   (1.25)             -    (0.22)       -    (0.21)
------------------------  ---------------------------------------------- -----------------------------------------
Total distributions         $   (0.25)   (0.35)   (0.60)   (1.42)         (0.57)   (0.75)   (0.55)   (0.76)
Net asset value, end of
 year                       $   12.93    15.40    16.21    15.80          10.84    10.38    10.78    10.98
------------------------  ---------------------------------------------- -----------------------------------------
Total investment
 return/1/                  %   10.56    21.89     9.28     5.60          18.81     2.94     9.48     9.24
RATIOS AND SUPPLEMENTAL
 DATA
Net assets, end of year
 (in thousands)             $ 182,199  454,019  764,036  996,215         59,767   97,542  129,900  190,428
Ratios of expenses to
 average net assets
 . before waivers,
   reimbursements and
   credits                  %    1.12     1.07     1.03     1.00           0.82     0.72     0.67     0.66
 . after waivers,
   reimbursements and
   credits                  %    1.12     1.07     1.02     1.00           0.82     0.72     0.66     0.66
Ratios of net investment
 income to average net
 assets
 . before waivers,
   reimbursements and
   credits                  %    1.87     2.28     1.79     1.36           5.58     5.33     5.38     5.16
 . after waivers,
   reimbursements and
   credits                  %    1.87     2.28     1.81     1.36           5.58     5.33     5.39     5.16
Portfolio turnover rate     %   16.07    20.87    84.34    45.61         298.81   307.13   203.01   266.83
                                    Managed Bond Portfolio                      Money Market Portfolio
                          ---------------------------------------------- -----------------------------------------
                                 1995     1996     1997     1998    1999   1995     1996     1997     1998    1999
------------------------  ---------------------------------------------- -----------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $    9.90    11.10    10.75    11.14          10.03    10.02    10.04    10.06
Plus income from
 investment operations
Net investment income       $    0.65     0.59     0.59     0.57           0.54     0.47     0.51     0.52
Net realized and
 unrealized gain (loss)
 on securities              $    1.19    (0.15)    0.44     0.40              -     0.02     0.01        -
------------------------  ---------------------------------------------- -----------------------------------------
Total from investment
 operations                 $    1.84     0.44     1.03     0.97           0.54     0.49     0.52     0.52
Less distributions
Dividends (from net
 investment income)         $   (0.64)   (0.57)   (0.60)   (0.58)         (0.55)   (0.47)   (0.50)   (0.53)
Distributions (from
 capital gains)             $       -    (0.22)   (0.04)   (0.15)             -        -        -        -
------------------------  ---------------------------------------------- -----------------------------------------
Total distributions         $   (0.64)   (0.79)   (0.64)   (0.73)         (0.55)   (0.47)   (0.50)   (0.53)
Net asset value, end of
 year                       $   11.10    10.75    11.14    11.38          10.02    10.04    10.06    10.05
------------------------  ---------------------------------------------- -----------------------------------------
Total investment
 return/1/                  %   19.04     4.25     9.92     9.20           5.54     5.07     5.28     5.29
RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $ 126,992  260,270  468,575  765,989         95,949  322,193  451,505  479,121
Ratios of expenses to
 average net assets
 . before waivers,
   reimbursements and
   credits                  %    0.76     0.71     0.66     0.66           0.53     0.50     0.44     0.43
 . after waivers,
   reimbursements and
   credits                  %    0.76     0.71     0.66     0.66           0.53     0.50     0.44     0.42
Ratios of net investment
 income to average net
 assets
 . before waivers,
   reimbursements and
   credits                  %    6.04     5.71     5.72     5.40           5.41     4.93     5.17     5.16
 . after waivers,
   reimbursements and
   credits                  %    6.04     5.71     5.72     5.40           5.41     4.93     5.17     5.17
Portfolio turnover rate     %  191.39   386.16   230.87   230.99            N/A      N/A      N/A      N/A

                                                                                                                60

                                  High Yield Bond Portfolio                     Large-Cap Value Portfolio
                          ---------------------------------------------- ---------------------------------------
                                1995     1996     1997     1998     1999                                    1999
------------------------  ---------------------------------------------- ---------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $   8.91     9.79     9.94     9.98
Plus income from
 investment operations
Net investment income       $   0.76     0.79     0.78     0.78
Net realized and
 unrealized gain (loss)
 on securities              $   0.88     0.25     0.12    (0.55)
------------------------  ---------------------------------------------- ---------------------------------------
Total from investment
 operations                 $   1.64     1.04     0.90     0.23
Less distributions
Dividends (from net
 investment income)         $  (0.76)   (0.79)   (0.77)   (0.78)
Distributions (from
 capital gains)             $      -    (0.10)   (0.09)   (0.09)
------------------------  ---------------------------------------------- ---------------------------------------
Total distributions         $  (0.76)   (0.89)   (0.86)   (0.87)
Net asset value, end of
 year                       $   9.79     9.94     9.98     9.34
------------------------  ---------------------------------------------- ---------------------------------------
Total investment
 return/1/                  %  18.87    11.31     9.44     2.46
RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $ 84,425  184,744  311,125  389,385
Ratios of expenses to
 average net assets
 . before waivers,
   reimbursements and
   credits                  %   0.77     0.71     0.66     0.66
 . after waivers,
   reimbursements and
   credits                  %   0.77     0.71     0.65     0.65
Ratios of net investment
 income to average net
 assets
 . before waivers,
   reimbursements and
   credits                  %   8.51     8.28     7.89     8.17
 . after waivers,
   reimbursements and
   credits                  %   8.51     8.28     7.89     8.18
Portfolio turnover rate     % 127.31   120.06   103.19    75.27

                           /1/ Assumes all dividends and distributions have been reinvested. Does not include deductions at the separate account or contract level for fees and charges that may be incurred by a variable annuity contract or variable life insurance policy.

                           /2/ Information is for the period from April 1, 1996 (commencement of operations) to
                               December 31, 1996. The ratios of expenses to average net assets and the ratios of net investment income (loss) to average net assets are annualized.

                           /3/ Alliance Capital Management L.P. began managing the portfolio on May 1, 1998.
                               Another firm managed the portfolio before that date.

                           /4/ Information is for the period from January 4, 1994 (commencement of operations) to
                               December 31, 1994. The ratios of expenses to average net assets and the ratios of net investment income to average net assets are annualized.

                           /5/ Goldman Sachs Asset Management began managing the portfolio on May 1, 1998.
                               Another firm managed the portfolio before that date.

                           /6/ Morgan Stanley Asset Management began managing the portfolio on June 1, 1997.
                               Other firms managed the portfolio before that date.

PACIFIC SELECT FUND    WHERE TO GO FOR MORE INFORMATION

The Pacific Select     You'll find more information about the Pacific Select
Fund is available      Fund in the following documents:
only to people who
own a variable         Annual and semi-annual reports
annuity contract or    The fund's annual and semi-annual reports list the
variable life          holdings of the fund's portfolios, describe portfolio
insurance policy       performance, and tell you how investment strategies and
issued or              portfolio performance have responded to recent market
administered by        conditions and economic trends.
Pacific Life
Insurance Company      Statement of Additional Information (SAI)
or its                 The SAI contains detailed information about each
subsidiaries.          portfolio's investments, strategies and risks, and is
You'll find out how    considered to be part of this prospectus because it is
your annuity           incorporated by reference.
contract or life
insurance policy       You can get a copy of these documents at no charge by
works in the           calling or writing to Pacific Life. You can also get a
product prospectus     copy of these documents by contacting the Securities
or offering            and Exchange Commission. The SEC may charge you a fee
memorandum that        for this information.
accompanies this
document.

Please contact
Pacific Life if you
have any questions
about any of the
Pacific Select Fund
portfolios.

                       -------------------------------------------------------
How to contact         Pacific Life Insurance Company
Pacific Life           700 Newport Center Drive
                       Post Office Box 9000
                       Newport Beach, California 92660

                       Annuities: 1-800-722-2333
                       Life Insurance: 1-800-800-7681

                       -------------------------------------------------------
How to contact         Public Reference Section of the SEC
the SEC                Washington, D.C. 20549-6009
                       1-800-SEC-0330
                       Internet: www.sec.gov


Form No. 15-15756-14
Form No. 483-10A       SEC file number 811-5141

                      STATEMENT OF ADDITIONAL INFORMATION

                         [LOGO OF PACIFIC SELECT FUND]

                              PACIFIC SELECT FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                            Date: May 1, 2000

                               ----------------

  The Pacific Select Fund is an open-end investment management company currently offering twenty-one separate investment portfolios. The following twenty of those portfolios are classified as diversified: the Aggressive Equity Portfolio; the Emerging Markets Portfolio; the Diversified Research Portfolio; the Small-Cap Equity Portfolio; the International Large-Cap Portfolio; the Bond and Income Portfolio; the Equity Portfolio; the I-Net TollKeeper Portfolio; the Multi-Strategy Portfolio; the Equity Income Portfolio; the Growth LT Portfolio; the Mid-Cap Value Portfolio; the Equity Index Portfolio; the Small-Cap Index Portfolio; the International Value Portfolio; the Government Securities Portfolio; the Managed Bond Portfolio; the Money Market Portfolio; the High Yield Portfolio; the Large-Cap Value Portfolio. The REIT Portfolio is classified as non-diversified. The Fund's Adviser is Pacific Life Insurance Company.

  This Statement of Additional Information ("SAI") is intended to supplement the information provided to investors in the Prospectus dated May 1, 2000, of the Fund and has been filed with the Securities and Exchange Commission as part of the Fund's Registration Statement. Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the Fund's Prospectus and retained for future reference. The contents of this SAI are incorporated by reference in the Prospectus in their entirety. A copy of the Prospectus may be obtained free of charge from the Fund at the address and telephone numbers listed below.

                               ----------------

                                 Distributor:

                       Pacific Mutual Distributors, Inc.
                           700 Newport Center Drive
                                 P.O. Box 9000
                            Newport Beach, CA 92660
                                (800) 800-7681

                                   Adviser:

                        Pacific Life Insurance Company
                           700 Newport Center Drive
                                 P.O. Box 9000
                            Newport Beach, CA 92660
                           Annuities (800) 722-2333

                      Life Insurance (800) 800-7681

  A registration statement relating to shares of the I-Net Tollkeeper Portfolio has been filed with the Securities and Exchange Commission, but has not yet become effective. The information in this statement of additional information is not complete and may be changed. Shares of the I-Net Tollkeeper Portfolio may not be sold until the registration statement is effective. This statement of additional information is not an offer to sell shares of this Portfolio and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                               TABLE OF CONTENTS

INTRODUCTION................................................................   1

ADDITIONAL INVESTMENT POLICIES OF THE PORTFOLIOS............................   1
  Aggressive Equity Portfolio...............................................   1
  Emerging Markets Portfolio................................................   2
  Diversified Research Portfolio............................................   3
  Small-Cap Equity Portfolio................................................   3
  International Large-Cap Portfolio.........................................   3
  Bond and Income Portfolio.................................................   3
  Equity Portfolio..........................................................   5
  I-Net Tollkeeper Portfolio................................................   5
  Multi-Strategy Portfolio..................................................   6
  Equity Income Portfolio...................................................   7
  Growth LT Portfolio.......................................................   8
  Mid-Cap Value Portfolio...................................................   9
  Equity Index Portfolio....................................................   9
  Small-Cap Index Portfolio.................................................  10
  REIT Portfolio............................................................  11
  International Value Portfolio.............................................  12
  Government Securities Portfolio...........................................  13
  Managed Bond Portfolio....................................................  13
  Money Market Portfolio....................................................  14
  High Yield Bond Portfolio.................................................  15
  Large-Cap Value Portfolio.................................................  16
  Diversification Versus Non-Diversification................................  17

SECURITIES AND INVESTMENT TECHNIQUES........................................  17
  U.S. Government Securities................................................  17
  Real Estate Investment Trusts.............................................  18
  Mortgage-Related Securities...............................................  18
    Mortgage Pass-Through Securities........................................  18
    GNMA Certificates.......................................................  19
    FNMA and FHLMC Mortgage-Backed Obligations..............................  20
    Collateralized Mortgage Obligations (CMOs)..............................  20
    FHLMC Collateralized Mortgage Obligations...............................  20
    Other Mortgage-Related Securities.......................................  21
    CMO Residuals...........................................................  21
    Stripped Mortgage-Backed Securities.....................................  22
    Mortgage Dollar Rolls...................................................  23
  Other Asset-Backed Securities.............................................  23
  High Yield Bonds..........................................................  23
  Bank Obligations..........................................................  24
  Municipal Securities......................................................  26
  Small Capitalization Stocks...............................................  26
  Corporate Debt Securities.................................................  27
  Variable and Floating Rate Securities.....................................  27
  Commercial Paper..........................................................  28
  Convertible Securities....................................................  29
  Repurchase Agreements.....................................................  30
  Borrowing.................................................................  31

  Reverse Repurchase Agreements and Other Borrowings........................  31
  Firm Commitment Agreements and When-Issued Securities.....................  31
  Loans of Portfolio Securities.............................................  32
  Short Sales...............................................................  32
  Short Sales Against the Box...............................................  33
  Illiquid and Restricted Securities (Private Placements)...................  33
  Precious Metals-Related Securities........................................  33
  Foreign Securities........................................................  34
  Foreign Currency Transactions and Forward Foreign Currency Contracts......  36
  Options...................................................................  38
    Purchasing and Writing Options on Securities............................  39
    Purchasing and Writing Options on Stock Indexes.........................  40
    Risks of Options Transactions...........................................  41
    Spread Transactions.....................................................  41
  Options on Foreign Currencies.............................................  42
  Investments in Other Investment Company Securities........................  43
    SPDRs...................................................................  43
    WEBS and OPALS..........................................................  44
  Futures Contracts and Options on Futures Contracts........................  44
    Interest Rate Futures...................................................  45
    Stock Index Futures.....................................................  45
    Futures Options.........................................................  46
    Limitations.............................................................  47
    Risks Associated with Futures and Futures Options.......................  47
  Foreign Currency Futures and Options Thereon..............................  49
  Swap Agreements and Options on Swap Agreements............................  49
    Risks of Swap Agreements................................................  49
  Structured Notes..........................................................  50
  Warrants and Rights.......................................................  50
  Duration..................................................................  50

INVESTMENT RESTRICTIONS.....................................................  52
  Fundamental Investment Restrictions.......................................  52
  Nonfundamental Investment Restrictions....................................  53

ORGANIZATION AND MANAGEMENT OF THE FUND.....................................  54
  Trustees and Officers.....................................................  54
  Investment Adviser........................................................  55
  Other Expenses of the Fund................................................  58
  Portfolio Management Agreements...........................................  58
  Distribution of Fund Shares...............................................  67
  Purchases and Redemptions.................................................  67
  Exchanges Among the Portfolios............................................  68

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................  68
  Investment Decisions......................................................  68
  Brokerage and Research Services...........................................  68
  Portfolio Turnover........................................................  70

NET ASSET VALUE.............................................................  70

PERFORMANCE INFORMATION.....................................................  72


TAXATION....................................................................  75
  Distributions.............................................................  76
  Hedging Transactions......................................................  76

OTHER INFORMATION...........................................................  76
  Concentration Policy......................................................  76
  Brokerage Enhancement Plan................................................  77
  Capitalization............................................................  77
  Voting Rights.............................................................  78
  Custodian and Transfer Agency and Dividend Disbursing Services............  78
  Financial Statements......................................................  78
  Independent Auditors......................................................  79
  Counsel...................................................................  79
  Registration Statement....................................................  79

APPENDIX....................................................................  80
  Description of Bond Ratings...............................................  80

                                 INTRODUCTION

  This SAI is designed to elaborate upon information contained in the Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund's securities and investment techniques.

               ADDITIONAL INVESTMENT POLICIES OF THE PORTFOLIOS

  Unless otherwise noted, a Portfolio may invest up to 5% of its net assets (taken at market value at the time of such investment) in any type of security that the Investment Adviser or Portfolio Manager reasonably believes is compatible with the investment objectives and policies of the Portfolio. Any reference to a condition that the aggregate market value of the securities loaned by a Portfolio may not at any time exceed 25% of the total assets of the portfolio is changed to allow Portfolios to lend up to 33 1/3% of the aggregate market value of their securities.

  The investment objective and investment policies of each Portfolio are described in the Prospectus. The following descriptions present more detailed information on investment policies that apply to each Portfolio, and are intended to supplement the information provided in the Prospectus.

Aggressive Equity Portfolio

  This Portfolio is not available for:

    . Pacific Corinthian variable annuity contracts.

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest a portion of its assets in high-quality money market instruments; mortgage related and asset-backed securities; repurchase agreements and reverse repurchase agreements; ADRs; rights; U.S. Government securities, its agencies or instrumentalities; bank obligations; variable and floating rate securities; firm commitment agreements and when-issued securities; enter into short sales against the box; and securities of foreign issuers, provided that the Portfolio may not acquire a security of a foreign issuer principally traded outside the United States if, at the time of such investment, more than 20% of the Portfolio's total assets would be invested in such foreign securities. The Portfolio may also invest in restricted securities and up to 15% of its net assets in illiquid securities.

  For hedging purposes, the Portfolio may purchase put and call options on securities and securities indexes and may write covered call and secured put options. The Portfolio may also purchase and sell stock index futures contracts and options thereon. To hedge against the risk of currency fluctuation associated with investment in foreign securities, the Portfolio may buy or sell foreign currencies on a spot (cash) basis and enter into forward foreign currency contracts or options on foreign currencies or foreign currency futures contracts and options thereon. The Portfolio will not engage in "short sales against the box," in which the Portfolio sells short a security it owns, if, at the time of investment, the total market value of all securities sold short would exceed 25% of the Portfolio's net assets. The Portfolio may also lend its portfolio securities, in an amount not to exceed 25% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow for temporary administrative or emergency purposes.

  Because the Portfolio invests principally in equity securities, the value of its investments can increase or decrease in value, sometimes rapidly and unpredictably. In addition, the Portfolio invests in companies that the portfolio management team thinks have the potential for rapid growth, which may give the Portfolio a higher risk of price volatility than a Portfolio that invests principally in equities that are "undervalued." Small emerging growth companies may be more susceptible to larger price swings than larger companies because they have fewer financial resources, limited product and market diversification and many are dependent on a few key managers. Emerging growth companies in cyclical industries may be particularly susceptible to rapid price swings during periods of economic uncertainty

  The Portfolio may also be affected by the following additional risk factors:
First, the Portfolio may also be subject to the risks associated with foreign investments, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment. Second, the Portfolio may use index options and other investment techniques to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility. Third, the Portfolio may engage in short-term trading, which could result in higher-trading costs.

Emerging Markets Portfolio

  This Portfolio is not available for:

    . Pacific Corinthian variable annuity contracts.

  The Portfolio's policy of being as fully invested in common stock as practicable at all times precludes the Portfolio from investing in debt securities as a defensive investment posture (although the Portfolio may invest in such securities to provide for payment of expenses and to meet redemption requests.) The Portfolio is subject to guidelines for diversification of foreign security investments that prescribe the minimum number of countries in which the Portfolio's assets may be invested. These guidelines are discussed under "Foreign Securities."

  The types of foreign currency transactions in which the Portfolio may enter include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts.

  The Portfolio may invest up to 10% of its assets in U.S. government securities, high quality debt securities, money market obligations, and in cash. Such money market obligations may include short-term corporate or U.S. government obligations and bank certificates of deposit. The debt securities and money market obligations in which the Portfolio invests may be issued by U.S. and foreign issuers and may be denominated in U.S. dollars or foreign currencies.

  The Portfolio also may engage in transactions in options, futures, and options on futures contracts on securities and securities indexes. The Portfolio also may invest in convertible securities; equity index swap agreements; ADRs; GDRs; EDRs; rights; variable and floating rate securities; warrants on securities that it is eligible to purchase; preferred stock; repurchase agreements and reverse repurchase agreements; firm commitment transactions and when-issued securities. The Portfolio may also lend its portfolio securities, in an amount not to exceed 25% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow money for administrative or emergency purposes. The Portfolio may also invest in restricted securities and up to 15% of its net assets in illiquid securities.

  Because the Portfolio invests principally in equity securities, the value of its investments can increase or decrease in value, sometimes rapidly and unpredictably. The Portfolio invests in emerging markets, which may be particularly volatile. It also invests in smaller companies, which tend to have higher price swings than larger companies because they have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

  The Portfolio may also be affected by the following additional risk factors:
First, the Portfolio may also be subject to the risks associated with foreign investments, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries. Second, the Portfolio may invest in foreign currency transactions, forward foreign currency contracts or options, index options, futures and other investment techniques to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility.

Diversified Research Portfolio

  This Portfolio is not available for:

    . Pacific Corinthian variable annuity contracts

    . Pacific Select variable life insurance policies.

  In addition to the risk factors described in the Prospectus, the Portfolio may be affected by the following additional risk factors. The Portfolio uses a growth oriented approach to stock selection. The price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio Manager, regardless of performance of the securities markets.

Small-Cap Equity Portfolio

  This Portfolio is not available for:

    . Pacific Corinthian variable annuity contracts

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in various foreign securities if listed on a U.S. exchange; commercial paper; repurchase agreements; corporate debt securities; U.S. Government securities, its agencies or instrumentalities; ADRs; bank obligations; variable and floating rate securities; firm commitment agreements and when-issued securities; and may hold a portion of its assets in cash. The Portfolio may also invest in restricted securities and up to 15% of its net assets in illiquid securities. The Portfolio may invest up to 5% of its assets in convertible bonds and other fixed income securities (other than money market instruments).

  The Portfolio may also lend its portfolio securities, in an amount not to exceed 25% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow money for temporary administrative or emergency purposes.

  Because the Portfolio invests principally in equity securities, the value of its investments can increase or decrease in value, sometimes rapidly and unpredictably. While equities may offer the potential for greater long-term growth than most fixed income securities, they generally have higher volatility. In addition, the Portfolio invests in companies with smaller market capitalizations, which may give the Portfolio a higher risk of price volatility than a portfolio that invests in companies with larger capitalizations.

International Large-Cap Portfolio

  This Portfolio is not available for:

    . Pacific Corinthian variable annuity contracts

    . Pacific Select variable life insurance policies.

  In addition to its investments in securities of non-U.S. issuers, the Portfolio may invest in high quality debt securities rated, at the time of purchase, within the top three quality categories by Moody's or S&P (or unrated securities of equivalent quality), repurchase agreements, and short-term debt obligations denominated in U.S. dollars or foreign currencies.

  In addition to the risk factors described in the Prospectus, the Portfolio's investments in currency derivatives can significantly increase its exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in value of the derivatives may not correlate perfectly with the relevant assets, rates and indices.

Bond and Income Portfolio

  The Portfolio normally invests at least 80% of its assets in securities rated, at the time of acquisition, investment grade by at least one NRSRO (i.e., Baa or better by Moody's or BBB or better by S&P), or, if not rated by a NRSRO, of comparable quality as determined by the Portfolio Manager. The Portfolio may invest up to 20% of its assets in securities that are not rated investment grade by at least one NRSRO, 15% of which may consist of debt securities of issuers located in emerging market countries.

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest up to 10% of its assets in non-U.S. dollar denominated securities. The Portfolio may also invest in ADRs; warrants and rights; firm commitment agreements and when-issued securities; reverse repurchase agreements; municipal securities issued by or on behalf of states, territories and possessions of the U.S. (including the District of Columbia) and their political subdivisions, agencies, or instrumentalities, which securities may include private activity bonds or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities; high-quality short-term instruments, including, among others, commercial paper, bank instruments, and repurchase agreements; asset-backed securities; U.S. dollar-denominated obligations of foreign governmental agencies and international agencies; and preferred stock. The Portfolio may invest up to 10% of its assets in the following types of mortgage-related securities: inverse floaters, super floating rate CMO's, interest only ("IO's") and principal-only ("PO's") tranches of stripped mortgage-backed securities (including planned amortization class certificates) and inverse IO's. In addition, the Portfolio may invest in restricted securities and up to 15% of its net assets in illiquid securities. The Portfolio may also lend its portfolio securities, in an amount not to exceed 25% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow money for temporary administrative or emergency purposes.

  For hedging risk or adjusting interest rate exposure, the Portfolio may (but is not obligated to) use several investment techniques. The Portfolio may purchase put and call options on securities and on securities indexes and may write covered call options. The Portfolio may also enter into the following types of transactions: financial futures contracts and options thereon; instruments such as interest rate caps, floors, and collars; and interest rate swaps. To hedge against fluctuations in currency exchange rates that affect non-U.S. dollar-denominated securities, the Portfolio may enter into spot (or cash) transactions in currency, forward currency contracts, options on foreign currency contracts, foreign currency futures and options thereon, and currency swaps. The Portfolio may invest up to 5% of its assets in structured notes to hedge interest rate or currency risk. The Portfolio may enter into swaps, caps, floors, collars, structured notes, and non-exchange traded options only with counterparties that have outstanding securities rated A or better by Moody's or S&P or that have outstanding short-term securities rated P-2 or better by Moody's or A-2 or better by S&P, or, if not rated by Moody's or S&P, of equivalent quality.

  Since the Portfolio principally invests in fixed income securities of both U.S. and foreign issuers, it may be affected by a number of risks, including the following: First, the value of the Portfolio may fall when interest rates rise. Changes in interest rates may have a significant effect on this Portfolio because it may invest in securities with medium or long terms to maturity and may use interest-sensitive derivatives. Bonds with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than bonds with shorter durations. The Portfolio may also invest in mortgage-related securities, which can be paid off early if the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Portfolio will be forced to reinvest this money at lower yields. Stripped mortgage-backed securities can be particularly sensitive to changes in interest rates. Second, the Portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. By investing in high-yield bonds, the Portfolio may be particularly subject to credit risk, especially during periods of economic uncertainty or during economic downturns.

  The Portfolio may also be affected by the following additional risk factors:
First, the Portfolio could lose money or not realize potential gains if it cannot sell an investment at the time and price that would be most beneficial to the Portfolio. Securities whose credit ratings have been lowered, or that have been issued in emerging market countries, may be particularly difficult to sell. Second, the Portfolio may also be subject to the risks associated with foreign investments, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment. Third, the Portfolio may use options, futures contracts and other investment techniques to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility.

Equity Portfolio

  In pursuing its investment objective, the Portfolio invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers. The Portfolio may also invest in U.S. government securities; corporate bonds; money market instruments; precious metals-related securities; mortgage-related and asset-backed securities; rights; bank obligations; variable and floating rate securities; firm commitment agreements and when-issued securities; and enter in repurchase agreements. The Portfolio will not engage in "short sales against the box," in which the Portfolio sells short a security it owns, if, at the time of investment, the total market value of all securities sold and held short would exceed 25% of the Portfolio's net assets. The Portfolio may also lend its portfolio securities, in an amount not to exceed 25% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow money for temporary administrative or emergency purposes. The Portfolio may also invest in restricted securities and up to 15% of its net assets in illiquid securities.

  The Portfolio may also purchase and sell put and call options on securities and stock indices and enter into stock index futures contracts and options thereon. The Portfolio may also purchase Standard & Poor's Depository Receipts ("SPDRs"), which represent ownership interests in the SPDR Trust, a long-term unit investment trust established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500").

  Because the Portfolio invests principally in equity securities, the value of its investments can increase or decrease in value, sometimes rapidly and unpredictably. The Portfolio invests principally in large companies, which tend to have less volatile prices than smaller companies. In addition, the Portfolio invests in companies that the portfolio management team thinks have the potential for rapid growth, which may give the Portfolio a higher risk of price volatility than a Portfolio that invests principally in equities that are "undervalued."

  The Portfolio may also be affected by the following additional risk factors:
First, the Portfolio may use index options, futures contracts and other investment techniques to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility. Second, the Portfolio may engage in short-term trading, which could result in higher-trading costs.

I-Net Tollkeeper Portfolio


  In addition to the securities identified in the Prospectus, the Portfolio may invest in preferred stocks; interests in real estate investment trusts; mortgage-related securities; high-yield bonds; convertible debt obligations; convertible preferred stocks; equity interests in trusts; partnerships; joint ventures; limited liability companies and similar enterprises; warrants and stock purchase rights. Securities may be sold when the portfolio management team believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

  Because the Portfolio invests principally in equity securities, the value of its investments can increase or decrease in value, sometimes rapidly and unpredictably. While equity securities may offer the potential for greater long-term growth than most fixed-income securities, they generally have higher volatility. In addition, the Portfolio may invest in companies that may be unseasoned, which may give the Portfolio a higher risk of price volatility, than a portfolio that invests in companies with a longer operating record.

  Because the Portfolio invests in equity securities of Internet companies and Internet related companies such as those in the media, telecommunications, and technology sectors, the Portfolio may be affected by a number of risks, including the following factors. First, the legal obligations of online service providers is unclear under both United States and foreign law with respect to freedom of expression, defamation, libel, invasion of privacy, advertising, copyright or trademark infringement, information security, or other areas based on the nature and content of the materials disseminated through online service providers. Moreover, legislation has been proposed that imposes liability for, or prohibits the transmission over, the Internet of certain types of information. It is possible that now or in the future, related claims could be made against online services companies. These liability issues, as well as possibly other legal issues, could impact the growth of Internet use.

  For example, it is possible that laws and regulations may be adopted with respect to the Internet or other online service providers with respect to the imposition of sales tax collection obligations on Internet companies and the use of personal user information. The nature of this governmental action and the manner in which it may be interpreted and enforced cannot be predicted. Changes to existing laws or the passage or proposed passage of new laws intended to address these and other issues, could create uncertainty in the marketplace that could reduce demand for the services of an Internet company or increase the costs of doing business as a result of actual or anticipated litigation costs or increased service delivery costs, or could in some other manner have a material adverse effect on an Internet company's business, results of operations and financial condition.

  The success of many Internet companies depends, in large part, upon the development and maintenance of the infrastructure of the World Wide Web for providing reliable Web access and services. There can be no assurances that the infrastructure or complementary products or services necessary to make the Web a viable commercial marketplace for the long term will be developed, or, if they are developed, that the Web will become a viable commercial marketplace for services such as those offered by Internet companies.

  The market for the purchase of products and services over the Internet is a new and emerging market. If acceptance and growth of Internet use does not occur, an Internet company's business and financial performance may suffer. Although there has been substantial interest in the commercial possibilities for the Internet, many businesses and consumers have been slow to purchase Internet access services for a number of reasons, including inconsistent quality of service, lack of availability of cost-effective, high-speed service, a limited number of local access points for corporate users, inability to integrate business applications on the Internet, the need to deal with multiple and frequently incompatible vendors, inadequate protection of the confidentiality of stored data and information moving across the Internet and a lack of tools to simplify Internet access and use. It is possible that a sufficiently broad base of consumers may not adopt, or continue to use, the Internet as a medium of commerce.

  Despite the implementation of security measures, an Internet company's networks may be vulnerable to unauthorized access, computer viruses and other disruptive problems. Internet companies have in the past experienced, and may in the future experience, interruptions in service as a result of the accidental or intentional actions of Internet users, current and former employees or others. Unauthorized access could also potentially jeopardize the security of confidential information stored in the computer systems of a company and its subscribers. These events may result in liability of the company to its subscribers and also may deter potential subscribers.

  The I-Net Tollkeeper Portfolio may invest in companies which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Multi-Strategy Portfolio

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in equity securities of small companies and foreign issuers; high yield bonds; repurchase agreements; ADRs; bank obligations; variable and floating rate securities; and firm commitment agreements and when-issued securities. The Portfolio's equity securities may or may not pay dividends and may or may not carry voting rights. The Portfolio may also invest up to 10% of its assets in debt securities of foreign issuers which may be denominated in foreign currencies. Fixed income securities in which the portfolio may invest may include debentures, asset-backed securities and money market instruments. The Portfolio may also invest in restricted securities and up to 15% of its net assets in illiquid securities.

  The Portfolio may purchase and sell put and call options on securities and stock indexes and may purchase or sell interest rate and stock index futures contracts and options thereon. The Portfolio may also engage in forward currency contracts in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Portfolio may also lend its portfolio securities, in an amount not to exceed 25% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow money for temporary administrative or emergency purposes.

  The equity securities in which the Portfolio invests offer the potential for greater long-term growth than most fixed-income securities, but they also have higher volatility. The Portfolio invests mostly in large and medium-sized companies, which tend to have less volatile prices than smaller companies. The Portfolio may also invest in small-capitalization companies.

  Fixed income securities are affected primarily by the financial condition of the issuer and changes in interest rates. The value of the Portfolio may fall when interest rates rise. In addition, the Portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt.

  The Portfolio may also be affected by the following additional risk factors. First, the Portfolio may also be subject to the risks associated with foreign investments, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment. Second, the Portfolio may use index options, futures contracts and other investment techniques to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility. Third, the Portfolio may engage in short-term trading, which could result in higher-trading costs.

Equity Income Portfolio

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in ADRs and in various foreign securities if they are listed on a U.S. exchange. To invest temporary cash balances, to maintain liquidity to meet redemptions or expenses, or for temporary defensive purposes, the Portfolio may invest in money market instruments, including U.S. government securities, short term bank obligations rated in the highest two rating categories by Moody's, S&P, or, if not rated by Moody's or S&P, determined to be of equal quality by the Portfolio Manager, certificates of deposit, time deposits and banker's acceptances issued by U.S. and foreign banks and savings and loan institutions with assets of at least $500 million as of the end of their most recent fiscal year; and commercial paper and corporate obligations, including variable and floating rate securities, that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody's or S&P, or if not rated by Moody's or S&P, determined to be of equal quality by the Portfolio Manager. The Portfolio may also invest in high yield and convertible bonds; repurchase agreements; warrants and rights; firm commitment agreements and when-issued securities; and other fixed income securities including but not limited to high yield/high risk debt securities. The Portfolio may also invest in restricted securities and up to 15% of its net assets in illiquid securities.

  In addition to the derivatives described in the Prospectus, the Portfolio may also purchase and sell put and call options on securities and stock indexes and may purchase or sell stock index futures contracts and options thereon. The Portfolio may also lend its portfolio securities, in an amount not to exceed 25% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow money for temporary administrative or emergency purposes.

  Because the Portfolio invests principally in equity securities, the value of its investments can increase or decrease in value, sometimes rapidly and unpredictably. The portfolio manager tries to control price volatility by investing in many different companies in a wide range of industries.

  The Portfolio may also be affected by the following additional risk factors:
First, the Portfolio may use options, futures contracts and other investment techniques to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility. Second, the Portfolio may also be subject to the risks associated with foreign investments, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment.

Growth LT Portfolio

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in warrants; preferred stocks; certificates of deposit; mortgage related and asset-backed securities; commercial paper; rights; bank obligations; convertible securities; variable and floating rate securities; firm commitment agreements and when-issued securities; and reverse repurchase agreements when the Portfolio Manager perceives an opportunity for capital growth from such securities or so that the Portfolio may receive a return on idle cash. The Portfolio may also invest in money market funds, including those managed by Janus Capital Corporation ("Janus") as a means of receiving a return on idle cash, pursuant to an exemptive order received by Janus from the SEC. The Portfolio may also invest up to 10% of its assets, measured at the time of investment, in debt securities that are lower rated bonds, i.e., rated below investment grade by one of the primary rating agencies. The Portfolio may also invest in restricted securities and up to 15% of its net assets in illiquid securities.

  The Portfolio may invest up to 25% of its assets in foreign securities denominated in a foreign currency and not publicly traded in the United States. In addition, the Portfolio may purchase ADRs, European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs"), and other types of receipts evidencing ownership of the underlying foreign securities. In pursuing its investment objective, the Portfolio may engage in the purchase and writing of put and call options on securities, stock indexes, and foreign currencies. In addition, the Portfolio may purchase and sell interest rate, stock index, and foreign currency futures contracts and options thereon. The Portfolio may also engage in forward foreign currency contracts. The Portfolio may also lend its portfolio securities, in an amount not to exceed 25% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow money for temporary administrative or emergency purposes.

  Because the Portfolio invests principally in equity securities, the value of its investments can increase or decrease in value, sometimes rapidly and unpredictably. In addition, the Portfolio invests in companies that the portfolio management team thinks have the potential for rapid growth, which may give the Portfolio a higher risk of price volatility than a Portfolio that invests principally in equities that are "undervalued." Small and medium-sized companies may be more susceptible to larger price swings than larger companies because they have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

  The Portfolio may also be affected by the following additional risk factors:
First, the Portfolio may also be subject to the risks associated with foreign investments, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment. Second, the Portfolio may use options, futures contracts and other investment techniques to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility. Third, the Portfolio may engage in short-term trading, which could result in higher-trading costs.

Mid-Cap Value Portfolio

  This Portfolio is not available for:

  . Pacific Corinthian variable annuity contracts

  . Pacific Select variable life insurance policies.

  The equity securities in which the Portfolio may invest include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, ADRs, and GDRs. The Portfolio may also invest a portion of its assets in investment grade debt securities, including U.S. Government Securities, commercial paper; mortgage-related securities; variable and floating rate securities; and other short-term corporate and bank obligations.

  The Portfolio may borrow for investment purposes in an amount up to 33 1/3% of the value of its total assets and may enter into reverse repurchase agreements with banks, brokers or dealers. The Portfolio may also invest up to 15% of its total assets, determined at the time of investment, in foreign equity or debt securities. The Portfolio will not engage in "short sales," in which the Portfolio sells a security it does not own, and "short sales against the box," in which the Portfolio sells short a security it owns, if, at the time of investment, the total market value of all securities sold and held short would exceed 25% of the Portfolio's net assets. The Portfolio may also lend its portfolio securities, in an amount not to exceed 33 1/3% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income.

  In pursuing its investment objective, the Portfolio may also purchase and sell put and call options on securities, stock indexes and foreign currencies and may purchase cash-settled options on interest rate swaps and equity index swaps. In addition, the Portfolio may purchase or sell futures contracts on securities, stock indexes, currency futures, and options thereon. The Portfolio may engage in foreign currency transactions: (1) to fix in U.S. dollars the value of a security the Portfolio has agreed to buy or sell between the trade and settlement dates; and (2) to hedge the U.S. dollar value of securities the Portfolio already owns. The Portfolio may also invest in equity REITs, although it currently intends to limit its investments in REITs to no more than 5% of its assets. The Portfolio may also invest in firm commitment agreements and when-issued securities; repurchase agreements; illiquid securities (up to 15% of its net assets) and restricted securities.

  Because the Portfolio invests principally in equity securities, the value of its investments can increase or decrease in value, sometimes rapidly and unpredictably. The Portfolio invests in medium-sized companies, which are more susceptible to price swings than larger companies, but usually have more stable prices than smaller companies.

  The Portfolio may also be affected by the following additional risk factors:
First, the Portfolio may also be subject to the risks associated with foreign investments, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment. Second, the Portfolio may use options, futures contracts and other investment techniques to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility. Third, by borrowing money to purchase securities, the Portfolio can magnify the gain and the loss of the security. The Portfolio will be charged interest on any money it borrows. The lender will have priority over shareholders against the Portfolio's assets.

Equity Index Portfolio

  The Portfolio may purchase and sell stock index futures, purchase options on stock indexes, and purchase options on stock index futures that are based on stock indexes which the Portfolio attempts to track or which tend to move together with stocks included in the index. The Portfolio may also invest in foreign equity securities if U.S. exchange listed to the extent included in the S&P 500; ADRs; convertible securities; firm commitment agreements and when-issued securities; and reverse repurchase agreements. The Portfolio may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including commercial paper; variable and floating rate securities; repurchase agreements; bank obligations; and U.S. Government securities, its agencies and instrumentalities. Temporary investments are not made for defensive purposes in the event of or in anticipation of a general decline in the market price of stocks in which the Portfolio invests. The Portfolio may also lend its portfolio securities, in an amount not to exceed 25% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow for temporary administrative or emergency purposes. The Portfolio may also invest up to 15% of its net assets in illiquid securities.

  The Fund reserves the right to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

  Because the Portfolio invests principally in equity securities, the value of its investments can increase or decrease in value, sometimes rapidly and unpredictably. The Portfolio invests principally in large companies, which tend to have less volatile prices than smaller companies.

  The Portfolio may also be affected by the following additional risk factors:
First, because the Portfolio is not actively managed, and invests in securities included in the S&P 500 regardless of their investment merit, the portfolio management team cannot change this investment strategy, even temporarily to protect the Portfolio from loss during poor economic conditions. This means the Portfolio is susceptible to a general decline in the U.S. stock market. Second, the Portfolio frequently uses index options, futures contracts and other investment techniques to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility.

Small-Cap Index Portfolio

  This Portfolio is not available for:

    . Pacific Corinthian variable annuity contracts

    . Pacific Select variable life insurance policies.

  Under normal conditions, the Portfolio invests at least 80% of the value of its total assets in the common stock of companies included in the Russell 2000 Small Stock Index ("Russell 2000"). The Portfolio will be managed in an attempt to minimize the degree to which the investment results of the Portfolio (before taking into account the Portfolio's expenses) differ from the results of the Russell 2000.

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may purchase and sell stock index futures and options thereon and options on stock indexes that are based on the Russell 2000 or other indexes of small capitalization companies.

  The Portfolio may invest in foreign equity securities if U.S. exchange listed to the extent included in the Russell 2000. The Portfolio is also permitted to invest in ADRs; repurchase agreements; rights; REITs;
U.S. Government securities, its agencies or instrumentalities; bank obligations; variable and floating rate securities; firm commitment agreements and when-issued securities; warrants; and securities that are convertible into common stock. The Portfolio may also invest in illiquid securities (up to 15% of its net assets) and in restricted securities. The Portfolio may also lend its portfolio securities, in an amount not to exceed 33 1/3% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow money for temporary administrative or emergency purposes.

  The Portfolio may maintain a portion to its assets in short-term debt securities and money market instruments to meet redemption requests or pending investment in the securities of the Russell 2000. These investments will not be made in anticipation of a general decline in the market prices of stocks in which the Portfolio invests.

  The Fund reserves the right to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

  Because the Portfolio invests principally in equity securities, the value of its investments can increase or decrease in value, sometimes rapidly and unpredictably. The Portfolio invests principally in small-cap companies, which tend to have higher price swings than larger companies because they have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

  The Portfolio may also be affected by the following additional risk factors:
First, because the Portfolio is not actively managed, and invests in securities included in the Russell 2000 regardless of their investment merit, the portfolio management team cannot change this investment strategy, even temporarily to protect the Portfolio from loss during poor economic conditions. This means the Portfolio is susceptible to a general decline in the U.S. stock market. Second, the Portfolio frequently uses index options, futures contracts and other investment techniques to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility.

REIT Portfolio

  This Portfolio is not available for:

    . Pacific Corinthian variable annuity contracts

    . Pacific Select variable life insurance policies.

  The Portfolio is a "non-diversified" portfolio. For purposes of the Portfolio's investment policies, a company is principally engaged in the real estate industry if: (1) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (2) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate.

  During periods when the Portfolio Manager believes that changes in economic, financial, or political conditions make it advisable, the Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in investment grade short-term and medium-term debt obligations or hold cash.

  The Portfolio may buy and sell put and call options on securities and may purchase and sell futures contracts on interest rates. The Portfolio may also invest in the following: ADRs; bank obligations; U.S. Government securities; convertible securities; variable and floating rate securities; firm commitment agreements and when-issued securities; foreign securities; preferred stock; repurchase agreements; interest rate derivative products, such as swaps, caps, collars and floors; and structured notes. The Portfolio may also lend its portfolio securities, in an amount not to exceed 33 1/3% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow money for administrative or emergency purposes. The Portfolio may also invest in restricted securities and up to 15% of its net assets in illiquid securities.

  Because the Portfolio invests principally in equity securities, the value of its investments can increase or decrease in value, sometimes rapidly and unpredictably. The Portfolio invests in companies investing in the real estate industry. The prices of these companies are affected by real estate cycles, cash flows, availability of mortgage financing, changes in interest rates, overbuilding, property taxes and operating expenses, environmental regulation and changes in zoning laws and regulations.

  The Portfolio may also be affected by the following additional risk factors:
First, by investing in REITs, the Portfolio is exposed to the risks of the real estate market. For example, some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the Portfolio could be unfavorably affected by the poor performance of a single investment. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. Second, the Portfolio may also be subject to the risks associated with foreign investments, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment. Third, the Portfolio may use options, futures contracts and other investment techniques such as interest-sensitive derivative products and structured notes to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility. When it invests in structured notes and other derivatives, the Portfolio is particularly sensitive to the risk that the other party to the derivative cannot meet its financial obligations to pay the Portfolio.

International Value Portfolio

  Other than when in a defensive posture, at least 70% of the Portfolio's assets will consist of equity securities, primarily common stock and, to a lesser degree, securities convertible into common stock. The Portfolio may invest up to 5% of its assets, measured at the time of investment, in debt securities that are rated below investment grade, or if not rated, of equivalent quality.

  The Portfolio may also hold cash (in United States dollars or foreign currencies) or short-term corporate or U.S. Government obligations and bank certificates of deposit denominated in such currencies to provide for redemptions; it is generally not expected that such reserve for redemptions will exceed 10% of the Portfolio assets. Securities which may be held for defensive purposes include nonconvertible preferred stock, debt securities, government securities issued by U.S. and foreign countries and money market securities. The Portfolio is subject to guidelines for diversification of foreign security investments that prescribe the minimum number of countries in which the Portfolio's assets may be invested. These guidelines are discussed under "Foreign Securities."

  The Portfolio may also enter into repurchase agreements and may lend its portfolio securities, in an amount not to exceed 25% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income and may borrow money for administrative or emergency purposes. The Portfolio may also invest in ADRs; GDRs; EDRs; variable and floating rate securities; firm commitment agreements and when-issued securities; and may purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts and options thereon. The Portfolio may also engage in foreign currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. The Portfolio may enter into forward currency contracts and may purchase and write put and call options on foreign currencies. The portfolio may also invest in restricted securities and up to 15% of its net assets in illiquid securities.

  Because the Portfolio invests principally in equity securities, the value of its investments can increase or decrease in value, sometimes rapidly and unpredictably. The Portfolio may invest in small-cap and mid-cap companies that may be more susceptible to larger price swings than larger companies because they have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

  The Portfolio may also be affected by the following additional risk factors:
First, the Portfolio may also be subject to the risks associated with foreign investments, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment. Second, the Portfolio may invest in foreign currency transactions, forward foreign currency contracts or options, index options, futures and other investment techniques to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility.

Government Securities Portfolio

  In addition to its investments in U.S. government securities and related investments, as described in the Prospectus, the Portfolio may invest up to 35% of its assets in the following: corporate debt securities of domestic issuers rated Aa or better by Moody's or AA or better by S&P, or, if not rated by Moody's or S&P, of comparable quality as determined by the Portfolio Manager; mortgage-related securities, including collateralized mortgage obligations and mortgage-backed bonds; asset-backed securities; repurchase agreements and reverse repurchase agreements; bank obligations; convertible securities; variable and floating rate securities; firm commitment agreements and when-issued securities; ADRs; and in cash or high quality money market instruments. The Portfolio may also invest in restricted securities and up to 15% of its net assets in illiquid securities.

  The Portfolio may also purchase and sell put and call options on debt securities and spread transactions; enter into interest rate, interest rate index, and currency exchange rate swap agreements and purchase and sell options thereon; engage in forward currency contracts, options on foreign currency contracts, and foreign currency futures and options thereon; and purchase and sell interest rate futures contracts and options thereon. In addition, the Portfolio may invest up to 20% of its total assets in debt securities of foreign issuers, which may be denominated in foreign currencies. The Portfolio may also lend its portfolio securities, in an amount not to exceed 25% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow money for temporary administrative or emergency purposes.

  Since the Portfolio principally invests in fixed income securities, it may be affected by a number of risks, including the following: First, changes in interest rates may have a significant effect on this Portfolio because it may invest in securities with medium or long terms to maturity and may use interest-sensitive derivatives. Bonds with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than bonds with shorter durations. The Portfolio may also invest in mortgage-related securities, which can be paid off early if the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Portfolio will be forced to reinvest this money at lower yields. Stripped mortgage-backed securities can be particularly sensitive to changes in interest rates. Second, the Portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligation or goes bankrupt. Third, the Portfolio may also be subject to the risks associated with foreign investments, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment. Fourth, the Portfolio frequently uses options, futures, and forward contracts and other investment techniques to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility. Fifth, the Portfolio may engage in short-term trading, which could result in higher-trading costs.

Managed Bond Portfolio

  In addition to the securities identified in the Prospectus, the Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; asset-backed securities; variable and floating rate debt securities; bank obligations; convertible securities; firm commitment agreements and when-issued securities; ADRs; U.S. dollar-denominated obligations of international agencies (such as the International Bank for Reconstruction and Development); and repurchase and reverse repurchase agreements. The Portfolio may invest up to 20% of its assets in debt securities of foreign issuers denominated in foreign currencies. The Portfolio may also invest in restricted securities and up to 15% of its net assets in illiquid securities.

  The Portfolio, except as provided below, may invest only in securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated by Moody's or S&P, determined by the Portfolio Manager to be of comparable quality. The dollar-weighted average quality of all fixed income securities held by the Portfolio will be A or higher as rated by Moody's and S&P. The Portfolio may also invest up to 10% of its assets in debt securities that are below investment grade, but rated B or higher by Moody's or S&P, or, if not rated by Moody's or S&P, of equivalent quality. In the event that a security owned by the Portfolio is downgraded to below a B rating, the Portfolio may nonetheless retain the security. See the Appendix for a description of Moody's and S&P ratings applicable to fixed income securities. For the year ended December 31, 1998, the amount of the Portfolio's average total assets, measured on the basis of month-end values, invested in debt securities rated less than investment grade was approximately 6.84%. The asset composition after this time may or may not be the same as shown in 1998.

  In pursuing its investment objective, the Portfolio may purchase and sell put and call options on debt securities; purchase and sell spread transactions; and enter into interest rate, interest rate index, and currency exchange rate swap agreements, and purchase and sell options thereon. The Portfolio may also purchase or sell interest rate futures contracts and options thereon. The Portfolio may also lend its portfolio securities, in an amount not to exceed 25% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow money for temporary administrative or emergency purposes.

  Furthermore, the Portfolio may engage in forward currency contracts, options on foreign currency contracts, and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers.

  Since the Portfolio principally invests in fixed income securities, it may be affected by a number of risks, including the following: First, changes in interest rates may have a significant effect on this Portfolio because it may invest in securities with medium or long terms to maturity and may use interest-sensitive derivatives. Bonds with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than bonds with shorter durations. The Portfolio may also invest in mortgage-related securities, which can be paid off early if the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Portfolio will be forced to reinvest this money at lower yields. Stripped mortgage-backed securities can be particularly sensitive to changes in interest rates. Second, the Portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligation or goes bankrupt. The Portfolio may invest in high-yield bonds which may make it particularly subject to credit risk, especially during periods of economic uncertainty or during economic downturns. Third, the Portfolio may also be subject to the risks associated with foreign investments, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment. Fourth, the Portfolio frequently uses options, futures, and forward contracts and other investment techniques to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility. Fifth, the Portfolio may engage in short-term trading, which could result in higher-trading costs.

Money Market Portfolio

  The Portfolio invests at least 95% of its total assets, measured at the time of investment, in a diversified portfolio of money market securities that are in the highest rating category for short-term instruments. The Portfolio may invest only in U.S. dollar denominated securities that present minimal credit risk. The Adviser shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Trustees that conform to Securities and Exchange Commission ("SEC") rules for money market funds.

  A money market instrument will be considered to be highest quality (1) if the instrument (or other comparable short-term instrument of the same issuer) is rated in the highest rating category, (i.e., Aaa or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), AAA or A-1 by Standard & Poor's Rating Services ("S&P")) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Adviser; or (3) a U.S. Government security. With respect to 5% of its total assets, measured at the time of investment, the Portfolio may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category. The quality of securities subject to guarantees may be determined based solely on the quality of the guarantee. Additional eligibility restrictions apply with respect to guarantees and demand features.

  The Portfolio may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that this limitation shall not apply to U.S. Government securities and repurchase agreements thereon. The Portfolio may not invest more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category. In addition, securities subject to guarantees not issued by a person in a control relationship with the issuer of such securities are not subject to the preceding diversification requirements. However, the Portfolio must generally, with respect to 75% of its total assets, invest no more than 10% of its total assets in securities issued by or subject to guarantees or demand features from the same entity. In the event that an instrument acquired by the Portfolio is downgraded or otherwise ceases to be of the quality that is eligible for the Portfolio, the Adviser, under procedures approved by the Board of Trustees shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument.

  In addition to the securities identified in the Prospectus, the Portfolio may also invest in short-term corporate debt securities, bank obligations, savings and loan obligations, and repurchase agreements involving these securities. The Portfolio may also invest in restricted securities and up to 10% of its net assets in illiquid securities. The Portfolio's investments are limited to securities that mature within 13 months or less from the date if purchase (except that securities held subject to repurchase agreements having terms of 13 months or less from the date of delivery may mature in excess of 13 months from such date). The Portfolio is subject to diversification standards applicable to money market funds under SEC rules.

  The Portfolio may be adversely affected by changes in interest rates and by the risk that the Portfolio could lose money if an issuer of a money market instrument is unable to meet its financial obligation or goes bankrupt.

High Yield Bond Portfolio

  The Portfolio invests primarily in fixed-income securities rated Baa or lower by Moody's, or BBB or lower by S&P, or, if not rated by Moody's or S&P, of equivalent investment quality as determined by the Adviser. The Portfolio may also invest in: U.S. Government securities (including securities of U.S. agencies and instrumentalities); bank obligations; commercial paper; mortgage-related and asset-backed securities; variable and floating rate debt securities; firm commitment agreements and when-issued securities; American Depositary Receipts ("ADRs"); rights; repurchase and reverse repurchase agreements; foreign securities--U.S. dollar-denominated debt securities issued by foreign issuers and foreign branches of U.S. banks; dividend-paying common stocks (including up to 10% of the market value of the Portfolio's total assets in warrants to purchase common stocks) that are considered by Pacific Life to be consistent with the investment objective of current income; and higher quality corporate bonds. The Portfolio may also invest in restricted securities and up to 15% of its net assets in illiquid securities.

  In seeking higher income or a reduction in principal volatility, the Portfolio may purchase and sell put and call options on debt securities, purchase or sell interest rate futures contracts and options thereon, and invest up to 5% of its total assets in spread transactions, which give the Portfolio the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or yield spread in relationship to another security or index which is used as a benchmark. The Portfolio may also lend its portfolio securities, in an amount not to exceed 25% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow money for temporary administrative or emergency purposes.

  In an effort to reduce credit risk, the Portfolio diversifies its holdings among many issuers. As of December 31, 1998, the Portfolio held securities of 152 corporate issuers, excluding short-term obligations. As of December 31, 1998, the amount of the Portfolio's average total assets, measured on the basis of month-end values, invested in bonds rated lower than Baa by Moody's or BBB by S&P or, if not rated by Moody's or S&P, determined to be of equivalent quality by Pacific Life, was approximately 92.93%. The asset composition after this time may or may not be the same as shown in 1998.

  Since the Portfolio's principal strategy is to invest in low and medium quality fixed income securities, it may be affected by a number of risks, including the following factors: First, the Portfolio could lose money if an issuer of a fixed income security fails to meet its financial obligation or goes bankrupt. The Portfolio may be subject to more credit risk than other Portfolios offered by the Fund because it invests in high yield bonds. This is especially true during periods of economic uncertainty or economic downturns. Second, the value of the Portfolio's investments may fall when interest rates rise. Third, the high yield bonds in which the Portfolio invests may be less liquid than higher quality investments. Fourth, the Portfolio may also be subject to the risks associated with foreign investments, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment.

Large-Cap Value Portfolio

  This Portfolio is not available for:

  . Pacific Corinthian variable annuity contracts

  . Pacific Select variable life insurance policies.

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest a portion of its assets in short-term fixed income securities, such as repurchase agreements: commercial paper;
U.S. Government securities, its agencies or instrumentalities; bank obligations; cash or cash equivalents, to meet operating expenses, to serve as collateral in connection with certain investment techniques, or to meet anticipated redemption requests. The Portfolio may invest in mortgage-related securities; ADRs; variable and floating rate securities; firm commitment agreements and when-issued securities; and up to 20% of its net assets, measured at the time of investment, in foreign companies. In addition, the Portfolio may invest without limit in convertible securities rated below investment grade, and may, from time to time, invest up to 5% of its net assets in non-convertible debt securities rated below investment grade by S&P or Moody's. The Portfolio may also lend its portfolio securities, in an amount not to exceed 33 1/3% of the value of its total assets, to brokers, dealers, and other financial institutions to earn income, and may borrow money for temporary administrative or emergency purposes.

  The Portfolio may also purchase put and call options on securities and securities indexes and enter into the following: stock, index and currency futures contracts and options thereon and currency forward contracts, currency swaps, and options on currencies. The Portfolio may also invest in equity real estate investment trusts ("REITS"), restricted securities, and up to 15% of its net assets in illiquid securities.

  Because the Portfolio invests principally in equity securities, the value of its investments can increase or decrease in value, sometimes rapidly and unpredictably. The Portfolio invests in large companies, which tend to have more stable prices than smaller companies.

  The Portfolio may also be affected by the following additional risk factors:
First, the Portfolio may also be subject to the risks associated with foreign investments, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment. Second, the Portfolio may use options, futures contracts and other investment techniques to help it achieve its investment goal. These techniques can potentially reduce returns or increase the Portfolio's volatility.

Diversification Versus Non-Diversification

  Each of the Portfolios, other than the REIT Portfolio, are diversified, so that with respect to 75% of each such Portfolio's assets (100% for the Money Market Portfolio), it may not invest more than 5% of its assets (taken at market value at the time of investment) in securities of any one issuer, except that this restriction does not apply to U.S. Government securities.

  The REIT Portfolio is "non-diversified," which means that the proportion of the Portfolio's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended ("1940 Act"). However, to meet Federal tax requirements, the REIT Portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, no more than 5% of its total assets invested in any one issuer, except that this restriction does not apply to U.S. Government securities. Nonetheless, because the REIT Portfolio may invest in a smaller number of companies than a diversified fund, an investment in this Portfolio may, under certain circumstances, present greater risk to an investor than an investment in a diversified fund. This risk includes greater exposure to potential poor earnings or default of fewer issuers than would be the case for a more diversified fund.

                     SECURITIES AND INVESTMENT TECHNIQUES

  Unless otherwise stated in the prospectus, many investment techniques, including various hedging techniques and techniques which may be used to help add incremental income, are discretionary. That means Portfolio Managers may elect to engage or not to engage in the various techniques at their sole discretion. Hedging may not be cost-effective or Portfolio Managers may simply elect not to engage in hedging and have the Portfolio assume full risk of the investments. Investors should not assume that any Portfolio will be hedged at all times or that it will be hedged at all; nor should investors assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

U.S. Government Securities

  All Portfolios may invest in U.S. Government securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. Government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates (described below) and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. Government is obligated to or guarantees to pay them in full.

  Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority.

Real Estate Investment Trusts

  REITs are primary investments for the REIT Portfolio. The Large-Cap Value, International Large-Cap, Mid-Cap Value, Diversified Research, and Small-Cap Index Portfolios may also invest in equity REITs. The I-Net Tollkeeper Portfolio may invest in equity, mortgage or hybrid REITs.

  REITs pool investors' funds for investment primarily in income-producing real estate or in loans or interests related to real estate. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement that it distributes to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

  REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to changes in the value of their underlying properties, defaults by borrowers, and to self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs are dependent upon specialized management skills and incur management expenses. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or its failure to maintain an exemption from registration under the 1940 Act. REITs also involve risks such as refinancing, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.

Mortgage-Related Securities

  Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. The High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Large-Cap Value, Mid-Cap Value, Equity, I-Net Tollkeeper, Bond and Income Portfolios, and the Money Market Portfolio, subject to its investment policies, may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. For information concerning the characterization of mortgage-related securities (including collateralized mortgage obligations) for various purposes including the Fund's policies concerning diversification and concentration, see "Concentration Policy".

  Mortgage Pass-Through Securities. These are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made periodically, in effect "passing through" periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or "GNMAs"); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

  GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration ("FHA"), or guaranteed by the Department of Veterans Affairs ("VA"). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

  Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

  FNMA and FHLMC Mortgage-Backed Obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the 12 Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

  Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

  In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

  FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

  If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

  Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

  Other Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser or Portfolio Manager determines that the securities meet a Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Portfolio will not purchase mortgage-related securities or any other assets which in the opinion of the Adviser or Portfolio Manager are illiquid if, as a result, more than 15% of the value of a Portfolio's net assets (10% for the Money Market Portfolio) will be illiquid. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Portfolio Manager will, consistent with a Portfolio's investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

  CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

  The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

  CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

  In addition, the Bond and Income Portfolio may invest in inverse floaters and "IO" and "PO" tranches of planned amortization class ("PAC") certificates. PAC certificates are parallel-pay real estate mortgage investment conduit ("REMIC") certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC certificate payment schedule is taken into account in calculating the final distribution date of each class of the PAC certificate. In order to create PAC Tranches, generally one or more tranches must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes. The I-Net Tollkeeper Portfolio also may invest in REMIC certificates.

  A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO's are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in prepayment speeds.

  Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

  Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

  Mortgage Dollar Rolls. The Bond and Income Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Portfolio treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Portfolio does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Other Asset-Backed Securities

  In addition to mortgage-related securities, the High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Equity, I-Net Tollkeeper, Bond and Income Portfolios, and the Money Market Portfolio, subject to its investment policies, may invest in other asset-backed securities which are securities that directly or indirectly represent a participation interest in, or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. The securities market for asset-backed securities may not, at times, offer the same degree of liquidity as markets for other types of securities with greater trading volume.

High Yield Bonds

  The High Yield Bond, Managed Bond (up to 10% of its assets), Growth LT (up to 10% of its assets), Equity Income, Multi-Strategy, Large-Cap Value (no limit on convertible high yield securities, and up to 5% of its net assets in non-convertible high yield securities), Bond and Income (up to 20% of its assets, 15% of which may be invested in debt securities of foreign governments or their agencies that are from emerging market countries), I-Net Tollkeeper (no limit), and International Value (up to 5% of its assets) Portfolios, measured at the time of investment, may invest in high risk debt securities rated lower than Baa or BBB, or, if not rated by Moody's or S&P, of equivalent quality (although the Managed Bond Portfolio may not invest in securities rated lower than B) ("high yield bonds," which are commonly referred to as "junk bonds").

  In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Portfolio, and in particular the High Yield Bond and Bond and Income Portfolios. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

  Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

  Included among the emerging market debt obligations in which the Bond and Income Portfolio may invest are "Brady Bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds are not considered U.S. Government securities and are considered speculative. Brady Bonds have been issued relatively recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar- denominated), and they are traded in the over-the-counter secondary market.

  Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

  High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Portfolio may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

  The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

  There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect subsequent events.

Bank Obligations

  Bank obligations in which all Portfolios may invest include certificates of deposit, bankers' acceptances, fixed time deposits, and loans or credit agreements. Each Portfolio may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which (i) are not subject to prepayment, or (ii) incur withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% for the Money Market Portfolio) would be invested in such deposits, repurchase agreements maturing in more than seven days, and other illiquid assets.

  The Portfolio may purchase loans or participation interests in loans made by U.S. banks and other financial institutions to large corporate customers. Loans are made by a contract called a credit agreement. Loans are typically secured by assets pledged by the borrower, but there is no guarantee that the value of the collateral will be sufficient to cover the loan, particularly in the case of a decline in value of the collateral. Loans may be floating rate or amortizing. See "Variable and Floating Rate Securities" below for more information. Some loans may be traded in the secondary market among banks, loan funds, and other institutional investors.

  A Portfolio will not invest in any security or bank loan/credit agreement issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion (U.S. $500 million in the case of the Equity Income Portfolio and U.S. $2 billion in the case of the Bond and Income Portfolio), or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $100,000, insured in full by the Federal Deposit Insurance Corporation ("FDIC"); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Portfolio Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

  All Portfolios may invest in short-term debt obligations of savings and loan associations provided that the savings and loan association issuing the security (i) has total assets of at least $1 billion (U.S. $500 million in the case of the Equity Income Portfolio and U.S. $2 billion in the case of the Bond and Income Portfolio), or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $100,000, by the Savings Association Insurance Fund ("SAIF");
(ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the institution is insured by the SAIF.

  A Portfolio will not purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% of the value of its net assets (10% for the Money Market Portfolio) would be invested in such securities, other illiquid securities, or securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

  The International Value Portfolio may only invest in obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment (i) have more than U.S. $1 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the Portfolio Manager, are of an investment quality comparable to fixed income obligations in which the Portfolio may invest. The Aggressive Equity and Emerging Markets Portfolios may only invest in obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the U.S.; and (iv) in the opinion of the

Portfolio Manager, are of an investment quality comparable to obligations of U.S. banks in which the Portfolios may invest. The I-Net Tollkeeper Portfolio may invest in obligations issued or guaranteed by U.S. or foreign banks. There is no limitation on the amount of a Portfolio's assets which may be invested in obligations of foreign banks if the bank obligations meet the appropriate conditions set forth above.

  Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

  The International Value Portfolio's investments in convertible securities, described below, that are purchased in furtherance of the Portfolio's investment objective, are not subject to the limitations described above with respect to bank obligations.

Municipal Securities

  The Bond and Income Portfolio may invest up to 5% of its net assets in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

  The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

  Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

Small Capitalization Stocks

  The Small-Cap Equity, Aggressive Equity, Growth LT. Equity, Small-Cap Index, International Value, and Emerging Markets Portfolios, and to a lesser degree, the Equity Income, Multi-Strategy, Large-Cap Value and Mid-Cap Value Portfolios, may invest in small capitalization stocks. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Portfolio of securities to meet redemptions, or otherwise, may require the Portfolio to sell these securities at a discount from market prices or to sell during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

Corporate Debt Securities

  All Portfolios may invest in U.S. dollar-denominated corporate debt securities of domestic issuers and the Money Market, High Yield Bond, Managed Bond, Government Securities, International Large-Cap, Aggressive Equity, Growth LT, Multi-Strategy, Mid-Cap Value, Bond and Income, International Value, Emerging Markets and Diversified Research, Portfolios may invest in U.S. dollar-denominated debt securities of foreign issuers. The Aggressive Equity, Growth LT, Mid-Cap Value, International Value, and Emerging Markets Portfolios, and, to the extent of 20% of their assets, the Managed Bond and Government Securities Portfolios, and to the extent of 10% of their assets, the Multi-Strategy, Mid-Cap Value, and Bond and Income Portfolios, may also invest in debt securities of foreign issuers denominated in foreign currencies. The debt securities in which any Portfolio, other than the Money Market Portfolio, may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Portfolio, or, if not so rated, are, in the Portfolio Manager's opinion, comparable in quality to corporate debt securities in which a Portfolio may invest. The debt securities in which the Money Market Portfolio may invest are described in the discussion of the investment objective and policies of that Portfolio.

  The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

  The High Yield Bond, Managed Bond, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Bond and Income, International Value, and Emerging Markets Portfolios may invest in corporate debt securities rated Baa (Moody's) or BBB (S&P), or, if not rated by Moody's or S&P, of equivalent quality. Such securities are considered medium grade, and do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking.

  The High Yield Bond, Equity Income and Multi-Strategy Portfolios and, to the extent of 10% of their assets, the Managed Bond and Growth LT Portfolios, and, to the extent of 20% of its assets, the Bond and Income Portfolio and to the extent of 5% of its assets, the Large-Cap Value (no limit on below investment grade convertible securities), International Value and I-Net Tollkeeper Portfolios, may invest in debt securities rated lower than Baa or BBB (although the Managed Bond Portfolio may not invest in securities rated lower than B), or, if not rated by Moody's or S&P, of equivalent quality. Such securities are not considered to be investment grade, and are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. For more information on the risks of such securities, see the discussion of "High Yield Bonds" above.

Variable and Floating Rate Securities

  All Portfolios, except for the Diversified Research and International Large-Cap Portfolios, may invest in variable and floating rate securities which provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

  The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Portfolios with a certain degree of protection against rises in interest rates, Portfolios investing in floaters will participate in any declines in interest rates as well.

  The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's limitations on investments in such securities.

  The Bond and Income Portfolio may invest in super floating rate CMOs ("super floaters"). A super floater is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater's coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.

Commercial Paper

  All of the Portfolios may invest in commercial paper (including variable amount master demand notes). Each Portfolio, other than the Money Market and Equity Portfolios may invest in commercial paper denominated in U.S. dollars, issued by U.S. corporations or foreign corporations and (1) rated at the date of investment Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or (2) if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P or (3) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest. If issued by a foreign corporation, such commercial paper is U.S. dollar-denominated and not subject at the time of purchase to foreign tax withholding. The Aggressive Equity, International Value, International Large-Cap, and Emerging Markets Portfolios may, however, invest in commercial paper denominated in foreign currencies. The Money Market Portfolio may invest in commercial paper that meets the standards for money market securities that Portfolio may acquire as described in the Prospectus and in "Additional Investment Policies of the Portfolios" above. The Equity Portfolio may invest in commercial paper (1) rated at the time of purchase Prime-1 by Moody's or A-1 by S&P or (2) if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P.

  Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Portfolio

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

Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Portfolio Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or S&P; a Portfolio, other than the Money Market Portfolio, may invest in them only if the Adviser or Portfolio Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. With respect to the Money Market Portfolio, determination of eligibility for the Portfolio will be in accordance with the standards described in the discussion of the Portfolio in the Prospectus and in "Additional Investment Policies of the Portfolios" above. Master demand notes are considered by the Portfolio to have a maturity of one day unless the Adviser or Portfolio Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix for a description of Moody's and S&P ratings applicable to commercial paper.

Convertible Securities

  All Portfolios except the Money Market Portfolio may invest in convertible securities. The convertible securities in the Portfolio's portfolios are fixed-income securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

  As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

  A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Portfolio, the Adviser or Portfolio Manager gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.

  Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

  A "synthetic convertible" is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed-income ("fixed-income component") and the right to acquire equity securities ("convertibility component"). This combination is achieved by investing in nonconvertible fixed-income securities (nonconvertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

  However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

  More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, a Portfolio Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.

  A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Repurchase Agreements

  All Portfolios may invest in repurchase agreements, which entail the purchase of a portfolio eligible security from a bank or broker-dealer that agrees to repurchase the security at the Portfolio's cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. If a Portfolio acquires securities from a bank or broker-dealer it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

  If the party agreeing to repurchase should default and if the value of the securities held by a Portfolio should fall below the repurchase price, a loss could be incurred. Repurchase agreements will be entered into only where the underlying security is within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA, or A by S&P) or, if not rated by Moody's or S&P, are of equivalent investment quality as determined by the Adviser or Portfolio Manager, except that the Money Market Portfolio will enter into repurchase agreements only where the underlying securities are of the quality that is eligible for the Portfolio as described in the discussion of that Portfolio's investment objective and policies.

  Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Adviser or Portfolio Manager to a Portfolio monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to the Portfolio. The Adviser or Portfolio Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Portfolio enters into repurchase agreements.

  A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of the Portfolio (10% for the Money Market Portfolio). If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidating the securities. The

Equity and Bond and Income Portfolios may, together with other registered investment companies managed by Goldman Sachs Asset Management or its affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Borrowing

  Each Portfolio may borrow up to certain limits. A Portfolio may not borrow if, as a result of such borrowing, the total amount of all money borrowed by the Portfolio exceeds 33 1/3% of the value of its total assets (at the time of such borrowing), including reverse repurchase agreements. This borrowing may be unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements will be included as borrowing subject to the borrowing limitations described above.

  The Mid-Cap Value Portfolio may borrow for investment purposes ("leveraging") to the extent permitted under the 1940 Act, which permits an investment company to engage in borrowing, provided that it maintains continuous asset coverage of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Mid-Cap Value Portfolio may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and to restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Reverse Repurchase Agreements and Other Borrowings

  Among the forms of borrowing in which the High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Mid-Cap Value, Bond and Income, Equity Index, Emerging Markets, Diversified Research and International Large-Cap Portfolios may engage and enter into are reverse repurchase agreements. Reverse repurchase agreements which involve the sale of a debt security held by the Portfolio, with an agreement by that Portfolio to repurchase the security at a stated price, date and interest payment.

  A Portfolio will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. The use of reverse repurchase agreements by a Portfolio creates leverage which increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase.

  A Portfolio may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of a segregated account consisting of U.S. Government securities, cash or liquid securities marked-to-market daily at least equal in value to its obligations in respect of reverse repurchase agreements.

Firm Commitment Agreements and When-Issued Securities

  All Portfolios may enter into firm commitment agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a "when-issued" basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the Adviser or Portfolio Manager to a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

  Except for the Mid-Cap Value Portfolio, a Portfolio will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price--and all the rights and risks of ownership of the securities-- accrue to the Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it will maintain in a segregated account U.S. Government securities, cash or liquid securities marked-to-market daily of an aggregate current value sufficient to make payment for the securities.

Loans of Portfolio Securities

  For the purpose of realizing additional income, each Portfolio may make secured loans of its portfolio securities to broker-dealers or U.S. banks provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. Government securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) the Portfolio may at any time call such loans and obtain the securities loaned; (iii) the Portfolio will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Portfolio. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. It should be noted that in connection with the lending of its portfolio securities, the Portfolio is exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. The Fund has contracted with State Street Bank & Trust Company to engage in securities lending of domestic securities and The Chase Manhattan Bank ("Chase") to engage in securities lending of foreign securities (collectively, the "Lending Agents"). In determining whether to lend securities, the Lending Agents consider all relevant facts and circumstances, including the creditworthiness of the borrower. Voting rights attached to the loaned securities may pass to the borrower with the lending of portfolio securities. The Portfolio may recall securities if the Portfolio Manager wishes to vote on matters put before shareholders.

Short Sales

  The Mid-Cap Value Portfolio may engage in short sales. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in the market price. Even during normal or favorable market conditions, the Portfolio may make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Portfolio Manager believes that the price of a particular security or group of securities is likely to decline.

  When the Portfolio makes a short sale, the Portfolio must arrange through a broker to borrow the security to deliver to the buyer; and, in so doing, the Portfolio becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Portfolio may have to pay a premium to borrow the security. The Portfolio must also pay any dividends or interest payable on the security until the Portfolio replaces the security.

  The Portfolio's obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with the broker, consisting of cash, U.S. Government securities or other securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, the Portfolio will be required to deposit collateral consisting of cash or liquid securities, marked-to-market daily, in a segregated account with its custodian in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short.

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

Short Sales Against the Box

  The Aggressive Equity, Mid-Cap Value and Equity Portfolios may enter into short sales "against the box." A short sale is "against the box" when a Portfolio enters into a transaction to sell a security short as described above, while at all times during which a short position is open, maintaining an equal amount of such securities, or owning securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. The Portfolio's obligation to replace the securities sold short is then completed by purchasing the securities at their market price at time of replacement. No more than 15% of the value of a Portfolio's net assets will be subject to such short sales at any time.

Illiquid and Restricted Securities (Private Placements)

  All Portfolios may acquire illiquid securities. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such security at a time when a Portfolio Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition.

  All Portfolios except the Equity Index Portfolio may invest in restricted securities (including privately placed securities) but a Portfolio will not acquire such securities if they are illiquid and other securities that are illiquid, such as repurchase agreements maturing in more than seven days, if as a result they would comprise more than 15% of the value of the Portfolio's net assets, and in the case of the Money Market Portfolio, 10% of the value of its Portfolio assets. The privately placed securities in which these Portfolios may invest are called restricted securities because there are restrictions or conditions attached to their resale.

  Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or in a transaction exempt from such registration such as certain privately negotiated transactions. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith under the direction of the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in restricted securities that are illiquid and other securities that are illiquid, the Portfolio Manager will consider whether steps should be taken to assure liquidity.

  Certain restricted securities may be purchased by certain "qualified institutional buyers" without the necessity for registration of the securities. A Portfolio may acquire such a security without the security being treated as illiquid for purposes of the above-described limitation on acquisition of illiquid assets if the Portfolio Manager determines that the security is liquid under guidelines adopted by the Fund's Board of Trustees. Investing in such restricted securities could have the effect of increasing the level of the Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Precious Metals-Related Securities

  The Equity Portfolio, and possibly other Portfolios that invest in equity securities, may invest in precious metals-related securities. Precious metals-related securities are considered equity securities of U.S. and foreign companies involved in the exploration, mining, development, production, or distribution of gold or other natural resources, including minerals and metals such as copper, aluminum, silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates.

  The value of these securities may be affected by worldwide financial and political factors, and prices may fluctuate sharply over short time periods. For example, precious metals securities may be affected by changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, governmental restrictions on the private ownership of certain precious metals or minerals and other factors.

Foreign Securities

  The Money Market, High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Large-Cap Value, Mid-Cap Value, Bond and Income, REIT, International Value, and Emerging Markets Portfolios may invest directly in U.S. dollar-denominated corporate debt securities of foreign issuers, certain foreign bank obligations and U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies. The Small-Cap Equity, Growth LT, Equity Income, Multi-Strategy and Equity Index Portfolios may invest in equity securities of foreign issuers if U.S. exchange listed or if otherwise included in the S&P
500. The Growth LT Portfolio may invest up to 25% of its assets in foreign securities denominated in a foreign currency and not publicly traded in the United States. The Aggressive Equity Portfolio may invest in securities of foreign issuers that are traded in U.S. securities markets and may invest up to 20% of its assets in securities that are traded principally in securities markets outside of the United States. The International Value and Emerging Markets Portfolios may invest in equity securities of foreign corporations, nonconvertible fixed income securities denominated in foreign currencies, and in securities represented by EDRs, GDRs, or other securities convertible into equity securities of foreign issuers. The I-Net Tollkeeper Portfolio may invest up to 25% of its assets in foreign securities, of which 10% may be in securities of issuers in emerging countries. The Growth LT Portfolio may also invest in EDRs and GDRs and other types of receipts of shares evidencing ownership of the underlying foreign securities. The Managed Bond and Government Securities Portfolios may each invest up to 20% of their assets in non-U.S. dollar-denominated debt securities of foreign issuers. The Large-Cap Value Portfolio may invest up to 20% of its net assets in securities of foreign companies, the Mid-Cap Value Portfolio may invest up to 15% of its total assets in foreign equity or debt securities, and the REIT Portfolio may invest up to 10% of its assets in foreign equity or debt securities, which may include GDRs. The Multi-Strategy and Bond and Income Portfolios may invest up to 10% of their assets in non-U.S. dollar-denominated debt securities of foreign issuers. The Small-Cap Index Portfolio may invest in foreign equity securities if they are U.S. exchange listed and if they are included in the Russell 2000 Index. The Diversified Research Portfolio may invest in foreign issuers whose principal markets are in the U.S., which include American Depositary Receipts and foreign securities registered in the U.S., and up to 15% of its total assets in companies domiciled outside the U.S. and not included in the S&P 500. The International Large-Cap Portfolio normally invests at least 80% of its net assets in companies located outside the U.S. All Portfolios, except the Equity Portfolio, may purchase ADRs which are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly-traded on exchanges or over-the-counter in the United States. The I-Net Tollkeeper Portfolio also may invest in GDRs, EDRs or other similar instruments representing securities of foreign issuers. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including dividends and interest) from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions.

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


Transactions on foreign exchanges or over-the-counter markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in ADRs, EDRs and GDRs may involve many of the same special risks associated with investing in securities of foreign issuers other than liquidity risks.

  There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

  It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

  With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

  The dividends and interest payable on certain of the Portfolios' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

  Investors should understand that the expense ratio of the International Value, International Large-Cap and Emerging Markets Portfolios can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolios are higher.

  Each of the emerging countries, including Asia and Eastern Europe, may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Portfolios may invest and adversely affect the value of the Portfolios' assets. A Portfolio's investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments. The I-Net Tollkeeper Portfolio may seek investment opportunities within former "east bloc" countries in Eastern Europe. All or a substantial portion of such investments may be considered "not readily marketable" for purposes of the limitation on illiquid securities set forth above.

  Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. The Fund has entered into a Custody Agreement with Investors Fiduciary Trust Company ("IFTC"), a trust company chartered under the laws of Missouri, which has entered into a Subcustodial Agreement with Chase under which Chase, together with certain of its foreign branches and agencies and foreign banks and securities depositories acting as subcustodian to Chase, will maintain custody of the securities and other assets of foreign issuers for the Fund. Under these agreements, Chase and IFTC have agreed (i) to use reasonable care in the safekeeping of these securities,
(ii) to indemnify and hold harmless the Fund from and against any loss which shall occur as a result of the failure of a foreign bank or securities depository holding such securities and (iii) to exercise reasonable care in the safekeeping of such securities to the same extent as if the securities were held in New York. Pursuant to requirements of the SEC, Chase is required to use reasonable care in the selection of foreign subcustodians, and to consider the financial strength of the foreign subcustodian, its general reputation and standing (for depository, its operating history and number of participants), its ability to provide efficiently the custodial services required, its relative costs for the services to be rendered, and the Fund's ability to obtain jurisdiction over the foreign subcustodian to enforce judgments. No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of the Portfolio, will not occur, and shareholders bear the risk of losses arising from these or other events.

  The International Value, International Large-Cap, and Emerging Markets Portfolios' foreign investments will be allocated to at least three countries at all times. In addition, each Portfolio may not invest more than 50% of its assets in any one second tier country or more than 25% of its assets in any one third tier country. First tier countries are: Germany, the United Kingdom, Japan, the United States, France, Canada, and Australia. Second tier countries are all countries not in the first or third tier. Third tier countries are countries identified as "emerging" or "developing" by the International Bank for Reconstruction and Development ("World Bank") or International Finance Corporation. The Portfolios are not subject to any limit upon investment in issuers domiciled or primarily traded in the United States. Less diversification among countries may create an opportunity for higher returns, but may also result in higher risk of loss because of greater exposure to a market decline in a single country.

  Furthermore, there are greater risks involved in investing in emerging market countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Year 2000 problem also may be especially acute in emerging market countries, which may adversely affect the value of the Portfolio's investments. Moreover, securities issued by European issuers may be adversely impacted by the use of the "Euro" as a common currency in 11 European Monetary Union member states. The Euro may result in various legal and accounting differences, tax treatments, the creation and implementation of suitable clearing and settlement systems and other operational problems, that may cause market disruptions that could adversely affect investments quoted in the Euro.

Foreign Currency Transactions and Forward Foreign Currency Contracts

  Generally, the foreign exchange transactions of the Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Large-Cap Value, Mid-Cap Value, Bond and Income, International Value, I-Net Tollkeeper, Emerging Markets, Diversified Research, and International Large-Cap Portfolios will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate in an amount generally less than 0.15 of 1% due to the costs of converting from one currency to another. However, the Portfolios have authority to deal in forward foreign exchange transactions to hedge and manage currency exposure against possible fluctuations in foreign exchange rates. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

  A Portfolio's dealings in forward foreign exchange transactions may include hedging involving either specific transactions or portfolio positions. A Portfolio may purchase and sell forward foreign currency contracts in combination with other transactions in order to gain exposure to an investment in lieu of actually purchasing such investment. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Portfolio arising from the purchase and sale of portfolio securities, the sale and redemption of shares of a Portfolio, or the payment of dividends and distributions by a Portfolio. Position hedging is the sale of forward foreign currency contracts with respect to portfolio security positions denominated in or exposed to a foreign currency. In connection with either of these types of hedging, a Portfolio may also engage in proxy hedging. Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to be moving in correlation with a currency or currencies in which portfolio securities are or are expected to be denominated. Proxy hedging is often used when a currency in which portfolio securities are denominated is difficult to hedge. The precise matching of a currency with a proxy currency will not generally be possible and there may be some additional currency risk in connection with such hedging transactions. The Portfolios will not speculate in forward foreign exchange.

  A Portfolio may enter into forward foreign currency contracts only under the following circumstances: First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transactions (or a proxy currency considered to move in correlation with that currency) for a fixed amount of dollars, a Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Second, when the Portfolio Manager of a Portfolio believes that the currency of a particular foreign country may suffer a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency (or a proxy currency considered to move in correlation with that currency), approximating the value of some or all of the Portfolio's portfolio securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. In no event will a Portfolio enter into forward contracts or maintain a net exposure to such contracts, where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of that Portfolio's holdings denominated in or exposed to that foreign currency (or a proxy currency considered to move in correlation with that currency), or exposed to a particular securities market, or futures contracts, options or other derivatives on such holdings. In addition, in no event will a Portfolio enter into forward contracts under this second circumstance, if, as a result, the Portfolio will have more than 25% of the value of its total assets committed to the consummation of such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities or other assets denominated in or exposed to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio's custodian bank will place cash or liquid equity or debt securities in a separate account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities used to cover a position or the value of assets placed in the separate account declines, a Portfolio will find alternative cover or additional cash or securities will be placed in the account on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio's commitments with respect to such contracts.

  When a Portfolio Manager of a Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, that Portfolio may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Portfolio's holdings denominated in or exposed to such foreign currency. At the maturity of the forward contract to sell, the Portfolio may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

  If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  A Portfolio is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by its Portfolio Manager. It also should be realized that this method of protecting the value of a Portfolio's holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.

  Although a Portfolio values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

  The Managed Bond, Government Securities, Aggressive Equity, Growth LT, Large-Cap Value, Mid-Cap Value, Bond and Income, International Value, I-Net Tollkeeper, Emerging Markets, Diversified Research, and International Large-Cap Portfolios may also purchase and write options on foreign currencies, invest in foreign currency futures contracts, and purchase and write options thereon, as described below.

Options

  In pursuing their investment objectives, the High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Large-Cap Value, Mid-Cap Value, Equity, Bond and Income, REIT, Emerging Markets, Diversified Research, and International Large-Cap Portfolios may engage in the purchase and writing of put and call options on securities. The I-Net Tollkeeper Portfolio may write covered call and put options on any securities in which it may invest. In pursuing their investment objectives, the Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Large-Cap Value, Mid-Cap Value, Equity, Bond and Income, Equity Index, Small-Cap Index, International Value, Emerging Markets, Diversified Research, and International Large-Cap Portfolios may purchase put and call options on stock indexes and the Aggressive

Equity, Growth LT, Equity Income, Multi-Strategy, Mid-Cap Value, Equity, Bond and Income, International Value, I-Net Tollkeeper and Emerging Markets Portfolios may write put and call options on securities indexes.

  Purchasing and Writing Options on Securities. The High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Large-Cap Value, Mid-Cap Value, Equity, Bond and Income, REIT, Emerging Markets, Diversified Research, and International Large-Cap Portfolios may purchase and write put and call options on securities. A Portfolio may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established over-the-counter market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

  An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Portfolio will enable a Portfolio to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Portfolio will continue to receive interest income on such security.

  A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Portfolio may also allow options to expire unexercised.

  In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Portfolio may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

  In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Portfolio may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

  A Portfolio may write call options and put options only if they are "covered" or "secured." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio, or, if the Portfolio has a call on the same security if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Portfolio in cash, U.S. Government securities or liquid securities marked-to-market daily in a segregated account with the Fund's custodian. A put is secured if the Portfolio maintains cash, U.S. Government securities or liquid securities marked-to-market daily with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price.

  Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

  A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

  The premium paid for a put or call option purchased by a Portfolio is an asset of the Portfolio. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

  Purchasing and Writing Options on Stock Indexes. The Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Large-Cap Value, Mid-Cap Value, Equity, Bond and Income, Equity Index, International Value Emerging Markets, Diversified Research, and International Large-Cap Portfolios may purchase put and call options on stock indexes which are standardized and traded on a U.S. exchange or board of trade, or for which an established over-the-counter market exists. The Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Mid-Cap Value, Equity, Bond and Income, International Value, Emerging Markets, Diversified Research, and International Large-Cap Portfolios may sell put and call options on securities indexes that are exchange traded or traded on over-the-counter markets. The I-Net Tollkeeper Portfolio may write covered call and put options on any securities index consisting of securities in which it may invest. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation ("OCC"). The Small-Cap Index Portfolio may purchase and sell options on stock indexes that are based on the Russell 2000 or other indexes of small capitalization companies.

  A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indices that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indexes are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

  A stock index is ordinarily expressed in relation to a "base" established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

  Different stock indexes are calculated in different ways. Often the market prices of the stocks in the index group are "value weighted;" that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

  In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash--not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index "multiplier." A multiplier of 100, for example, means that a one-point difference will yield $100.

  Gains or losses on the Portfolios' transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Portfolio of the Fund. A Portfolio may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Portfolio may also allow options to expire unexercised.

  Risks of Options Transactions. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

  There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Portfolio were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

  If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased.

  With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

  Spread Transactions. The High Yield Bond, Managed Bond and Government Securities Portfolios may enter into spread transactions with securities dealers. Such spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives a Portfolio the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to a Portfolio in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates a Portfolio to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of a Portfolio's objectives and to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The Fund does not consider a security covered by a spread transaction to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be "covered" or "secured" as described in the "Options", "Options on Foreign Currencies", "Futures Contracts and Options on Futures Contracts", and "Swap Agreements and Options on Swap Agreements" sections.

Options on Foreign Currencies

  The Managed Bond, Government Securities, Aggressive Equity, Growth LT, Large-Cap Value, Mid-Cap Value, Bond and Income, International Value, I-Net Tollkeeper, Emerging Markets, Diversified Research, and International Large Cap Portfolios may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Portfolio could sustain losses on transactions in foreign currency options that would require the Portfolio to forgo a portion or all of the benefits of advantageous changes in those rates.

  A Portfolio may write options on foreign currencies for hedging purposes. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be executed and the diminution in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  A Portfolio may write covered call and put options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio (i) owns the underlying foreign currency covered by the call; (ii) has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other foreign currency held in its portfolio; (iii) has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written, if the difference is maintained by the Portfolio in government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or cash, U.S. Government securities, or liquid securities marked-to-market daily in a segregated account with the Fund's custodian; or (iv) cross-hedges the call option by segregating and marking-to-market cash or liquid assets equal to the value of the underlying foreign currency. A put option written on a foreign currency by a Portfolio is "covered" if the option is secured by (i) government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or U.S. Government securities, cash or liquid securities marked-to-market daily at least equal to the exercise price in a segregated account, or (ii) a put on the same underlying currency at an equal or greater exercise price.

  A Portfolio also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Portfolio collateralizes the option by maintaining, in a segregated account with the Fund's custodian, cash, U.S. Government Securities, and/or liquid securities marked-to-market daily in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

  Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

  In addition, options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Investments in Other Investment Company Securities

  Under the 1940 Act, a Portfolio may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. As the shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. Such expenses are in addition to the expenses a Portfolio pays in connection with its own operations.

  SPDRs. The Equity and the I-Net Tollkeeper Portfolios may also invest in SPDRs in compliance with the 1940 Act. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yields of the S&P 500.

  Individual investments in SPDRs are not redeemable, except upon termination of the UIT. However, large quantities of SPDRs known as "Creation Units" are redeemable from the sponsor of the UIT. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market.

  The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Equity Portfolio could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks, described under "Risks of Options Transactions."

  WEBS and OPALS. The Emerging Markets, and the I-Net Tollkeeper Portfolios may invest in WEBS ("World Equity Benchmark Shares") and OPALS ("Optimised Portfolios as Listed Securities"). WEBS have been listed on the American Stock Exchange since 1996 and are issued by Foreign Fund, Inc., an open-end investment company registered under the 1940 Act. WEBS are designed to replicate the composition and performance of publicly traded issuers in particular foreign countries. The market prices of WEBS are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand of WEBS on the American Stock Exchange. Investments in WEBS are managed by BZW Barclays Global Fund Advisors.

  OPALS track the performance of adjustable baskets of stocks owned by Morgan Stanley Capital (Luxembourg) S.A. (the "Counterparty") until a specified maturity date. Holders of OPALS will receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks, net of expenses. On the maturity date of the OPALS, the holders will receive the physical securities comprising the underlying baskets. OPALS represent an unsecured obligation and therefore carry with them the risk that the Counterparty will default and the Portfolio may not be able to recover the current value of its investment.

  Investments in WEBS and OPALS will be limited to the percentage restrictions set forth above for investments in investment company securities.

Futures Contracts and Options on Futures Contracts

  The Large-Cap Value, Mid-Cap Value, I-Net Tollkeeper, and Emerging Markets Portfolios may invest in futures contracts on securities and options thereon. The High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, Bond and Income, REIT, and International Value Portfolios may invest in interest rate futures and options thereon. The Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Large-Cap Value, Mid-Cap Value, Equity, Equity Index, Small-Cap Index, International Value, I-Net Tollkeeper, and Emerging Markets Portfolios may invest in stock index futures and options thereon.

  There are several risks associated with the use of futures and futures options. While a Portfolio hedging transactions may protect the Portfolio against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Portfolio and/or the hedging vehicle, so that the Portfolio's return might have been better had hedging not been attempted.

  There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed.

  If a fund buys a futures contract to gain exposure to securities, the fund is exposed to the risk of change in the value of the futures contract, which may be caused by a change in the value of the underlying securities.

  Interest Rate Futures. (The High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, Bond and Income, REIT, I-Net Tollkeeper, and International Value Portfolios.) An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

  As a hedging strategy a Portfolio might employ, a Portfolio would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such purchase would enable the Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Portfolio intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

  A Portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by the Portfolio would be substantially offset by the ability of the Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the Portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.

  Stock Index Futures. (The Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Large-Cap Value, Mid-Cap Value, Equity, Equity Index, Small-Cap Index, International Value, I-Net Tollkeeper, and Emerging Markets Portfolios.) A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of capitalization weighted indices that take into account both stock prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying stocks in the index is made.

  A Portfolio may purchase and sell stock index futures contracts to hedge its securities portfolio. A Portfolio may engage in transactions in futures contracts only in an effort to protect it against a decline in the value of the Portfolio's portfolio securities or an increase in the price of securities that the Portfolio intends to acquire. For example, a Portfolio may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Portfolio intends to sell. Similarly, to protect against a market advance when the Portfolio is not fully invested in the securities market, the Portfolio may purchase stock index futures that may partly or entirely offset increases in the cost of securities that the Portfolio intends to purchase.

  Futures Options. The High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, Bond and Income, REIT, and International Value Portfolios may purchase and sell (write) call and put options on interest rate futures. Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

  The Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Large-Cap Value, Mid-Cap Value, Equity, Equity Index, Small-Cap Index, International Value, I-Net Tollkeeper, and Emerging Markets Portfolios may purchase and sell put and call options on stock index futures. Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. During the option period, the covered call writer (seller) has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

  The High Yield Bond, Multi-Strategy, Equity Income, Large-Cap Value, Mid-Cap Value, Equity, Equity Index and Small-Cap Index Portfolios will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity, or in the case of futures options, for which an established over-the-counter market exists.

  If a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.

  A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

  Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

  Limitations. The Fund will comply with certain regulations of the Commodity Futures Trading Commission ("CFTC") under which an investment company may engage in futures transactions and qualify for an exclusion from being a "commodity pool." Under these regulations, a Portfolio may only enter into a futures contract or purchase an option thereon (1) for bona fide hedging purposes and (2) for other purposes if, immediately thereafter, the initial margin deposits for futures contracts held by that Portfolio plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

  When purchasing a futures contract, a Portfolio must maintain in a segregated account (or broker, if legally permitted) cash, U.S. Government securities and/or other liquid securities marked-to-market daily (including any margin) equal to the price of such contract or will "cover" its position by holding a put option permitting the Portfolio to sell the same futures contract with a strike price equal to or higher than the price of the futures contract held. When writing a call option on a futures contract, the Portfolio similarly will maintain government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or, U.S. Government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the amount such option is in-the-money until the option expires or is closed out by the Portfolio or will "cover" its position by (1) owning the same futures contract at a price no higher than the strike price of the call option, or (2) owning the commodity (financial or otherwise) underlying the futures contract, or (3) holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Portfolio. When selling a futures contract or selling a put option on a futures contract, the Portfolio is required to maintain government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or U.S. Government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the market value of such contract or exercise price of such option or to "cover" its position, when selling a futures contract, by
(1) owning the commodity (financial or otherwise) underlying the futures contract or (2) holding a call option permitting the Portfolio to purchase the same futures contract at a price no higher than the price at which the short position was established, and, when selling a put option on the futures contract, by (1) selling the futures contract underlying the put option at the same or higher price than the strike price of the put option or (2) purchasing a put option, if the strike price of the purchased option is the same or higher than the strike price of the put option sold by the Portfolio.

  A Portfolio may not maintain open short positions in futures contracts or call options written on futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its portfolio securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the Portfolio and the positions. For this purpose, to the extent the Portfolio has written call options on specific securities it owns, the value of those securities will be deducted from the current market value of the securities portfolio.

  The Fund reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Portfolio may also use such investment techniques, provided that the Board of Trustees determines that their use is consistent with the Portfolio's investment objective.

  Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the portfolio securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

  The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index's component securities, while some or all of the portfolio securities might decline. If a Portfolio had hedged its portfolio against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its portfolio securities. If a hedging transaction is not successful, the Portfolio might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.

  Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

  The Managed Bond, Government Securities, Aggressive Equity, Growth LT, Large-Cap Value, Mid-Cap Value, Bond and Income, International Value, I-Net Tollkeeper, and Emerging Markets Portfolios may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that the Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Portfolio could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

  There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Foreign Currency Futures and Options Thereon

  The Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, Large-Cap Value, Mid-Cap Value, Bond and Income, International Value, I-Net Tollkeeper, Emerging Markets, Diversified Research, and International Large-Cap Portfolios may enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures") and may purchase and write options on foreign currency futures. In addition, a Portfolio may engage in cross-hedging activities, which involve the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different ("proxy") currency if there is an established historical pattern of correlation between the two currencies. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Portfolio's securities or adversely affect the prices of securities that the Portfolio has purchased or intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the Portfolio Manager's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Swap Agreements and Options on Swap Agreements

  The Mid-Cap Value and Emerging Markets Portfolio may enter into equity index swap agreements. The Managed Bond, Government Securities, Mid-Cap Value, and REIT Portfolios may enter into interest rate, and interest rate index, and/or currency exchange rate swap agreements, and the Managed Bond, Government Securities and Mid-Cap Value Portfolios may purchase and sell options thereon. The Large-Cap Value Portfolio may enter into currency swaps. A Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, and/or liquid securities marked-to-market daily, to avoid any potential leveraging of a Portfolio. The Bond and Income Portfolio may invest in the following types of swap agreements: (1) "interest rate caps," under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (2) "interest rate floors," under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or "floor"; (3) "interest rate collars," under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) "currency exchange rate swap agreements."

  Generally, the swap agreement transactions in which a Portfolio will engage are not regulated as futures or commodity option transactions under the Commodity Exchange Act or by the Commodity Futures Trading Commission.

  Risks of Swap Agreements. Whether a Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on a Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, a Portfolio may bear the risk of such position until its maturity. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Portfolio's repurchase agreement guidelines unless otherwise specified in the investment policies of the Portfolio). Certain tax considerations may limit a Portfolio's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. See "Taxation".

Structured Notes

  The Bond and Income and REIT Portfolios may invest in structured notes. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Portfolio's investment. Structured notes may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

Warrants and Rights

  The High Yield Bond, Growth LT, Equity Income, Multi-Strategy, Mid-Cap Value, Equity, Bond and Income, Small-Cap Index, REIT, Diversified Research, and International Large-Cap Portfolios may invest in warrants; however, not more than 10% of the market value of a Portfolio's assets (at the time of purchase), and in the case of the Equity Portfolio 5%, may be invested in warrants other than warrants acquired in units or attached to other securities. The Mid-Cap Value Portfolio may invest up to 5% of its total assets in rights. The Aggressive Equity and Emerging Markets Portfolios each may invest up to 5% of its net assets in warrants or rights (valued at the lower of cost or market) to purchase securities, provided that no more than 2% of its net assets are invested in warrants not listed on the New York or American Stock Exchanges. The I-Net Tollkeeper Portfolio may invest in warrants or rights without restriction. Each of these Portfolios may invest in warrants or rights acquired as part of a unit or attached to securities at the time of purchase without limitation. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Duration

  Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools that may be used by the Adviser or Portfolio Manager in fixed income security selection. In this discussion, the term "bond" is generally used to connote any type of debt instrument.

  Most notes and bonds have provided interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

  Duration is a measure of the average life of a fixed-income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

  Although frequently used, the "term of maturity" of a bond is not a useful measure of the longevity of a bond's cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. Clearly, an investor contemplating investing in these bonds should consider not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments in order to make an accurate assessment of each bond. Maturity, or the term to maturity, does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond.

  Another way of measuring the longevity of a bond's cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the "dollar-weighted mean waiting time," indicating that it is a measure of the average time to payment of a bond's cash flow. The critical shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

  A bond's duration depends upon three variables: (i) the maturity of the bond; (ii) the coupon payments attached to the bond; and (iii) the bond's yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

  Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows from the fact that because bonds with higher coupon payments pay relatively more of their cash flows sooner, they have shorter durations. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the terms to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

  There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser or Portfolio Manager to a Portfolio will use more sophisticated analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.

  Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen the portfolio duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.

  Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.

                            INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

  Each Portfolio's investment goal as set forth under "About the Portfolios," in the Prospectus, and the investment restrictions as set forth below, are fundamental policies of each Portfolio and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting shares of that Portfolio. The vote of a majority of the outstanding voting securities of a Portfolio means the vote, at an annual or special meeting of
(a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Portfolio, whichever is the less. Under these restrictions, a Portfolio may not:

  (i) except for the REIT Portfolio and the I-Net Tollkeeper Portfolio, invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto). This restriction does not apply to the REIT Portfolio, which will normally invest more than 25% of its total assets in securities of issuers of real estate investment trusts and in industries related to real estate. This restriction also does not apply to the I-Net Tollkeeper Portfolio, which will normally invest more than 25% of its total assets in Internet Companies, or the media, telecommunications or technology industries;

  (ii) with respect to 75% of its total assets (or, in the case of the REIT Portfolio, with respect to 50% of its assets), invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and does not apply to the I-Net Tollkeeper Portfolio;

  (iii) invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;

  (iv) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

  (v) borrow money or pledge, mortgage or hypothecate its assets, except that a Portfolio may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectus and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a "when-issued" or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Portfolio's assets);

  (vi) lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities to the extent permitted under applicable law;

  (vii) act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws; and

Nonfundamental Investment Restrictions

  Each Portfolio is also subject to the following restrictions and policies (which are not fundamental and may therefore be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Portfolio may not:

  (i) invest for the purpose of exercising control or management;

  (ii) sell property short, sell securities short, except the Mid-Cap Value Portfolio, sell short against the box, except the Aggressive Equity, Equity, I-Net Tollkeeper and Mid-Cap Value Portfolios;

  (iii) purchase warrants if immediately after and as a result of such purchase more than 10% of the market value of the total assets of the Portfolio would be invested in such warrants, except for the Diversified Research, I-Net Tollkeeper, and International Large-Cap Portfolios;


  (iv) except the Growth LT, I-Net Tollkeeper, and Mid-Cap Value Portfolios, purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities) but it may make margin deposits in connection with transactions in options, futures, and options on futures;

  (v) except the Growth LT and Mid-Cap Value Portfolios, maintain a short position, or purchase, write, or sell puts, calls, straddles, spreads, or combinations thereof, except as set forth in the Prospectus and in the SAI for transactions in options, futures, and options on futures;

  (vi) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities, and with respect to the Money Market Portfolio, more than 10% of the total assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities; and


  (vii) purchase or sell commodities or commodities contracts, except that subject to restrictions described in the Prospectus and in the SAI, (a) each Portfolio other than the Money Market and Small-Cap Equity Portfolios may engage in futures contracts and options on futures contracts; and (b) all Portfolios may enter into foreign forward currency contracts.

  Unless otherwise indicated, as in the restriction for borrowing or hypothecating assets of a Portfolio, for example, all percentage limitations listed above apply to each Portfolio only at the time into which a transaction is entered. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio's net assets will not be considered a violation. For purposes of fundamental restriction
(v) and nonfundamental restriction (vii) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract. For purposes of nonfundamental restriction (v), a short sale "against the box" shall not be considered a short position.

                    ORGANIZATION AND MANAGEMENT OF THE FUND

  The Fund was organized as a Massachusetts business trust on May 4, 1987, and currently consists of eighteen separate Portfolios. The assets of each Portfolio are segregated, and your interest is limited to the Portfolio to which proceeds from your Variable Contract's Accumulated Value is allocated. The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund's Agreement and Declaration of Trust.

Trustees and Officers

  The Trustees and Executive Officers of the Fund, their business address, and principal occupations during the past five years are:

                                                   Business Affiliates and
Name and Address          Position with the Fund   Principal Occupations
----------------          ----------------------   -----------------------
Thomas C. Sutton*         Chairman of the          Chairman of the Board, Director and Chief
700 Newport Center Drive  Board and Trustee        Executive Officer of Pacific Life, Pacific Mutual
Newport Beach, CA 92660                            Holding Company and Pacific LifeCorp; and similar
Age 57                                             positions with other subsidiaries and affiliates of
                                                   Pacific Life; Director of Newhall Land & Farming;
                                                   Director of The Irvine Company; Director of Edison
                                                   International; Management Board Member of PIMCO
                                                   Advisors L.P.; Former Equity Board Member of PIMCO
                                                   Advisors L.P.

Lucie H. Moore              Trustee                Former Partner with Gibson, Dunn & Crutcher.
1825 Port Manleigh Place
Newport Beach, CA 92660
Age 43

Richard L. Nelson           Trustee                Business Consultant; retired Partner with Ernst &
8 Cherry Hills Lane                                Young LLP; Director of Wynn's International, Inc.
Newport Beach, CA 92660
Age 70

Lyman W. Porter             Trustee                Professor Emeritus of Management in the Graduate
University of California                           School of Management at the University of
at Irvine                                          California, Irvine. Former Member of the Academic
Irvine, CA 92717                                   Advisory Board of the Czechoslovak Management
Age 69                                             Center and of the Board of Trustees of the American
                                                   University of Armenia.

Alan Richards               Trustee                Retired Chairman of E. F. Hutton Insurance Group;
7381 Elegans Place                                 Former Director of E. F. Hutton and Company, Inc.;
Carlsbad, CA 92009                                 Chairman of IBIS Capital, LLC; Director of Inspired
Age 69                                             Arts, Inc.; Former Director of Western National
                                                   Corporation.

Glenn S. Schafer            President              President and Director of Pacific Life, Pacific
700 Newport Center Drive                           Mutual Holding Company and Pacific LifeCorp and
Newport Beach, CA 92660                            similar positions with other subsidiaries and
Age 50                                             affiliates of Pacific Life; Management Board
                                                   Member of PIMCO Advisors L.P.; Former Equity
                                                   Board Member of PIMCO Advisors L.P.

                                                   Business Affiliates and
Name and Address          Position with the Fund   Principal Occupations
----------------          ----------------------   -----------------------
Brian D. Klemens          Vice President           Vice President and Treasurer (12/98 to present); and
700 Newport Center Drive  and Treasurer            Assistant Controller (4/94 to 12/98) of Pacific Life.
Newport Beach, CA 92660                            Vice President and Treasurer with other subsidiaries
Age 43                                             and affiliates of Pacific Life.

Diane N. Ledger           Vice President           Vice President, Variable Regulatory Compliance,
700 Newport Center Drive  and Assistant            Corporate Law of Pacific Life.
Newport Beach, CA 92660   Secretary
Age 60

Sharon A. Cheever         Vice President           Vice President and Investment Counsel of Pacific
700 Newport Center Drive  and General              Life.
Newport Beach, CA 92660   Counsel
Age 44

Audrey L. Milfs           Secretary                Vice President, Director and Corporate Secretary of
700 Newport Center Drive                           Pacific Life; and similar positions with other
Newport Beach, CA 92660                            subsidiaries of Pacific Life.
Age 54

_______________
* Mr. Sutton is an "interested person" of the Fund (as that term is defined in the Investment Company Act) because of his position with Pacific Life as shown above.

  Trustees other than those affiliated with Pacific Life Insurance Company ("Pacific Life" or the "Adviser", formerly known as Pacific Mutual Life Insurance Company) or a Portfolio Manager, currently receive an annual fee of $15,000 and $1,500 for each Board of Trustees meeting attended, including each Audit, Policy, or Nominating Committee meeting attended, plus reimbursement of related expenses. In addition, the Chairman of the Fund's Audit, Policy and Nominating Committees each receive an additional annual fee of $2,000. The following table summarizes the aggregate compensation paid by the Fund to each Trustee who was not affiliated with Pacific Life or a Portfolio Manager in 1999. The table also shows total compensation paid to these Trustees in 1999 by the Fund and PIMCO Funds: Multi-Manager Series, an investment company managed by an affiliate of Pacific Life for which Messrs. Nelson, Porter, and Richards (but not Mr. Sutton or Ms. Moore) also serve as trustees (collectively, "Fund Complex").

                                              Pension or
                                              Retirement               Total
                                               Benefits  Estimated  Compensation
                                               Accrued     Annual    from Fund
                                  Aggregate   as Part of  Benefits    Complex
                                 Compensation    Fund       Upon      Paid to
Name of Trustee                   from Fund    Expenses  Retirement   Trustees
---------------                  ------------ ---------- ---------- ------------
Richard L. Nelson...............     $             0          0         $
Lyman W. Porter.................     $             0          0         $
Alan Richards...................     $             0          0         $
Lucie H. Moore..................     $             0          0         N/A

  None of the Trustees or Officers directly own shares of the Fund. As of March 19, 1999, the Trustees and Officers as a group owned Variable Contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund.

Investment Adviser

  Pacific Life serves as Investment Adviser to the Fund pursuant to an Investment Advisory Agreement ("Advisory Contract") between Pacific Life and the Fund.

  Pacific Life is a life insurance company that is domiciled in California. Along with subsidiaries and affiliates, Pacific Life's operations include life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations and investment advisory services. As of the end of 1998, Pacific Life had $89.6 billion of individual life insurance in force and total admitted assets of approximately $37.6 billion. Pacific Life has been ranked according to admitted assets as the 18th largest life insurance carrier in the nation based on December 31, 1998 assets. The Pacific Life family of companies has total assets and funds under management of over $290 billion as of December 31, 1998. Pacific Life is authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York. Its principal offices are located at 700 Newport Center Drive, Newport Beach, California 92660.

  Pacific Life was originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters and certain rights upon liquidation or dissolutions of the mutual holding company.

  Pacific Life is responsible for administering the affairs of and supervising the investment program for the Fund. Pacific Life also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Fund, periodic reports on the investment performance of each Portfolio.

  Under the terms of the Advisory Contract, Pacific Life is obligated to manage the Fund's Portfolios in accordance with applicable laws and regulations.

  The Advisory Contract will continue in effect until December 31, 1999, and from year to year thereafter, provided such continuance is approved annually by (i) the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) a majority of the Trustees who are not parties to such Advisory Contract or "interested persons", as defined in the Investment Company Act of 1940 (the "1940 Act"), of any such party. The Advisory Contract was originally approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract, or interested persons of such parties, at its meeting held on July 21, 1987, and by the shareholders of the Fund at a Meeting of Shareholders held on
October 28, 1988. The Advisory Contract was also approved by the shareholders of the Equity Index Portfolio of the Fund at a Meeting of Shareholders of the Equity Index Portfolio held on April 21, 1992. An Addendum to the Advisory Contract was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Contract, or interested persons of such parties, at a meeting held on October 28, 1988. An Addendum to the Advisory Contract which increased the advisory fee schedule with respect to the High Yield Bond, Managed Bond, Government Securities, Small-Cap Equity, Equity Income, Multi-Strategy, and International Value Portfolios, and which included the Growth LT Portfolio as a Portfolio to which the Adviser will perform services under the Advisory Contract, was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Contract, or interested persons of such parties, at a meeting held on September 29, 1993, and was approved by shareholders of the High Yield Bond, Managed Bond, Government Securities, Small-Cap Equity, Equity Income, Multi-Strategy, and International Value Portfolios at a Special Meeting of Shareholders on December 13, 1993. An Addendum to the Advisory Contract for the Equity and Bond and Income Portfolios was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on August 12, 1994, and by the sole shareholder of those Portfolios on September 6, 1994. An Addendum to the Advisory Contract for the Aggressive Equity and Emerging Markets Portfolios was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on November 17, 1995, and by the sole shareholder of those Portfolios on January 30, 1996. An Addendum to the Advisory Contract for the Large-Cap Value, Mid-Cap Value, Small-Cap Index, and REIT Portfolios was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on August 6, 1998, and by the sole shareholder of those Portfolios on December 21, 1998. An Addendum to the Advisory Contract for the Diversified Research and International Large-Cap Portfolios was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on August 27, 1999, and by the sole shareholder of those Portfolios on December 14, 1999. An Addendum to the Advisory Contract for the I-Net Tollkeeper Portfolio was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on January
28, 2000 and by the sole shareholder of the Portfolio on        . The Advisory
Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Adviser, on 60 days' written notice by either party to the Advisory Contract and will terminate automatically if assigned.

  The Fund pays the Adviser, for its services under the Agreement, a fee based on an annual percentage of the average daily net assets of each Portfolio. For the Money Market Portfolio, the Fund pays to the Adviser a fee at an annual rate of .40% of the first $250 million of the average daily net assets of the Portfolio, .35% of the next $250 million of the average daily net assets of the Portfolio, and .30% of the average daily net assets of the Portfolio in excess of $500 million. For the High Yield Bond, Managed Bond, Government Securities, and Bond and Income Portfolios, the Fund pays .60% of the average daily net assets of each of the Portfolios. For the Small-Cap Equity, Equity Income, Multi-Strategy, and Equity Portfolios, the Fund pays .65% of the average daily net assets of each of the Portfolios. For the Aggressive Equity Portfolio, the Fund pays .80% of the average daily net assets of the Portfolio. For the Growth LT Portfolio, the Fund pays .75% of the average daily net assets of the Portfolio. For the Equity Index Portfolio, the Fund pays .25% of the average daily net assets of the Portfolio. For the Diversified Research Portfolio, the Fund pays .90% of the average daily net assets of the Portfolio. For the International Large-Cap Portfolio, the Fund pays 1.05% of the average daily net assets of the Portfolio. For the Small-Cap Index Portfolio, the Fund pays 0.50% of the average daily net assets of the Portfolio. For the Large-Cap Value, Mid-Cap Value and International Value Portfolios, the Fund pays .85% of the average daily net assets of the Portfolio. For the REIT and Emerging Markets Portfolios, the Fund pays to the Adviser a fee at an annual rate of 1.10% of the average daily net assets of the Portfolio. For the I-Net Tollkeeper Portfolio, the Fund pays to the Advisor a fee at an annual rate of 1.50% of the average daily net assets of the Portfolio. The fee shall be computed and accrued daily and paid monthly.

  Net advisory fees paid or owed to Pacific Life for 1999 were as follows:
Aggressive Equity Portfolio--$       , Emerging Markets Portfolio--$       ,
Small-Cap Equity Portfolio--$       , Bond and Income Portfolio--$       ,
Equity Portfolio--$       , Multi-Strategy Portfolio--$       , Equity Income
Portfolio--$       , Growth LT Portfolio--$       , Mid-Cap Value Portfolio--
$       , Equity Index Portfolio--$       , Small-Cap Index Portfolio--
$       , REIT Portfolio--$       , International Value Portfolio--$       ,
Government Securities Portfolio--$       , Managed Bond Portfolio--$       ,
Money Market Portfolio--$       , High Yield Bond Portfolio--$       , and
Large-Cap Value Portfolio--$       .

  Net advisory fees paid or owed to Pacific Life for 1998 were as follows:
Aggressive Equity Portfolio--$1,301,554, Emerging Markets Portfolio-- $1,135,155, Small-Cap Equity Portfolio--$1,647,286, Bond and Income Portfolio--$867,006, Equity Portfolio--$2,577,278, Multi-Strategy Portfolio-- $2,986,639, Equity Income Portfolio--$6,578,365, Growth LT Portfolio-- $6,762,035, Equity Index Portfolio--$1,888,470, International Value Portfolio--$7,820,564, Government Securities Portfolio--$915,619, Managed Bond Portfolio--$3,687,063, Money Market Portfolio--$1,802,788 and High Yield Bond Portfolio--$2,126,319.

  Net advisory fees paid or owed to Pacific Life for 1997 were as follows:
Aggressive Equity Portfolio--$684,226, Emerging Markets Portfolio--$868,075, Small-Cap Equity Portfolio--$1,355,092, Bond and Income Portfolio--$568,647, Equity Portfolio--$1,818,664, Multi-Strategy Portfolio--$1,866,445, Equity Income

Portfolio--$4,062,587, Growth LT Portfolio--$4,193,552, Equity Index Portfolio--$1,080,856, International Value Portfolio--$5,353,459, Government Securities Portfolio--$645,820, Managed Bond Portfolio--$2,055,929, Money Market Portfolio--$1,521,271 and High Yield Bond Portfolio--$1,466,135.

  Pacific Life has agreed, until at least December 31, 2000, to waive its fees or otherwise reimburse each Portfolio for its operating expenses to the extent that such expenses, exclusive of advisory fees, additional custodial charges associated with holding foreign securities, foreign taxes on dividends, interest, or gains, and extraordinary expenses, exceed 0.25% of the Portfolio's average daily net assets. Pacific Life began this expense reimbursement policy in April 1989. There can be no assurance that this policy will be continued beyond December 31, 2000.

Other Expenses of the Fund

  The Fund bears all costs of its operations. These costs may include expenses for custody, audit fees, fees and expenses of the independent trustees, organizational expenses and other expenses of its operations, including the cost of support services, and may, if applicable, include extraordinary expenses such as expenses for special consultants or legal expenses.

  The Fund is also responsible for bearing the expense of various matters, including, among other things, the expense of registering and qualifying the Fund on state and federal levels, legal and accounting services, maintaining the Fund's legal existence, shareholders' meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to shareholders.

  The Fund and Pacific Life entered into an Agreement for Support Services effective October 1, 1995, pursuant to which Pacific Life provides support services such as those described above. Under the terms of the Agreement for Support Services, it is not intended that Pacific Life will profit from these services to the Fund.

  Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to the net assets of each Portfolio.

  The Fund paid Pacific Life $        for its services under the Agreement for
Support Services during 1999, $229,510 during 1998, and $165,000 during 1997,
representing      %, 0.003%, and 0.004%, respectively, of the Fund's average daily net assets and anticipates that fees to be paid for 2000 under said
Agreement will be approximately      % of the Fund's average daily net assets.

Portfolio Management Agreements

  Pacific Life directly manages both the Money Market and the High Yield Bond Portfolios. For the other nineteen Portfolios Pacific Life employs other investment advisory firms as Portfolio Manager, subject to Portfolio Management Agreements, the terms of which are discussed below.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Pacific Investment Management Company ("PIMCO"), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, PIMCO is the Portfolio Manager and provides investment advice and makes and implements investment decisions with respect to the Managed Bond Portfolio and Government Securities Portfolio. For the services provided in 1997, Pacific Life pays PIMCO a fee based on an annual percentage of the combined average daily net assets of the Portfolios according to the following schedule:

               Managed Bond and Government Securities Portfolios

                         Rate %   Break Point (assets)
                         ------   --------------------
                         .50%     On first $25 million
                         .375%    On next $25 million
                         .25%     On excess

  On October 31, 1999, PIMCO Advisors, PAH and Allianz AG ("Allianz") announced that they had reached a definitive agreement under which Allianz would acquire majority ownership of PIMCO Advisors and its subsidiaries (the "Allianz Transaction"). PIMCO is a subsidiary of PIMCO Advisors. The Allianz Transaction is expected to be completed by April 2000. Under the terms of the transaction, Allianz would acquire all of PAH, the publicly traded general partner of PIMCO Advisors. Pacific Life would retain an approximate 30% interest in PIMCO Advisors. After the Allianz Transaction is completed, the Allianz Group (which includes Allianz and PIMCO) would collectively have over $650 billion in assets under management.

  Once the Transaction is consummated, absent an order from the SEC or other relief, the Managed Bond and Government Securities Portfolios generally cannot engage in principal transactions with "Affiliated Brokers" of Allianz, including Dresdner Bank AG, Deutsche Bank AG, Bankers Trust Company, BT Alex Brown, Inc., and certain other affiliated entities. As a result, the Portfolios' ability to purchase securities underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions will be subject to regulatory restrictions. PIMCO has advised that it does not believe that the above restrictions on transactions with the Affiliated Brokers would materially adversely affect its ability to provide services to the Portfolios, the Portfolios' ability to take advantage of market opportunities, or their overall performance.

  PIMCO is an investment counseling firm founded in 1971, and had approximately $157 billion in assets under management as of December 31, 1999. PIMCO is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of PIMCO. PIMCO Partners, G.P. is the sole general partner of PAH. PIMCO also provides investment advisory services to PIMCO Funds and several other mutual fund portfolios and to private accounts for pension and profit sharing plans. PIMCO is registered as an investment adviser with the SEC and a commodity trading adviser with the CFTC. Net fees paid or owed by Pacific Life to PIMCO in 1999 were $
for the Managed Bond Portfolio and $        for the Government Securities
Portfolio, in 1998 were $1,613,407 for the Managed Bond Portfolio and $400,557 for the Government Securities Portfolio, and in 1997 were $929,041 for the Managed Bond Portfolio and $292,079 for the Government Securities Portfolio.

  Pursuant to Portfolio Management Agreements between the Fund, the Adviser, and Capital Guardian Trust Company ("Capital Guardian"), a wholly-owned subsidiary of Capital Group International, Inc., which itself is wholly-owned by The Capital Group Companies, Inc. all of which are located at 333 South Hope Street, Los Angeles, California 90071, Capital Guardian is the Portfolio Manager and provides investment advisory services to the Small-Cap Equity Portfolio, Diversified Research Portfolio and International Large-Cap Portfolio. For the services provided, Pacific Life pays Capital Guardian a fee based on an annual percentage of the average daily net assets of the Small-Cap Equity Portfolio, Diversified Research Portfolio, and International Large-Cap Portfolio according to the following schedules:

                        Small-Cap Equity Portfolio

                       Rate (%)      Break Point (assets)
                       --------      --------------------
                        .50%         On first $30 million
                        .40%         On next $30 million
                        .30%         On excess

                      Diversified Research Portfolio

                      Rate (%)       Break-Point (assets)
                      --------      ---------------------
                       .50%         On first $150 million
                       .45%         On next $150 million
                       .35%         On next $200 million
                       .30%         On next $500 million
                       .275%        On next $1 billion
                       .25%         On excess

                    International Large-Cap Portfolio

                      Rate (%)       Break-Point (assets)
                      --------      ---------------------
                       .65%         On first $150 million
                       .55%         On next $150 million
                       .45%         On next $200 million
                       .40%         On next $500 million
                       .375%        On next $1 billion
                       .35%         On excess

  Capital Guardian is a California state chartered trust company organized in 1968 which provides fiduciary and investment management services to a limited number of large accounts such as employee benefit plans, college endowment funds, foundations, and individuals. Accounts managed by Capital Guardian had
combined assets, as of December 31, 1999, in excess of $   billion. Capital
Guardian's research activities are conducted by affiliated companies that have research facilities in Los Angeles, San Francisco, New York, Washington, D.C., Atlanta, London, Geneva, Hong Kong, Montreal, Singapore, and Tokyo.

  Net fees paid or owed by Pacific Life to Capital Guardian for the Small-Cap
Equity Portfolio in 1999 were $      , in 1998 were $850,462, and in 1997 were
$716,070.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Alliance Capital Management, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, NY 10105, which became effective May 1, 1998, Alliance Capital is the Portfolio Manager and provides investment advisory services to the Aggressive Equity Portfolio. For the services provided, Pacific Life pays a fee to Alliance Capital based on an annual percentage of the average daily net assets according to the following schedule:

                          Aggressive Equity Portfolio

                      Rate (%)      Break Point (assets)
                      --------      ---------------------
                       .60%         On first $100 million
                       .45%         On next $400 million
                       .40%         On excess

  For the services provided for the year 1997 and from January 1, 1998 through April 30, 1998, Pacific Life paid a fee to Columbus Circle Investors based on an annual percentage of the average daily net assets according to the following schedule:

                       Aggressive Equity Portfolio

                      Rate (%)      Break Point (assets)
                      --------      ---------------------
                       .55%         On first $100 million
                       .50%         On next $150 million
                       .45%         On next $250 million
                       .40%         On excess

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Alliance Capital as described above, which became effective January 1, 2000, Alliance Capital is the Portfolio Manager and provides investment advisory services to the Emerging Markets Portfolio. For these services, Pacific Life pays to Alliance Capital a monthly fee based on the average daily net assets of the Emerging Markets Portfolio at an annual rate, according to the following schedule:

                        Emerging Markets Portfolio

                      Rate (%)      Break Point (assets)
                      --------      --------------------
                       .85%         On first $50 million
                       .75%         On next $50 million
                       .70%         On next $50 million
                       .65%         On next $50 million
                       .60%         On excess

  From April 1, 1996 to December 31, 1999, pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Blairlogie Capital Management ("Blairlogie"), 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland, Blairlogie served as the Portfolio Manager and provided investment advisory services to the Emerging Markets Portfolio. For the services provided in 1998 and 1999, Pacific Life paid a monthly fee to Blairlogie based on an annual percentage of the Emerging Market Portfolio's average daily net assets according to the following schedule:


                       Emerging Markets Portfolio

                      Rate (%)      Break Point (assets)
                      --------      --------------------
                       .85%         On first $50 million
                       .75%         On next $50 million
                       .70%         On next $50 million
                       .65%         On next $50 million
                       .60%         On excess

  Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance and a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"). As of November 1, 1999, Equitable and its subsidiaries were the beneficial owners of an approximately 55.38% partnership interest in Alliance, and Alliance Capital Management Holding L.P. ("Alliance Holding") owned an approximately 41.87% partnership interest in Alliance. Equity interests in Alliance Holding are traded on the New York Stock Exchange in the form of units. Approximately 98% of Alliance Holding's units are owned by the public and management or employees of Alliance and approximately 2% are owned by Equitable. The general partner of Alliance Holding is ACMC. Equitable, a New York life insurance company, has total assets as at June 30, 1999 of approximately US$93.9 billion and is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. As of June 30, 1999, AXA, a French insurance holding company, owned approximately 58.2% of the issued and outstanding shares of the common stock of AXA Financial.

  Alliance Capital currently serves as investment adviser to other mutual funds as well as individual, corporate, retirement, and charitable accounts. As of December 31, 1999, Alliance Capital was retained as an investment manager of employee benefit fund assets for 31 of the top 100 of America's Fortune 500 companies.

  Net fees paid or owed by Pacific Life to Alliance Capital for the Emerging
Markets Portfolio in 1999 were $      . Net fees paid or owed by Pacific Life
to Blairlogie for the Emerging Markets Portfolio in 1998 were $821,133, and in 1997 were $642,976.

  From April 1, 1996 through April 30, 1998, pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Columbus Circle Investors, Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902, Columbus Circle Investors was the Portfolio Manager and provided investment advisory services to the Aggressive Equity Portfolio.

  Net fees paid or owed by Pacific Life to Alliance Capital in 1999 were
$      , from May 1, 1998 through December 31, 1998 were $622,812. Net fees paid or owed by Pacific Life to Columbus Circle Investors from January 1, 1998 through April 30, 1998 were $251,083, in 1997 were $468,441.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Janus Capital Corporation ("Janus"), 100 Fillmore Street, Denver, Colorado 80206-4928, Janus is the Portfolio Manager and provides investment advisory services to the Growth LT Portfolio.

  Effective January 1, 1997, for the services provided, Pacific Life pays Janus a fee based on an annual percentage of the average daily net assets of the Growth LT Portfolio according to the following schedule:

                              Growth LT Portfolio

                      Rate (%)       Break Point (assets)
                      --------      ---------------------
                       .55%         On first $100 million
                       .50%         On next $400 million
                       .45%         On excess

  Janus serves as investment adviser to the Janus Funds, as well as other mutual funds and individual, corporate, charitable, and retirement accounts. Kansas City Southern Industries, Inc. ("KCSI") indirectly through its wholly-owned subsidiary, Stilwell Financial, Inc., owns approximately 82% of the outstanding voting stock of Janus. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation and financial services. KCSI has announced its intention to separate its transportation and financial services businesses. KCSI anticipates the separation to be completed in the first half of 2000. Net fees paid or owed by Pacific Life to Janus for
the Growth LT Portfolio in 1999 were $       , in 1998 were $4,364,703 and in
1997 were $2,813,259.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and J.P. Morgan Investment Management Inc. ("J.P. Morgan Investment"), 522 Fifth Avenue, New York, New York 10036, J.P. Morgan Investment is the Portfolio Manager and provides investment advisory services to the Equity Income Portfolio and the Multi-Strategy Portfolio.

  Effective January 1, 1997, for the services provided, Pacific Life pays J.P. Morgan Investment a fee based on an annual percentage of the combined average daily net assets of the Equity Income and Multi-Strategy Portfolios according to the following schedule:

                  Equity Income and Multi-Strategy Portfolios

                      Rate (%)       Break Point (assets)
                      --------      ---------------------
                       .45%         On first $100 million
                       .40%         On next $100 million
                       .35%         On next $200 million
                       .30%         On next $350 million
                       .20%         On excess

  J.P. Morgan Investment is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. A wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("Morgan"), J.P. Morgan Investment was incorporated in the state of Delaware on February 7, 1984 and commenced operations on July 2, 1984. It was formed from the Institutional Investment Group of Morgan Guaranty Trust Company of New York, also a subsidiary of Morgan.

  Morgan acquired its first tax-exempt client in 1913 and its first pension account in 1940. As of December 31, 1999, Morgan, through J.P. Morgan Investment and its other subsidiaries, has assets under management of
approximately $    billion. With offices around the globe, J.P. Morgan
Investment draws from a worldwide resources base to provide comprehensive service to an international group of clients.

  Net fees paid or owed by Pacific Life to J.P. Morgan Investment in 1999 were
$        for the Equity Income Portfolio and $        for the Multi-Strategy
Portfolio, in 1998 were $2,783,163 for the Equity Income Portfolio and $1,263,563 for the Multi-Strategy Portfolio, and in 1997 were $1,998,776 for the Equity Income Portfolio and $920,564 for the Multi-Strategy Portfolio.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Salomon Brothers Asset Management, Inc. ("SaBAM"), Seven World Trade Center, New York, New York 10048, which became effective December 18, 1998, SaBAM is the Portfolio Manager and provides investment advisory services to the Large-Cap Value Portfolio. For the services provided under this Agreement, Pacific Life pays a fee to SaBAM based on an annual percentage of the average daily net assets according to the following schedule:

                           Large-Cap Value Portfolio

                      Rate (%)       Break Point (assets)
                      --------      ---------------------
                       .45%         On first $100 million
                       .40%         On next $100 million
                       .35%         On next $200 million
                       .30%         On next $350 million
                       .25%         On next $250 million
                       .20%         On excess

  SaBAM, a wholly-owned subsidiary of Citigroup, Inc. was incorporated in 1987 and, together with SaBAM affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment advisory services to various individuals and institutional clients located throughout the world, and serves as investment adviser to various investment companies. As of December 31, 1999, SaBAM and such affiliates managed approximately $ billion of assets.

  Net fees paid or owed by Pacific Life to SaBAM for the Large-Cap Value
Portfolio in 1999 were $       .

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Lazard Asset Management ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112, which became effective December 18, 1998, Lazard is the Portfolio Manager and provides investment advisory services to the Mid-Cap Value Portfolio. For the services provided under this Agreement, Pacific Life pays a fee to Lazard based on a percentage of an annual average daily net assets according to the following schedule:

                            Mid-Cap Value Portfolio

                      Rate (%)       Break Point (assets)
                      --------      ---------------------
                       .55%         On first $200 million
                       .50%         On next $200 million
                       .45%         On next $200 million
                       .40%         On next $200 million
                       .30%         On next $200 million
                       .25%         On excess

  Lazard, a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which is registered as an investment adviser with the SEC and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling
approximately $   billion as of December 31, 1999. Lazard's clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

  Net fees paid or owed by Pacific Life to Lazard for the Mid-Cap Value
Portfolio in 1999 were $       .

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Goldman Sachs Asset Management ("Goldman Sachs"), 32 Old Slip, New York, New York 10005, which became effective May 1, 1998, Goldman Sachs is the Portfolio Manager and provides investment advisory services to the Equity and Bond and Income Portfolios. Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Goldman Sachs, which became effective May 1, 2000, Goldman Sachs is the Portfolio Manager and provides investment advisory services to the I-Net Tollkeeper Portfolio. For these services, Pacific Life pays a fee to Goldman Sachs based on an annual percentage of the average daily net assets of the Equity Portfolio, Bond and Income Portfolio and I-Net Tollkeeper Portfolio according to the following schedule:

                     Equity and Bond and Income Portfolios

                      Rate (%)       Break Point (assets)
                      --------      ---------------------
                       .35%         On first $100 million
                       .30%         On next $100 million
                       .25%         On next $800 million
                       .20%         On excess

                       I-Net Tollkeeper Portfolio

                      Rate (%)       Break Point (assets)
                      --------      ---------------------
                       .95%         On first $1 billion
                       .90%         On excess

  Goldman Sachs, a unit of the Investment Management Division of Goldman, Sachs & Co. Goldman Sachs and its affiliates are the investment management division of Goldman, Sachs & Co., which was founded in 1869. As of
December 31, 1999, Goldman Sachs and its affiliates manage, administer and
distribute over $    billion for institutional and individual investors
worldwide, including fixed income assets in excess of $   billion for which
they acted as investment adviser.

  The Goldman Sachs Group, L.P., which controlled Goldman Sachs Asset Management, merged into the Goldman Sachs Group, Inc. as a result of an initial public offering.

  From January 1, 1995 through April 30, 1998, pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Greenwich Street Advisors Division of Smith Barney Mutual Funds Management Inc. ("Greenwich Street Advisors"), 388 Greenwich Street, 23rd Floor, New York, New York 10048, Greenwich Street Advisors was the Portfolio Manager and provided investment advisory service to the Equity Portfolio and Bond and Income Portfolio. For the services provided, for the year 1997, Pacific Life paid a fee to Greenwich Street Advisors based on an annual percentage of the combined average daily net assets of the Equity and Bond and Income Portfolios according to the following schedule:

                     Equity and Bond and Income Portfolios

                      Rate (%)       Break Point (assets)
                      --------      ---------------------
                       .45%         On first $100 million
                       .40%         On next $100 million
                       .35%         On next $200 million
                       .30%         On next $600 million
                       .20%         On excess

  Net Fees paid or owed by Pacific Life to Goldman Sachs in 1999 was $
for the Equity Portfolio and $        for the Bond and Income Portfolio, from
May 1, 1998 through December 31, 1998 were $772,931 for the Equity Portfolio and $290,917 for the Bond and Income Portfolio. Net fees paid or owed to Greenwich Street Advisors from January 1, 1998 through April 30, 1998 were $437,389 for the Equity Portfolio and $147,029 for the Bond and Income Portfolio and in 1997 were $1,088,097 for the Equity Portfolio and $368,846 for the Bond and Income Portfolio.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Fund Asset Management, L.P., doing business as Mercury Asset Management US ("Mercury"), a subsidiary of Merrill Lynch & Company, Inc., World Financial Center, 225 Liberty Street, New York, NY 10080, which became effective January 1, 2000, Mercury is the Portfolio Manager and provides investment advisory services to the Equity Index and Small-Cap Index Portfolios. For these services, Pacific Life pays to Mercury a monthly fee based on an annual percentage of the combined average daily net assets of the Equity Index and Small-Cap Index Portfolios, according to the following schedule:

               Equity Index and Small-Cap Index Portfolios

                      Rate (%)       Break-Point (assets)
                      --------      ---------------------
                       .08%         On first $100 million
                       .04%         On next $100 million
                       .02%         On excess

  From January 30, 1991, in the case of the Equity Index Portfolio, and January 1, 1999, in the case of the Small-Cap Index Portfolio, through December 31, 1999, pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Bankers Trust Company ("BTCo"), a wholly-owned-subsidiary of Bankers Trust Corporation, and an indirect subsidiary of Deutsche Bank AG, 130 Liberty Street, New York, New York 10006, BTCo was the Portfolio Manager and provided investment advisory services to the Equity Index and Small-Cap Index Portfolios. For the services provided in 1998 and 1999, Pacific Life paid to BTCo, at the beginning of each calendar quarter, a fee based on an annual percentage of the combined daily net assets of the Equity Index and Small-Cap Index Portfolios, according to the following schedule, subject to a minimum fee of $100,000:

               Equity Index and Small-Cap Index Portfolios

                      Rate (%)       Break-Point (assets)
                      --------      ---------------------
                       .08%         On first $100 million
                       .04%         On next $100 million
                       .02%         On excess

  For the services provided, for the year 1997 with respect to the Equity Index Portfolio, Pacific Life paid a quarterly fee in advance to BTCo, based on the net assets of the Equity Index Portfolio at the beginning of each calendar quarter at an annual rate in accordance with the following schedule:

                            Equity Index Portfolio

                      Rate (%)       Break Point (assets)
                      --------      ---------------------
                       .07%         On first $100 million
                       .03%         On next $100 million
                       .01%         On excess

  As was the case with the current fee, this fee was subject to a minimum annual fee of $100,000 for the calendar year 1997.

  BTCo is a wholly-owned subsidiary of Bankers Trust Corporation, the seventh largest bank holding company in the United States. BTCo is responsible for the management of the Equity Index Portfolio. As of December 31, 1999, BTCo
managed assets approximating $     billion. BTCo is also the investment
manager to several other mutual fund portfolios and to private accounts for pension and profit sharing plans.

  Net fees paid or owed by Pacific Life to BTCo for the Equity Index Portfolio
in 1999 were $  , and for the Small-Cap Index Portfolio were $       . Net
fees paid or owed by Pacific Life to BTCo for the Equity Index Portfolio in 1998 were $188,793, and in 1997 were $135,863.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Morgan Stanley Asset Management ("MSAM"), a subsidiary of Morgan Stanley Dean Witter & Co., whose address is 1221 Avenue of the Americas, New York, New York 10020, MSAM is the Portfolio Manager and provides investment advisory services to the REIT and International Value Portfolios. On December 1, 1998 Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.

  For the services provided under the Agreement for the International Value Portfolio, which became effective June 1, 1997, Pacific Life pays a fee to MSAM at an annual rate of 0.35% based on the average daily net assets of the International Value Portfolio.

  From January 1, 1995 through May 31, 1997, pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Templeton Investment Counsel, Inc. ("Templeton"), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394-3091, Templeton was the Portfolio Manager and provided investment advice with respect to the International Value Portfolio. For the services provided, for the period January 1, 1997 through May 31, 1997, Pacific Life paid a fee to Templeton based on an annual percentage of the Portfolio's average daily net assets according to the following fee schedule:

                      International Value Portfolio

                    Rate (%)         Break Point (assets)
                    --------      -------------------------
                     .70%         On first $25 million
                     .55%         On next $25 million
                     .50%         On next $50 million
                     .40%         On excess

  Net fees paid or owed by Pacific Life to MSAM for the International Value
Portfolio in 1999 were $       , in 1998 were $3,222,413, and from June 1,
1997 through December 31, 1997 were $1,478,065. Net fees paid or owed by Pacific Life to Templeton for the International Value Portfolio from January 1, 1997 to May 31, 1997 were $945,379.

  For the services provided under the Agreement for the REIT Portfolio, which became effective December 18, 1998, Pacific Life pays a fee to MSAM based on an annual percentage of the REIT Portfolio's average daily net assets according to the following schedule:

                                REIT Portfolio

                    Rate (%)        Break Point (assets)
                    --------      -------------------------
                     .60%         On first $100 million
                     .45%         On next $150 million
                     .40%         On next $250 million
                     .35%         On next $500 million
                     .30%         On excess over $1 billion

  Net fees paid or owed by Pacific Life to MSAM for the REIT Portfolio in 1999
were $       .

  MSAM, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the

United States and abroad. As of December 31, 1999 MSAM, together with its affiliated institutional asset management companies, had approximately $ billion in assets under management as an investment manager or as a fiduciary adviser.

  The Portfolio Management Agreements are not exclusive, and PIMCO, Capital Guardian, Alliance Capital, Janus, J.P. Morgan Investment, SaBAM, Lazard, Goldman Sachs, MSAM, and Mercury may provide and currently are providing investment advisory services to other clients, including other investment companies.

Distribution of Fund Shares

  Pacific Mutual Distributors, Inc. ("PMD") serves as the Fund's Distributor pursuant to a Distribution Contract (the "Distribution Contract") with the Fund. The Distributor is not obligated to sell any specific amount of Fund shares. PMD bears all expenses of providing services pursuant to the Distribution Contract including the costs of sales presentations, mailings, advertising, and any other marketing efforts by PMD in connection with the distribution or sale of the shares.

  The expenses incurred by the Fund with respect to each Portfolio in connection with the Fund's organization, its registration with the SEC and any states where registered, and the public offering of its shares were advanced on behalf of the Fund by the Adviser. These organizational expenses were deferred and amortized by the Fund's Portfolios over a period of 60 months. Similarly, the organizational expenses of Portfolios of the Fund that have been organized after the Fund commenced operations have been advanced on behalf of the Fund by the Adviser, and are deferred and amortized by the pertinent Portfolio over a period of 60 months from the commencement of operations of the Portfolio. See "Financial Statements."

  As of         , 2000, Pacific Life beneficially owned 0% of the outstanding shares of the Portfolios of the Fund. Pacific Asset Management LLC ("PAM"), a
wholly-owned subsidiary of Pacific Life, beneficially owned     % of the
outstanding shares of the Large-Cap Value Portfolio,     % of the outstanding
shares of the Mid-Cap Value Portfolio,     % of the outstanding shares of the
Small-Cap Index Portfolio,     % of the outstanding shares of the REIT
Portfolio,     % of the outstanding shares of the Diversified Research
Portfolio, and     % of the outstanding shares of the International Large-Cap
Portfolio, including monies paid in connection with the initial capital advances made to the Fund, and 0%, of the outstanding shares of the other
fourteen Portfolios of the Fund. As of         , 2000, Pacific Life owned 100%
of the outstanding shares of the I-Net Tollkeeper Portfolio. Pacific Life and PAM would exercise voting rights attributable to any shares of the Fund owned by them in accordance with voting instructions received by Owners of the
Policies issued by Pacific Life. To this extent, as of         , 2000, Pacific
Life did not exercise control over any Portfolio.

Purchases and Redemptions

  Shares of the Fund are not sold directly to the general public. Shares of the Fund are currently offered only for purchase by the Separate Accounts to serve as an investment medium for the Variable Contracts issued or administered by Pacific Life or its affiliates. For information on purchase of a Variable Contract, consult a prospectus for the Separate Account. The shares of the Large-Cap Value, Mid-Cap Value, Small-Cap Index, Diversified Research, International Large-Cap, and REIT Portfolios are not available for Pacific Select variable universal life insurance policies. The shares of the Large-Cap Value, Mid-Cap Value, Small-Cap Index, REIT, Small-Cap Equity, Aggressive Equity, Emerging Markets, Diversified Research, and International Large-Cap Portfolios are not available for Pacific Corinthian variable annuity contracts.

  Currently, each Portfolio offers shares of a single class. However, the Fund is authorized to offer up to four additional classes of shares for each Portfolio. These classes may be offered in the future to investors in connection with individual retirement accounts, and certain other types of qualified plans.

  Shares of any Portfolio may be redeemed on any business day upon receipt of a request for redemption from the insurance company whose separate account owns the shares. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within seven days following receipt of instructions in proper form, or sooner, if required by law. The right of redemption may be suspended by the Fund or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Under the Investment Company Act of 1940, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of its net assets during any 90-day period for any one shareholder. The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for more than seven days for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

Exchanges Among the Portfolios

  Variable Contract Owners do not deal directly with the Fund to purchase, redeem, or exchange shares of a Portfolio, and Variable Contract Owners should refer to the Prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among options available under the contract.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions

  Investment decisions for the Fund and for the other investment advisory clients of the Adviser, or applicable Portfolio Manager, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser or Portfolio Manager is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

  The Adviser or Portfolio Manager for a Portfolio places all orders for the purchase and sale of portfolio securities, options, and futures contracts and other investments for a Portfolio through a substantial number of brokers and dealers or futures commission merchants selected at its discretion. In executing transactions, the

Adviser or Portfolio Manager will attempt to obtain the best net results for a Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on United States stock exchanges for the account of the Fund, the Adviser or Portfolio Manager may pay higher commission rates than the lowest available when the Adviser or Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Portfolio Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the policy of obtaining the best net results, a portion of a Portfolio's brokerage and futures transactions, including transactions on a national securities exchange, may be conducted through an affiliated broker. The brokerage commissions paid to an affiliated broker will not exceed 25% of the brokerage commission incurred per year by the Portfolio.

  There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Portfolio Manager may be unable to negotiate commission rates for these transactions.

  Some securities considered for investment by the Fund's Portfolios may also be appropriate for other clients served by the Adviser or Portfolio Manager. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by the Adviser or Portfolio Manager is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser or Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Portfolio Manager, and the results of such allocations, are subject to periodic review by the Fund's Adviser and Board of Trustees.

  It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or Portfolio Manager for a Portfolio may receive research services from many broker-dealers with which the Adviser or Portfolio Manager places the Portfolio's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Portfolio Manager in advising its various clients (including the Portfolio), although not all of these services are necessarily useful and of value in managing a Portfolio. The advisory fee paid by the Portfolio is not reduced because the Adviser or Portfolio Manager and its affiliates receive such services.

  As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Portfolio Manager may cause a Portfolio to pay a broker-dealer, which provides "brokerage and research services" (as defined in the Act) to the Adviser or Portfolio Manager, an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.

  During the years 1999, 1998, and 1997, respectively, the following Portfolios incurred brokerage commissions as follows: the High Yield Bond
Portfolio--$    , $2,720 and $2,500, the Managed Bond Portfolio--$    ,
$122,103 and $41,315, the Government Securities Portfolio--$    , $29,467 and
$21,349, the Small-Cap Equity Portfolio--$    , $251,753 and $225,232, the
Aggressive Equity Portfolio--$      , $855,826 and $296,940, the Growth LT
Portfolio--$       , $1,517,836 and $1,057,621, the Equity Income Portfolio--
$      , $1,529,206 and $1,162,083, the Multi-Strategy Portfolio--$    ,
$455,757 and $283,791, the Equity Portfolio--$       , $725,654 and $706,250
of which $     (   %) and $8,633 (1.2%) was paid to Goldman, Sachs & Co. in
1999 and 1998 respectively, an affiliate of Goldman Sachs Asset Management, and $6,900 (0.95%) and $61,512 (8.71%) was paid to Smith Barney Inc. and $4,500 (0.62%) and $23,700 (3.36%) was paid to Robinson Humphrey Co., Inc., in 1998 and 1997 respectively, affiliates of Greenwich Street Advisors, the Bond
and Income Portfolio--$    , $14,193 and $0, of which $     and $14,193 (100%)
was paid to Goldman, Sachs & Co. in 1999 and 1998 respectively, an affiliate
of Goldman Sachs Asset Management, the Equity Index Portfolio--$       ,
$140,167 and $157,624, the International Value Portfolio--$       , $2,177,935
and $1,606,247 of which $      (   %), $41,033 (1.88%) and $39,617 (2.47%) was
paid to Morgan Stanley & Co., respectively, an affiliate of Morgan Stanley
Asset Management and the Emerging Markets Portfolio--$       , $373,834 and
$712,505.

  On December 31, 1999, the Government Securities Portfolio held securities of
        valued at        ; the Managed Bond Portfolio held securities of
        valued at        ; the Equity Income Portfolio held securities of
        valued at        ; the Multi-Strategy Portfolio held securities of
        valued at        ; the International Value Portfolio held securities
of         valued at        ; the Equity Index Portfolio held securities of
        valued at        ; the Equity Portfolio held securities of
valued at        ; and the Bond and Income Portfolio held securities of
        valued at        , each of which is a broker or dealer regularly used
for brokerage transactions by that Portfolio.

Portfolio Turnover

  For reporting purposes, each Portfolio's portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, long-term U.S. Government securities are included. Short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the portfolio (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Portfolios will vary from year to year, depending on market conditions.

  The portfolio turnover rates are not expected to exceed: 0% for the Money Market Portfolio; 400% for the Managed Bond and Government Securities Portfolios; and 150% for all other Portfolios. For the Portfolios other than the Money Market Portfolio, portfolio turnover could be greater in periods of unusual market movement and volatility.

                                NET ASSET VALUE

  Shares of each Portfolio are sold at their respective net asset values (without a sales charge) computed after receipt of a purchase order. Net asset value of a share is determined by dividing the value of a Portfolio's net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, exclusive of federal holidays usually at or about 4:00 p.m. Eastern time, on each day that the

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New York Stock Exchange is open for trading. The New York Stock Exchange and other exchanges usually close for trading at 4:00 p.m. Eastern time. In the event that the New York Stock Exchange or other exchanges close early, the Fund normally will deem the closing price of each Portfolio's assets to be the price of those assets at 4:00 p.m., Eastern time. Net asset value will not be determined on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. To calculate a Portfolio's net asset value, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. In general, the value of assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. With respect to the Portfolios that invest in foreign securities, the value of foreign securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation. Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 P.M., Eastern time. In addition, European and Pacific Basin securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. The calculation of the net asset value of any Portfolio which invests in foreign securities which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Further, under the Fund's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that the Fund values its shares. Prices derived under these procedures will be used in determining net asset value. Information that becomes known to the Fund or its agents after the time that net asset value is calculated on any business day (which may be after 4:00 p.m. Eastern time) may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time a Portfolio's net asset value is determined may not be reflected in the calculation of net asset value. If events materially affecting net asset value occur during such period, the securities would be valued at fair market value as determined by the management and approved in good faith by the Board of Trustees of the Fund. In determining the fair value of securities, the Fund may consider available information including information that becomes known after 4:00 p.m. Eastern time, and the values that are determined will be deemed to be the price at 4:00 p.m. Eastern time.

  The Money Market Portfolio's portfolio securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

  The Commission's regulations require the Money Market Portfolio to adhere to certain conditions. The Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 13 months or less (except securities held subject to repurchase agreements having 13 months or less to maturity) and to invest only in securities that meet specified quality and credit criteria.

  All other Portfolios are valued as follows:

  Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees of the Fund, although the actual calculations may be made by persons acting under the direction of the Board. Money market instruments are valued at market value, except that instruments maturing in sixty days or less are valued using the amortized cost method of valuation.

  The value of a foreign security is determined in its national currency based upon the price on the foreign exchange as of its close of business immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation.

  Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of sixty days or less at their date of acquisition), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less are generally valued at amortized cost unless the amortized cost value does not approximate market value. Certain debt securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to debt securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued.

  When a Portfolio writes a put or call option, the amount of the premium is included in the Portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by the Portfolio is recorded as an asset and subsequently adjusted to market value. The values of futures contracts are based on market prices. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rates quoted by the custodian on the morning of valuation.

                            PERFORMANCE INFORMATION

  The Fund may, from time to time, include the yield and effective yield of its Money Market Portfolio, the yield of the remaining Portfolios, and the total return of all Portfolios in advertisements, sales literature, or reports to shareholders or prospective investors. Total return information for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a Separate Account to which the Fund offers its shares.

  Current yield for the Money Market Portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of Portfolio expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

    Effective Yield = [(Base Period Return + 1) (To the power of 365/7)]-1

  For the 7-day period ending December 31, 1999, the current yield of the
Money Market Portfolio was     % and the effective yield of the Portfolio was
    %.

  Quotations of yield for the remaining Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                     2[(a-b + 1) (To the power of 6) - 1]
                        ---
                        cd

  where

    a = dividends and interest earned during the period,

    b = expenses accrued for the period (net of reimbursements),

    c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

    d = the maximum offering price per share on the last day of the period.

  For the 30 day period ended December 31, 1999, the yield of the remaining Portfolios that had commenced operations on or before that date was as
follows:     % for the High Yield Bond Portfolio,     % for the Managed Bond
Portfolio,     % for the Government Securities Portfolio,     % for the Small-
Cap Equity Portfolio,      % for the Aggressive Equity Portfolio,      % for
the Growth LT Portfolio,      % for the Equity Income Portfolio,     % for the
Multi-Strategy Portfolio,     % for the Equity Portfolio,     % for the Bond
and Income Portfolio,     % for the Equity Index Portfolio,     % for the
International Value Portfolio, and     % for the Emerging Markets Portfolio.

  Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include a period of one year (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

  For the one year period ended December 31, 1999, the total return for each Portfolio that had commenced operations on or before that date was as follows:
    % for the Money Market Portfolio,     % for the High Yield Bond Portfolio,
    % for the Managed Bond Portfolio,     % for the Government Securities
Portfolio,     % for the Small-Cap Equity Portfolio,      % for the Aggressive
Equity Portfolio,      % for the Growth LT Portfolio,      % for the Equity
Income Portfolio,      % for the Multi-Strategy Portfolio,      % for the
Equity Portfolio,     % for the Bond and Income Portfolio,     % for the
Equity Index Portfolio,      % for the International Value Portfolio,      %
for the Large-Cap Value Portfolio,      % for the Mid-Cap Value Portfolio,
     % for the Small-Cap Index Portfolio and      % for the REIT Portfolio,
and      % for the Emerging Markets Portfolio. The Diversified Research and
the International Large-Cap Portfolios did not begin operations until January 3, 2000 and the I-Net Tollkeeper Portfolio did not begin operations until May 1, 2000.

  For the five year period ended December 31, 1999, the average annual total return for each Portfolio that had commenced operations on or before that date
was as follows:     % for the Money Market Portfolio,     % for the High Yield
Bond Portfolio,     % for the Managed Bond Portfolio,     % for the Government
Securities Portfolio,      % for the Small-Cap Equity Portfolio,      % for
the Equity Income Portfolio,      % for the Multi-Strategy Portfolio,      %
for the Equity Portfolio,     % for the Bond and Income Portfolio,      % for
the Equity Index Portfolio,      % for the Growth LT Portfolio, and     % for
the International Value Portfolio. The Aggressive Equity and Emerging Markets Portfolios did not begin operations until April 1, 1996. The Large-Cap Value, Mid-Cap Value, Small-Cap Index and REIT Portfolios did not begin operations until January 4, 1999. The Diversified Research and the International Large-Cap Portfolios did not begin operations until January 3, 2000 and the I-Net Tollkeeper Portfolio did not begin operations until May 1, 2000.

  For the ten year period ended December 31, 1999, the average annual total returns for each Portfolio, except the Growth LT, Aggressive Equity, Equity
Index and Emerging Markets Portfolios, was as follows:     % for the Money
Market Portfolio,      % for the High Yield Bond Portfolio,     % for the
Managed Bond Portfolio,      % for the Government Securities Portfolio,      %
for the Small-Cap Equity Portfolio,      % for the Equity Income Portfolio,
     % for the Multi-Strategy Portfolio,      % for the Equity Portfolio,
     % for the Bond and Income Portfolio, and     % for the International
Value Portfolio. Based upon the period from the commencement of operations of the Growth LT Portfolio on January 4, 1994 until December 31, 1999, the
average annual total return for the Growth LT Portfolio was      %. Based upon
the period from the commencement of operations of the Equity Index Portfolio on January 30, 1991 until December 31, 1999, the average annual total return
for the Equity Index Portfolio was      %. Based upon the period from the
commencement of operations of the Aggressive Equity and Emerging Markets Portfolios on April 1, 1996 until December 31, 1999, the average annual total
return for each of these Portfolios was     % and      %, respectively. Based
upon the period from the commencement of operations of the Large-Cap Value, Mid-Cap Value, Small-Cap Index and REIT Portfolios on January 4, 1999 until December 31, 1999, the average annual total return for each of these
Portfolios was      %,      %,      % and      %, respectively. The
Diversified Research and the International Large-Cap Portfolios did not begin operations until January 3, 2000 and the I-Net Tollkeeper Portfolio did not begin operations until May 1, 2000.

  The performance results for the Aggressive Equity, Equity Income, Multi-Strategy, Equity, Bond and Income, and International Value Portfolios are based, in part, on performance results when these Portfolios were advised by different Portfolio Managers. Alliance Capital began serving as Portfolio Manager to the Aggressive Equity Portfolio on May 1, 1998, J.P. Morgan Investment began serving as Portfolio Manager to the Equity Income and Multi-Strategy Portfolios on January 1, 1994, Morgan Stanley began serving as Portfolio Manager to the International Value Portfolio on June 1, 1997, and Goldman Sachs began serving as Portfolio Manager to the Equity and Bond and Income Portfolios on May 1, 1998. The performance results for the Equity Portfolio and Bond and Income Portfolio are based, in part, on the performance results of the predecessor series of Pacific Corinthian Variable Fund, the assets of which were acquired by the Fund on December 31, 1994.

  Performance information for a Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to (i) various indices so that investors may compare a Portfolio's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

  Quotations of yield or total return for the Fund will not take into account charges and deductions against any Separate Accounts to which the Fund shares are sold or charges and deductions against the Contracts issued or administered by Pacific Life. The Portfolio's yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Separate Accounts or the Contracts. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the Portfolio's investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                   TAXATION

  Each Portfolio intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the "Code").

  To qualify as a regulated investment company, each Portfolio generally must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and
(iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

  As a regulated investment company, a Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. Each Portfolio intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Portfolio must distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders (the Separate Accounts) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Each Portfolio also intends to comply with diversification regulations under
Section 817(h) of the Code, that apply to mutual funds underlying variable contracts. Generally, a Portfolio will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate issuer. Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of any Portfolio, and in particular, the Government Securities Portfolio, to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

  If a Portfolio invests in shares of a foreign investment company, the Portfolio may be subject to U.S. federal income tax on a portion of an "excess distribution" from, or of the gain from the sale of part or all of the shares in, such company. In addition, an interest charge may be imposed with respect to deferred taxes arising from such distributions or gains. The Portfolio may be eligible to elect alternative tax treatment that would mitigate the effects of owning foreign investment company stock.

  Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income.

  The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

  In the event that the rules or regulations are adopted there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Trust will not have to change any Portfolio's investment objective or investment policies. While each Portfolio's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of the Portfolios as necessary to prevent any such prospective rules and regulations from causing the contract owners to be considered the owners of the shares of the Portfolios underlying the Separate Accounts.

Distributions

  Distributions by a Portfolio of any investment company taxable income (which includes, among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses), whether received in cash or reinvested in additional Portfolio shares, will be treated as ordinary income for tax purposes in the hands of a shareholder (a Separate Account). Distributions of net capital gains (the excess of any net long-term capital gains over net short-term capital losses), whether received in cash or reinvested in additional Portfolio shares, will generally be treated by a Separate Account as either "20% Rate Gain" or "28% Rate Gain," depending upon the Portfolio's holding period for the assets sold, regardless of the length of time a Separate Account has held Portfolio shares.

Hedging Transactions

  The diversification requirements applicable to a Portfolio's assets may limit the extent to which a Portfolio will be able to engage in transactions in options, futures contracts, or forward contracts.

                               OTHER INFORMATION

Concentration Policy

  Under each Portfolio's investment restrictions, except the REIT and the I-Net Tollkeeper Portfolios', a Portfolio may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto). Mortgage-related securities, including CMOs, that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("government issued") are considered government securities. The Portfolios take the position that mortgage-related securities, whether government issued or privately issued, do not represent interests in any particular "industry" or group of industries, and therefore, the concentration restriction noted above does not apply to such securities. For purposes of complying with this restriction, the Fund, in consultation with its Portfolio Managers, utilizes its own industry classifications.

Brokerage Enhancement Plan

  The Fund has adopted a Brokerage Enhancement Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, under which the Fund may enter into agreements or arrangements with brokers or dealers, pursuant to which brokerage transactions can be directed on behalf of a Portfolio to the participating broker-dealer to execute the transaction in return for credits or other types of benefits to be awarded to the Portfolio. These credits generally will not take the form of a cash payment or a rebate to the Fund, but rather as a "credit" towards another service or benefit provided by the broker-dealer.

  The directed-brokerage and other credits or benefits earned by each Portfolio can be used in a number of ways to promote the distribution of the Fund's shares. These ways include placing securities trades with a broker-dealer that: (i) permits PMD to participate in or sponsor seminars, sales meetings, conferences, and other events held by the broker-dealer; (ii) is conducting due diligence on the Fund or the variable contracts (to help that broker-dealer defray the expenses of its due diligence); (iii) is disseminating sales literature about the Fund or the variable contracts (to help defray its related expenses); or (iv) is placing the Fund or the variable contracts on a list of eligible funds or variable contracts that may be offered by that broker-dealer's registered representatives (to help compensate it for the associated expenses).

  PMD can indirectly benefit from the Plan in that securities brokerage allocated to a broker-dealer may help defray, in whole or in part, distribution expenses that otherwise would be borne by PMD or an affiliate. The Plan also permits credits generated by securities transactions from one Portfolio to inure to the benefits of that Portfolio, of any other Portfolio, or to the Fund as a whole.

  The Plan provides that it is subject to annual renewal by the Board, including those Trustees of the Fund who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Rule 12b-1 Trustees"), and that PMD provide the Trustees with a written report of securities transactions directed under the Plan, currently on a quarterly basis. The Plan also provides that it may be terminated at any time by the vote of a majority of the Rule 12b-1 Trustees, and that all material Plan amendments must be approved by a vote of the Rule 12b-1 Trustees.

Capitalization

  The Fund is a Massachusetts business trust established under a Declaration of Trust dated May 4, 1987. The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Portfolios will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by the Fund. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Portfolio.

  Under Massachusetts law, shareholders could under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Fund for acts or obligations of the Fund, which are binding only on the assets and property of the Fund and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and thus should be considered remote.

  Expenses incurred in connection with the Fund's organization and establishment of the Aggressive Equity Portfolio (1996), and Emerging Markets Portfolio (1996) and the public offering of the shares of those Portfolios, aggregated approximately $23,410, $3,952, and $23,410, respectively. These costs have been deferred by the Aggressive Equity, Growth LT, and Emerging Markets Portfolios and are being amortized by them over a period of five years from the beginning of operations of each of those Portfolios.

  Expenses incurred in connection with the Fund's organization and establishment of the Diversified Research and International Large-Cap Portfolios in 1999 and the public offering of the shares of those Portfolios, aggregated approximately $60,000 per Portfolio. These costs will be expensed and charged separately to each of the Portfolios during each Portfolio's first year of operations.

Voting Rights

  Shareholders of the Fund are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

  Under the Declaration of Trust and Massachusetts business trust law, the Fund is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders' meetings unless required by law, although special meetings may be called for a specific Portfolio, or for the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended advisory contract or portfolio management agreement. In this regard, the Fund will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Fund may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares or other voting interests of the Fund. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Fund will request voting instructions from Variable Contract Owners and will vote shares or other voting interests in the Separate Account in proportion to the voting instructions received. The Fund's shares do not have cumulative voting rights.

Custodian and Transfer Agency and Dividend Disbursing Services

  Investors Fiduciary Trust Company ("IFTC") serves as Custodian for assets of the Fund. The address of IFTC is 801 Pennsylvania, Kansas City, MO 64105-1716. Pursuant to a sub-custody agreement between IFTC and Chase, Chase serves as subcustodian of the Fund for the custody of the foreign securities acquired by the Fund. Under the agreement, and in accordance with applicable regulations, Chase may hold the foreign securities at its principal office at 270 Park Avenue, New York, New York 10081, at Chase's branches, at a foreign branch of a qualified U.S. bank, an eligible foreign subcustodian, or an eligible foreign securities depository. Pursuant to rules or other exemptions under the 1940 Act, the Fund may maintain foreign securities and cash for the Fund in the custody of certain eligible foreign banks and securities depositories.

  Pacific Life provides dividend disbursing and transfer agency services to the Fund.

Financial Statements

  The financial statements of the Fund as of December 31, 1999, including the notes thereto, are incorporated by reference in this Statement of Additional Information from the Annual Report of the Fund dated as of December 31, 1999. The financial statements have been audited by Deloitte & Touche LLP, independent auditors.

Independent Auditors

  Deloitte & Touche LLP serves as the independent auditors for the Fund. The address of Deloitte & Touche LLP is 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626.

Counsel

  Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006-2401, passes upon certain legal matters in connection with the shares offered by the Fund and also acts as outside counsel to the Fund.

Registration Statement

  This Statement of Additional Information and the Prospectus do not contain all the information included in the Fund's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

  Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                   APPENDIX

Description of Bond Ratings

  Corporate Bonds: Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Moody's Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

  Bonds rated AA by Standard & Poor's are judged by Standard & Poor's to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (Standard & Poor's highest rating). Bonds rated AAA are considered by Standard & Poor's to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market.

  Bonds rated A by Standard & Poor's, regarded as upper medium grade, have a strong capacity and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  Standard & Poor's BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

  The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

  Moody's Ba rated bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds rated Ba. Bonds which are rated B by Moody's generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Bonds rated Caa by Moody's are considered to be of poor standing. Such issues may be in default or there may be elements of danger with respect to principal or interest. Bonds rated Ca are considered by Moody's to be speculative in a high degree, often in default. Bonds rated C, the lowest class of bonds under Moody's bond ratings, are regarded by Moody's as having extremely poor prospects.

  Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

  A bond rated BB, B, CCC, and CC by Standard & Poor's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

  Commercial Paper: The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers with this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.

  Commercial paper rated A by Standard & Poor's has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements;
(ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB rating,
(iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength with this highest classification.

Form No. 15-17595-16

Form No. 484-10A

                              PACIFIC SELECT FUND

Part C:  OTHER INFORMATION

         Item 23.  Exhibits
                   --------

                       (a)(1) Agreement and Declaration of Trust

                       (a)(2) Establishment and Designation of Shares of
                              Beneficial Interest in the Equity Index Series/1/


                       (b)    By-Laws of Registrant

                       (c)    Instruments Defining Rights of Holders of
                              Securities/1/

                       (d)(1) Investment Advisory Agreement/1/

                       (d)(2) Portfolio Management Agreement - Capital Guardian
                              Trust Company/1/

                       (d)(3) Form of Addendum to Goldman Sachs Portfolio
                              Management Agreement

                       (d)(4) Portfolio Management Agreement - J.P. Morgan
                              Investment Management Inc./1/

                       (d)(5) Portfolio Management Agreement - Janus Capital
                              Corporation/1/

                       (d)(6) Portfolio Management Agreement - Morgan Stanley
                              Asset Management/4/

                       (d)(7) Portfolio Management Agreement - Alliance Capital
                              Management L.P./5/

                       (d)(8) Portfolio Management Agreement - Goldman Sachs
                              Asset Management/5/

                       (d)(9) Portfolio Management Agreement - Pacific Investment Management Company/1/

                       (d)(10) Addendum to Advisory Agreement - Large-Cap,
                               Mid-Cap, Small-Cap Index, REIT/6/

                       (d)(11) Addendum to Portfolio Management Agreement -
                               Janus Capital Corporation/3/

                       (d)(12) Addendum to Portfolio Management Agreement -
                               J.P. Morgan Investment Management Inc./3/

                       (d)(13) Addendum to Portfolio Management Agreement -
                               Pacific Investment Management Company/3/

                       (d)(14) Addendum to Advisory Agreement - International
                               Large-Cap and Diversified Research

                       (d)(15) Portfolio Management Agreement - Salomon Brothers
                               Asset Management Inc./6/

                       (d)(16) Portfolio Management Agreement - Lazard Asset
                               Management/6/

                       (d)(17) Addendum to Portfolio Management Agreement -
                               Morgan Stanley Asset Management/6/


                       (d)(18) Form of Addendum to Advisory Agreement - I-Net
                               Tollkeeper

                       (d)(19) Portfolio Management Agreement - Capital Guardian
                               Trust Company

                       (d)(20) Portfolio Management Agreement - Mercury
                               Asset Management US

                       (d)(21) Addendum to Portfolio Management
                               Agreement - Alliance Capital Management L.P.

                       (e)(1)  Distribution Agreement

                       (e)(2) Form of Addendum to Distribution Agreement - I-Net Tollkeeper Portfolio

                       (f)     Not Applicable

                       (g)(1)  Custodian Agreement/1/

                       (g)(2)  Custodian Agreement Fee Schedule/3/

                       (g)(3) Addendum to Custodian Agreement - Large-Cap, Mid-Cap, Small-Cap Index, REIT/6/

                       (g)(4) Addendum to Custodian Agreement - International Large-Cap and Diversified Research

                       (g)(5) Form of Addendum to Custodian Agreement - I-Net Tollkeeper

                       (h)(1)  Agency Agreement/1/

                       (h)(2)  Form of Participation Agreement

                       (h)(3)  Agreement for Support Services/2/

                       (h)(4) Addendum to Agency Agreement - Large-Cap, Mid-Cap, Small-Cap Index, REIT/6/


                       (h)(5) Addendum to Agency Agreement - International Large-Cap and Diversified Research

                       (h)(6) Form of Addendum to Agency Agreement - I-Net Tollkeeper

                       (h)(7) Form of Addendum to Participation Agreement - I-Net Tollkeeper

                       (i)     Opinion and Consent of Counsel/1/

                       (j)     Not Applicable

                       (k)     Not Applicable

                       (l)     Not Applicable

                       (m)     Form of Brokerage Enhancement Plan/7/

                       (n)     Not Applicable

                       (o)     Not Applicable

                       (p)     Code of Ethics
------------

/1/ Included in Registrant's Form Type N1A/A, Accession No. 0000898430-95-002464 filed on November 22, 1995 and incorporated by reference herein.

/2/ Included in Registrant's Form Type N1A/A, Accession No. 0000898430-96-000275 filed on February 1, 1996 and incorporated by reference herein.


/3/ Included in Registrant's Form Type N1A/B, Accession No. 0001017062-97-000728 filed on April 25, 1997 and incorporated by reference herein.

/4/ Included in Registrant's Form Type N1A/A, Accession No. 0001017062-97-001012 filed on May 16, 1997 and incorporated by reference herein.

/5/ Included in Registrant's Form Type N1A/A, Accession No. 0001017062-98-000424 filed on March 2, 1998 and incorporated by reference herein.

/6/ Included in Registrant's Form Type N1A/A, Accession No. 0001017062-98-001954 filed on September 4, 1998 and incorporated by reference herein.

/7/ Included in Registrant's Form Type NIA/A, Accession Number 0001017062-99-001714 filed on October 8, 1999 and incorporated by reference herein.





Item 24.  Persons Controlled by or Under Common Control with the Fund
          -----------------------------------------------------------

     Pacific Life Insurance Company ("Pacific Life"), on its own behalf and on behalf of its Separate Account A, Separate Account B, Pacific Select Variable Annuity, Pacific Select Exec, Pacific COLI, Pacific COLI II, Pacific COLI III, Pacific Select, and Pacific Corinthian Variable Account Separate Accounts ("Separate Accounts"), owns of record the outstanding shares of the Series of Registrant. Pacific Life Insurance Company will vote fund shares in accordance with instructions received from Policy Owners having interests in the Variable Accounts of its Separate Accounts.


Item 25.  Indemnification
          ---------------

     Reference is made to Article V of the Registrant's Declaration of Trust.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.  Business and Other Connections of the Investment Adviser
          --------------------------------------------------------

     Each investment adviser, and the trustees or directors and officers of each investment adviser and their business and other connections are as follows:

Name of Adviser               Name of Individual             Business and Other Connections
-------------------------   -----------------------   --------------------------------------------
Pacific Life Insurance Company

Name of Adviser               Name of Individual             Business and Other Connections
-------------------------   -----------------------   --------------------------------------------
Pacific Life                Thomas C. Sutton          Director, Chairman of the Board and Chief
                                                      Executive Officer of Pacific Life Insurance
                                                      Company, January 1990 to present; Director,
                                                      Chairman of the Board and Chief Executive
                                                      Officer of Pacific Mutual Holding Company and
                                                      Pacific LifeCorp, August 1997 to present;
                                                      Director of: Mutual Service Corporation,
                                                      Pacific Life & Annuity Company (formerly PM
                                                      Group Life Insurance Co.); PM Realty Advisors,
                                                      Inc., Pacific Financial Products, Inc., and
                                                      similar positions with various affiliated
                                                      companies of Pacific Life Insurance Company;
                                                      Director of: Newhall Land & Farming; Edison
                                                      International; The Irvine Company and Former
                                                      Immediate Past Chairman of the American
                                                      Council of Life Insurance; and Former Director
                                                      of: Pacific Corinthian Life Insurance Company,
                                                      Cadence Capital Management Corporation, NFJ
                                                      Investment Group, Inc., Pacific Financial Asset
                                                      Management Corporation, Pacific Investment
                                                      Management Company, Pacific Mutual Distributors,
                                                      Inc., and Management Board member of PIMCO
                                                      Advisors L.P.

Pacific Life                Glenn S. Schafer          Director (November 1994 to present) and President
                                                      (January 1995 to present) of Pacific Life Insurance
                                                      Company; Director and President of Pacific Mutual
                                                      Holding Company and Pacific LifeCorp, August 1997
                                                      to present; Director of: PL&A (formerly PM Group
                                                      Life Insurance Company); Mutual Service Corporation;
                                                      PM Realty Advisors, Inc.; United Planners Group,
                                                      Inc.; and similar positions with various affiliated
                                                      companies of Pacific Life Insurance Company; Former
                                                      Director of Pacific Corinthian Life Insurance
                                                      Company; Pacific Mutual Distributors, Inc.; and
                                                      Management Board member of PIMCO Advisors L.P.

Pacific Life                David R. Carmichael       Director (since August 1997), Senior Vice President
                                                      and General Counsel of Pacific Life Insurance
                                                      Company, April 1992 to present; Senior Vice
                                                      President and General Counsel of Pacific Mutual
                                                      Holding Company and Pacific LifeCorp, August 1997
                                                      to present; Senior Vice President and General
                                                      Counsel of PL&A (formerly PM Group Life Insurance
                                                      Company), July 1998 to present; Director of PL&A
                                                      (formerly PM Group Life Insurance Company);
                                                      Association of California Health and Life
                                                      Insurance Companies; and Association of Life
                                                      Insurance Counsel; Former Director of Pacific
                                                      Corinthian Life Insurance Company


Name of Adviser               Name of Individual             Business and Other Connections
-------------------------   -----------------------   --------------------------------------------
Pacific Life                Audrey L. Milfs           Director (since August 1997), Vice President
                                                      and Corporate Secretary of Pacific Life
                                                      Insurance Company, March 1991 to present;
                                                      Vice President and Secretary of Pacific
                                                      Mutual Holding Company and Pacific LifeCorp,
                                                      August 1997 to present; Director of PL&A
                                                      (formerly PM Group Life Insurance Company);
                                                      Pacific Financial Products, Inc.; PM Realty
                                                      Advisors, Inc.; Vice President and Secretary
                                                      to several affiliated companies of Pacific
                                                      Life Insurance Company

Pacific Life                Khanh T. Tran             Director (since August 1997), Senior Vice President
                                                      and Chief Financial Officer of
                                                      Pacific Life Insurance Company, June 1996 to
                                                      present; Vice President and Treasurer of
                                                      Pacific Life Insurance Company, November 1991
                                                      to June 1996; Senior Vice President and Chief
                                                      Financial Officer to several affiliated companies of
                                                      Pacific Life Insurance Company, 1990 to present

Pacific Life                Edward R. Byrd            Vice President and Controller of Pacific
                                                      Life Insurance Company, August 1992 to present;
                                                      Vice President and Treasurer of Pacific Life
                                                      Insurance Company, November 1991 to June 1996;
                                                      Director (since January 1998), CFO and
                                                      Treasurer of Pacific Mutual Distributors, Inc.;
                                                      Vice President and Controller of Pacific Mutual
                                                      Holding Company and Pacific LifeCorp, August
                                                      1997 to present; and similar positions with
                                                      various affiliated companies of Pacific Life
                                                      Insurance Company.

Pacific Life                Brian D. Klemens          Vice President and Treasurer of Pacific Life
                                                      Insurance Company, December 1998 to Present; and
                                                      Assistant Vice President and Assistant Controller
                                                      of Pacific Life Insurance Company, April 1994 to
                                                      December 1998; Vice President and Treasurer of
                                                      several affiliated companies of Pacific Life
                                                      Insurance Company (February 1999 to present)

Pacific Life                Larry J. Card             Executive Vice President of Pacific Life Insurance
                                                      Company, January 1995 to present; Executive Vice
                                                      President of Pacific Mutual Holding Company and
                                                      Pacific LifeCorp, August 1997 to present and
                                                      similar positions with various affiliated
                                                      companies of Pacific Life Insurance Company.

Name of Adviser             Name of Individual        Business and Other Connections
----------------------      -----------------------   --------------------------------------------
Pacific Investment                                    Investment Adviser
 Management
 Company
 ("PIMCO")

PIMCO                       Augustine Ariza, Jr.      Vice President

PIMCO                       Michael R. Asay           Senior Vice President

PIMCO                       George C. Allan           Senior Vice President

PIMCO                       Tamara J. Arnold, CFA     Senior Vice President

PIMCO                       Brian P. Baker            Vice President (SINGAPORE)

PIMCO                       Leslie A. Barbi           Executive Vice President

PIMCO                       Stephen B. Beaumont       Vice President

PIMCO                       William R. Benz, CFA      Managing Director

PIMCO                       Gregory A. Bishop         Vice President

PIMCO                       Andrew Brick              Senior Vice President

PIMCO                       John B. Brynjolfsson      Senior Vice President

PIMCO                       Robert W. Burns           Managing Director

PIMCO                       Sabrina C. Callin         Vice President

PIMCO                       Marcia K. Clark           Vice President

PIMCO                       Jerry L. Coleman          Vice President

PIMCO                       Cyrille Conseil           Vice President

PIMCO                       Douglas Cummings          Vice President

PIMCO                       Wendy W. Cupps            Senior Vice President

PIMCO                       Chris P. Dialynas         Managing Director

PIMCO                       David J. Dorff            Vice President

PIMCO                       Michael G. Dow            Senior Vice President

PIMCO                       Anita Dunn                Vice President

PIMCO                       Sandra Durn               Vice President


Name of Adviser            Name of Individual                Business and Other Connections
----------------------   -----------------------      --------------------------------------------
PIMCO                    A. Benjamin Ehlert, CFA,     Executive Vice President
                         CIC

PIMCO                    Mohamed A. El-Erian          Managing Director

PIMCO                    Robert A. Ettl               Executive Vice President

PIMCO                    Stephanie D. Evans           Vice President

PIMCO                    Robert M. Fitzgerald         Chief Financial Officer, Treasurer (PALP)

PIMCO                    Teri Frisch                  Vice President

PIMCO                    Steve A. Foulke              Vice President

PIMCO                    Yuri P. Garbuzov             Vice President

PIMCO                    William H. Gross, CFA        Managing Director

PIMCO                    John L. Hague                Managing Director

PIMCO                    Gordon C. Hally, CIC         Executive Vice President

PIMCO                    Pasi M. Hamalainen           Managing Director

PIMCO                    John P. Hardaway             Senior Vice President

PIMCO                    Brent R. Harris, CFA         Managing Director

PIMCO                    Joseph Hattesohl             Vice President

PIMCO                    Raymond C. Hayes             Vice President

PIMCO                    David C. Hinman              Senior Vice President

PIMCO                    Lisa Hocson                  Vice President

PIMCO                    Douglas M. Hodge, CFA        Executive Vice President

PIMCO                    Brent L. Holden, CFA         Managing Director

PIMCO                    Dwight F. Holloway, Jr.,     Senior Vice President (LONDON)
                         CFA, CIC

PIMCO                    Mark T. Hudoff               Senior Vice President

PIMCO                    Margaret E. Isberg           Managing Director

PIMCO                    Thomas J. Kelleher           Vice President

PIMCO                    James M. Keller              Senior Vice President

PIMCO                    Raymond G. Kennedy, CFA      Senior Vice President

PIMCO                    Mark R. Kiesel               Vice President

PIMCO                    Sharon K. Kilmer             Executive Vice President

PIMCO                    Steven Kirkbaumer            Vice President

PIMCO                    John S. Loftus, CFA          Managing Director

PIMCO                    David Lown                   Vice President

PIMCO                    Laura M. Lyon                Vice President

PIMCO                    Joseph McDevitt              Executive Vice President

PIMCO                    Andre J. Mallegol            Vice President

PIMCO                    Scott W. Martin              Vice President

PIMCO                    Michael E. Martini           Vice President

PIMCO                    Scott A. Mather              Senior Vice President

PIMCO                    Benjamin L. Mayer            Vice President

PIMCO                    Dean S. Meiling, CFA         Managing Director

PIMCO                    Jonathan D. Moll             Vice President

PIMCO                    Mark E. Metsch               Vice President

PIMCO                    Kristen M. Monson            Senior Vice President

PIMCO                    James F. Muzzy, CFA          Managing Director

PIMCO                    Doris Nakamura               Vice President

PIMCO                    Mark D. Nellemann            Vice President

PIMCO                    Vinh T. Nguyen               Controller (PALP)

PIMCO                    Douglas J. Ongaro            Vice President

PIMCO                    Thomas J. Otterbein, CFA     Senior Vice President

PIMCO                    Kumar N. Palghat             Vice President

PIMCO                    Keith Perez                  Vice President

PIMCO                    Mohan V. Phansalkar          Senior Vice President, Senior
                                                      Legal Counsel

PIMCO                    Elizabeth M. Philipp         Vice President

PIMCO                    David J. Pittman             Vice President

PIMCO                    William F. Podlich III       Managing Director

PIMCO                    William C. Powers            Managing Director

PIMCO                    Terry A. Randall             Vice President

PIMCO                    Mark Romano                  Vice President

PIMCO                    Scott L. Roney, CFA          Senior Vice President (JAPAN)

PIMCO                    Michael J. Rosborough        Senior Vice President

PIMCO                    Cathy T. Rowe                Vice President

PIMCO                    Seth R. Ruthen               Vice President

PIMCO                    Jeffrey M. Sargent           Vice President

PIMCO                    Ernest L. Schmider           Managing Director, Secretary,
                                                      Chief Administrative and Legal Officer

PIMCO                    Leland T. Scholey, CFA       Senior Vice President

PIMCO                    Stephen O. Schulist          Vice President

PIMCO                    Iwona E. Scibisz             Vice President

PIMCO                    Denise C. Seliga             Vice President

PIMCO                    Rita J. Seymour              Vice President

PIMCO                    Christopher Sullivan, CFA    Vice President

PIMCO                    Kyle J. Theodore             Vice President

PIMCO                    Lee Thomas                   Managing Director

PIMCO                    William S. Thompson,         Chief Executive Officer and Managing
                         Jr.                          Director

PIMCO                    Ronaele K. Trinidad          Vice President

PIMCO                    Benjamin L. Trosky, CFA      Managing Director

PIMCO                    Richard E. Tyson             Vice President

PIMCO                    Peter A. Van de Zilver       Vice President

PIMCO                    Koichi Watanabe              Vice President (JAPAN)

PIMCO                    Marilyn Wegener              Vice President

PIMCO                    Richard M. Weil              Assistant Secretary, General Counsel

PIMCO                    Paul C. Westhead             Vice President, Managing Director,
                                                      Director of Corporate Services and General Counsel

PIMCO                    George H. Wood, CFA          Executive Vice President

PIMCO                    Michael A. Yetter            Senior Vice President

PIMCO                    David Young                  Vice President (LONDON)

PIMCO                    Changhong Zhu                Vice President

Name of Adviser               Name of Individual             Business and Other Connections
-------------------------   -----------------------   --------------------------------------------
Capital Guardian Trust                                Investment Adviser
 Company

Capital Guardian Trust      Timothy D. Amour          Director, Capital Guardian Trust Company,
 Company                                              Capital Research and Management Company and
                                                      Capital Management Services, Inc.; Chairman
                                                      and Chief Executive Officer, Capital Research
                                                      Company.

Capital Guardian Trust      Donnalisa Barnum          Senior Vice President, Capital
Company                                               Guardian Trust Company; Vice
                                                      President, Capital International
                                                      Limited and Capital International, Inc.

Capital Guardian Trust      Andrew F. Barth           Director, Capital Guardian Trust Company and
 Company                                              Capital Research and Management Company;
                                                      Director and Research Director, Capital
                                                      International Research, Inc.; President, Capital
                                                      Guardian Research Company; Formerly Director and
                                                      Executive Vice President, Capital Guardian
                                                      Research Company.

Capital Guardian Trust      Michael D. Beckman        Senior Vice President, Treasurer and Director,
 Company                                              Capital Guardian Trust Company; Director,
                                                      Capital Guardian Trust Company of Nevada;
                                                      Treasurer, Capital International Research, Inc.
                                                      and Capital Guardian Research Company; Director
                                                      and Treasurer, Capital Guardian (Canada), Inc.;
                                                      Formerly Chairman and Director, Capital
                                                      International Asia Pacific Management Company.

Capital Guardian Trust      Michael A. Burik          Senior Counsel, The Capital Group Companies,
 Company                                              Inc.; Senior Vice President, Capital Guardian
                                                      Trust Company.

Capital Guardian Trust      Elizabeth A. Burns        Senior Vice President, Capital Guardian
 Company                                              Trust Company

Capital Guardian Trust      Larry P. Clemmensen       Director of Capital Guardian Trust
 Company                                              Company, American Funds Distributors, Inc.;
                                                      Chairman of the Board, and Director of American
                                                      Funds Service Company; Director and President,
                                                      The Capital Group Companies, Inc. and Capital
                                                      Management Services, Inc.; Senior Vice
                                                      President and Director, Capital Research and
                                                      Management Company; Treasurer, Capital
                                                      Strategy Research, Inc.;

Capital Guardian Trust      Kevin G. Clifford         Director and President, American Funds
 Company                                              Distributors, Inc.; Director, Capital
                                                      Guardian Trust Company

Capital Guardian Trust      Roberta A. Conroy         Senior Vice President, Director and Counsel,
 Company                                              Capital Guardian Trust Company; Senior Vice
                                                      President and Secretary, Capital
                                                      International, Inc.; Assistant General
                                                      Counsel, The Capital Group Companies, Inc.,
                                                      Secretary, Capital Guardian International,
                                                      Inc.; Formerly, Secretary, Capital Management
                                                      Services, Inc.

Capital Guardian Trust      John B. Emerson           Senior Vice President, Capital Guardian Trust
 Company                                              Company; Director, Capital Guardian Trust
                                                      Company, a Nevada Corporation.

Capital Guardian Trust      Michael R. Ericksen       Senior Vice President, Capital Guardian
 Company                                              Trust Company; Senior Vice President and
                                                      Director, Capital International, Limited

Name of Adviser               Name of Individual             Business and Other Connections
-------------------------   -----------------------   ----------------------------------------------
Capital Guardian Trust      David I. Fisher           Vice Chairman and Director, Capital
 Company                                              International, Inc., Capital International
                                                      Limited and Capital International K.K.;
                                                      Chairman and Director, Capital International
                                                      S. A. and Capital Guardian Trust Company;
                                                      Director and President, Capital International
                                                      Limited (Bermuda); Director, The Capital Group
                                                      Companies, Inc., Capital International
                                                      Research, Inc., Capital Group Research, Inc.
                                                      and Capital Research and Management Company.

Capital Guardian Trust      Richard N. Havas          Senior Vice President, Capital Guardian Trust
                                                      Company, Capital International, Inc. and
                                                      Capital International Limited; Director and
                                                      Senior Vice President, Capital International
                                                      Research, Inc.; Director and Senior Vice
                                                      President Capital Guardian (Canada), Inc.

Capital Guardian Trust      Frederick M. Hughes, Jr.  Senior Vice President, Capital
 Company                                              Guardian Trust Company

Capital Guardian Trust      William H. Hurt           Senior Vice President and Director, Capital
 Company                                              Guardian Trust Company; Chairman and Director,
                                                      Capital Guardian Trust Company, a Nevada
                                                      Corporation and Capital Strategy Research,
                                                      Inc.; Formerly, Director, The Capital Group
                                                      Companies, Inc.

Capital Guardian Trust      Peter C. Kelly            Senior Vice President, Capital Guardian Trust
 Company                                              Company; Assistant General Counsel, The
                                                      Capital Group Companies, Inc.; Director and
                                                      Senior Vice President, Capital International,
                                                      Inc.

Capital Guardian Trust      Robert G. Kirby           Chairman Emeritus, Capital Guardian Trust
                                                      Company; Senior Partner, The Capital Group
                                                      Companies, Inc.

Capital Guardian Trust      Nancy J. Kyle             Senior Vice President and Director,
 Company                                              Capital Guardian Trust Company; President, and
                                                      Director, Capital Guardian (Canada), Inc.

Capital Guardian Trust      Karin L. Larson           Director, The Capital Group Companies, Inc.,
 Company                                              Capital Group Research, Inc., Capital Guardian
                                                      Trust Company, Director and Chairman, Capital
                                                      Guardian Research Company and Capital
                                                      International Research, Inc., Formerly,
                                                      Director and Senior Vice President, Capital
                                                      Guardian Research Company.

Name of Adviser               Name of Individual             Business and Other Connections
-------------------------   -----------------------   --------------------------------------------
Capital Guardian Trust      James R. Mulally          Senior Vice President and Director,
 Company                                              Capital Guardian Trust Company; Senior
                                                      Vice President, Capital International
                                                      Limited; Vice President, Capital Research
                                                      Company; Formerly, Director, Capital Guardian
                                                      Research Company

Capital Guardian Trust      Shelby Notkin             Senior Vice President, Capital
 Company                                              Guardian Trust Company; Director, Capital
                                                      Guardian Trust Company, a Nevada Corporation

Capital Guardian Trust      Mary M. O'Hern            Senior Vice President, Capital
 Company                                              Guardian Trust Company and Capital
                                                      International Limited; Vice President,
                                                      Capital International, Inc.

Capital Guardian Trust      Jeffrey C. Paster         Senior Vice President, Capital Guardian
 Company                                              Trust Company

Capital Guardian Trust      Robert V. Pennington      Senior Vice President, Capital Guardian
 Company                                              Trust Company; President and Director, Capital
                                                      Guardian Trust Company, a Nevada Corporation

Capital Guardian Trust      Jason M. Pilalas          Director, Capital Guardian Trust Company; Senior
 Company                                              Vice President and Director, Capital
                                                      International Research, Inc.; Formerly,
                                                      Director and Senior Vice President, Capital
                                                      Guardian Research Company.

Capital Guardian Trust      Robert Ronus              President and Director, Capital Guardian Trust
 Company                                              Company; Chairman and Director, Capital
                                                      Guardian (Canada), Inc., Director, Capital
                                                      International, Inc. and Capital Guardian
                                                      Research Company; Senior Vice President,
                                                      Capital International, Inc.; Capital
                                                      International Limited and Capital
                                                      International S.A.; Formerly, Chairman,
                                                      Capital Guardian International Research
                                                      Company and Director, Capital International,
                                                      Inc.

Capital Guardian Trust      James F. Rothenberg       Director, American Funds Distributors, Inc.,
 Company                                              American Funds Service Company, The Capital
                                                      Group Companies, Inc., Capital Group Research,
                                                      Inc., Capital Guardian Trust Company and
                                                      Capital Management Services, Inc.; Director
                                                      and President, Capital Research and
                                                      Management, Inc.; Formerly, Director of
                                                      Capital Guardian Trust Company, a Nevada
                                                      Corporation, and Capital Research Company.

Capital Guardian Trust      Theodore R. Samuels       Senior Vice President and Director, Capital
 Company                                              Guardian Trust Company; Director, Capital
                                                      International Research, Inc.; Formerly,
                                                      Director, Capital Guardian Research Company

Capital Guardian Trust      Lionel A. Sauvage         Senior Vice President, Capital Guardian
 Company                                              Trust Company; Vice President,
                                                      Capital International Research, Inc.;
                                                      Formerly, Director, Capital Guardian
                                                      Research Company

Capital Guardian Trust      John H. Seiter            Executive Vice President and Director,
 Company                                              Capital Guardian Trust Company; Senior Vice
                                                      President, Capital Group International, Inc.;
                                                      Vice President, The Capital Group Companies,
                                                      Inc.

Name of Adviser               Name of Individual             Business and Other Connections
-------------------------   -----------------------   --------------------------------------------
Capital Guardian Trust      Eugene P. Stein           Executive Vice President and Director,
 Company                                              Capital Guardian Trust Company; Formerly,
                                                      Director, Capital Guardian Research
                                                      Company

Capital Guardian Trust      Karen Skinner-Twoney      Vice President, Capital Guardian Trust
 Company                                              Company; Director, Vice President and
                                                      Treasurer, Capital Guardian Trust Company, a
                                                      Nevada Corporation.

Capital Guardian Trust      Philip A. Swan            Senior Vice President, Capital Guardian
 Company                                              Trust Company

Capital Guardian Trust      Shaw B. Wagener           Director, Capital Guardian Trust Company,
 Company                                              Capital International Asia Pacific Management
                                                      Company S.A., Capital Research and Management
                                                      Company and Capital International Management
                                                      Company S.A.; President and Director, Capital
                                                      International, Inc.; Senior Vice President,
                                                      Capital Group International, Inc.

Capital Guardian Trust      Eugene M. Waldron         Senior Vice President, Capital Guardian Trust
 Company                                              Company

Capital Guardian Trust      Joanne Weckbacher         Senior Vice President, Capital Guardian Trust
 Company                                              Company.

Name of Adviser               Name of Individual             Business and Other Connections
-------------------------   -----------------------   --------------------------------------------
J.P. Morgan                                           Investment Adviser
 Investment
 Management Inc.

J.P. Morgan                 Keith M. Schappert        President, Director and Managing Director,
 Investment                                           J.P. Morgan Investment Management Inc.;
 Management Inc.                                      Managing Director, Morgan Guaranty Trust
                                                      Company of New York

J.P. Morgan                 Jeff M. Garrity           Director and Managing Director,
 Investment                                           J.P. Morgan Investment Management
 Management Inc.                                      Inc.; Managing Director, Morgan
                                                      Guaranty Trust Company of New York

J.P. Morgan                 Isabel H. Sloane          Director and Managing Director, J.P. Morgan
 Investment                                           Investment Management Inc.; Managing Director,
 Management Inc.                                      Morgan Guaranty Trust Company of New York

J.P. Morgan                 Gilbert Van Hassel        Director and Managing Director, J.P.
 Investment                                           Morgan Investment Management Inc.;
 Management Inc.                                      Managing Director, Morgan Guaranty
                                                      Trust Company of New York

J.P. Morgan                 Hendrik Van Riel          Director and Managing Director,
 Investment                                           J.P. Morgan Investment Management Inc.;
 Management Inc.                                      Managing Director, Morgan Guaranty
                                                      Trust Company of New York

J.P. Morgan                 Kenneth W. Anderson       Director and Managing Director, J.P. Morgan
 Investment                                           Investment Management Inc.; Managing
 Management Inc.                                      Director, Morgan Guaranty Trust Company
                                                      of New York

J.P. Morgan                 John W. Schmidlin         Chief Operating Officer, Director, Managing
 Investment                                           Director, J.P. Morgan Investment Management
 Management Inc.                                      Inc.; Managing Director, Morgan Guaranty
                                                      Trust Company of New York

J.P. Morgan                 Anthony Della Pietra      Chief Legal Officer and Managing Director,
 Investment                                           J.P. Morgan Investment Management Inc.;
 Management Inc.                                      Managing Director, Morgan Guaranty Trust
                                                      Company of New York

J.P. Morgan                 Thomas J. Smith           Chief Compliance Officer, Vice President;
 Investment                                           Vice President, Morgan Guaranty Trust
 Management Inc.                                      Company of New York


Name of Adviser               Name of Individual             Business and Other Connections
-------------------------   -----------------------   --------------------------------------------
Janus Capital                                         Investment Adviser
 Corporation

Janus Capital               Thomas H. Bailey          President, Director, Chairman of the
 Corporation                                          Board and Chief Executive Officer

Janus Capital               James P. Craig, III       Director, Vice Chairman and Chief Investment
 Corporation                                          Officer

Janus Capital               Steven R. Goodbarn        Vice President of Finance, Treasurer and CFO
 Corporation

Janus Capital               Thomas A. Early           Vice President, General Counsel and
 Corporation                                          Secretary

Janus Capital               Michael E. Herman         Director
 Corporation

Janus Capital               Thomas A. McDonnell       Director
 Corporation

Janus Capital               Landon H. Rowland         Director
 Corporation

Janus Capital               Michael Stolper           Director
 Corporation

Janus Capital               Mark B. Whiston           Vice President and Chief Marketing
 Corporation                                          Officer

Janus Capital               Marjorie G. Hurd          Vice President and Chief Operations Officer
 Corporation

 Janus Capital              Steven R. Goodbarn        Treasurer and Chief Financial
  Corporation                                         Officer, 1992 to present, Vice
                                                      President of Finance, June 1995
                                                      to present

Name of Adviser            Name of Individual     Business and Other Connections
-----------------------  ----------------------   ------------------------------
 Morgan Stanley Asset                             Investment Adviser
  Management

 Morgan Stanley Asset    Barton M. Biggs          Director, Chairman and
  Management                                      Managing Director

 Morgan Stanley Asset    Peter Dominic            Managing Director and Member
  Management             Caldecott                of Executive Committee

 Morgan Stanley Asset    Marna C. Whittington     Chief Operating Officer,
  Management                                      Managing Director, and Member
                                                  of Executive Committee

 Morgan Stanley Asset    Donald P. Ryan           Principal and Compliance Officer
  Management

 Morgan Stanley Asset    Harold J. Schaaff, Jr.   Managing Director, General Counsel
  Management                                      and Secretary

Morgan Stanley Asset     Alexander C. Frank       Treasurer
 Management

Morgan Stanley Asset     Richard B. Worley        President, Director, Portfolio
 Management                                       Manager and Member of Executive
                                                  Committee

Morgan Stanley Asset     Thomas L. Bennett        Member of Executive Committee
 Management                                       and Portfolio Manager

Morgan Stanley Asset     Alan E. Goldberg         Member of Executive Committee
 Management

Name of Adviser               Name of Individual             Business and Other Connections
-------------------------   -----------------------   ---------------------------------------------
Goldman Sachs Asset                                   Investment Adviser
 Management

Goldman Sachs Asset         Robert J. Hurst           Vice Chairman, Goldman, Sachs & Co.
 Management

Goldman Sachs Asset         Henry M. Paulson, Jr.     Chief Executive Officer and Chairman,
 Management                                           Goldman, Sachs & Co.

Goldman Sachs Asset         John A. Thain             President and Co-Chief Operating Officer,
 Management                                           Goldman, Sachs & Co.

Goldman Sachs Asset         John L. Thornton          President and Co-Chief Operating Officer,
 Management                                           Goldman, Sachs & Co.

Adviser and Governing
Board of Directors                      Name of Individual                 Business and Other Connections
--------------------------------        -------------------------------    ---------------------------------------------------------
Alliance Capital Management L.P.                                           Investment Adviser

Alliance Capital Management L.P.        Dave H. Williams                   Director; Chairman of the Board, Alliance Capital
                                                                           Management Corporation; Director of The Equitable
                                                                           Companies Incorporated; Director of The Equitable Life
                                                                           Assurance Society of the United States; Senior Vice
                                                                           President of AXA (husband of Reba W. Williams)

Alliance Capital Management L.P.        Michael Hegarty                    Director; Vice Chairman and Chief Operating Officer;
                                                                           The Equitable Companies Incorporated; President, Chief
                                                                           Operating Officer and Director, The Equitable Life
                                                                           Assurance Society of the U.S.

Alliance Capital Management L.P.        Benjamin D. Holloway               Director; Consultant to the Continental Companies;
                                                                           Director Emeritus of the Duke University Management
                                                                           Corporation, Chairman of the Touro National Heritage
                                                                           Trust, a Regent of The Cathedral of St. John the Divine
                                                                           and a Trustee of Duke University (Emeritus) and the
                                                                           American Academy in Rome

Alliance Capital Management L.P.        Denis Duverne                      Director; Senior Vice President - International Life,
                                                                           AXA; Director of various subsidiaries of the AXA Group;
                                                                           Director of Donaldson Lufkin & Jenrette and The
                                                                           Equitable Life Assurance Society of the United States

Alliance Capital Management L.P.        Herve Hatt                         Director; Senior Vice President, AXA

Alliance Capital Management L.P.        Frank Savage                       Director; Chairman of Alliance Capital Management
                                                                           International, a division of Alliance Capital Management
                                                                           LP; Director of Alliance Capital Finance Group
                                                                           Incorporated, a subsidiary of the Partnership; Senior
                                                                           Vice President of The Equitable Life Assurance Society
                                                                           of the United States

Alliance Capital Management L.P.        Luis J. Bastida                    Director; Chief Financial Officer and Member of the
                                                                           Executive Committee of Banco Bilbao Vizcaya, S.A.

Alliance Capital Management L.P.        Henri de la Croix de la Castries   Director; Senior Executive Vice President - Financial
                                                                           Services and Life Insurance Activities of AXA

Alliance Capital Management L.P.        Kevin C. Dolan                     Director; Chief Executive Officer, AXA Investment
                                                                           Managers Paris

Alliance Capital Management L.P.        Reba W. Williams                   Director; Director of Special Projects at Alliance
                                                                           Capital Management Corporation (wife of Dave H. Williams)

Alliance Capital Management L.P.        Peter D. Noris                     Director; Executive Vice President and Chief Investment
                                                                           Officer of The Equitable Companies Incorporated,
                                                                           Executive Vice President and Chief Investment Officer of
                                                                           The Equitable Life Assurance Society of the U.S.

Alliance Capital Management L.P.        Robert B. Zoellick                 Director; President and CEO of the Center for Strategic
                                                                           and International Studies, an independent non-profit
                                                                           public policy institute; Director of Janus Intercable,
                                                                           Said Holdings, the Advisory Council of Enron Corp., and
                                                                           several non-profit entities, including the Council on
                                                                           Foreign Relations, the German Marshall Fund, the Eurasia
                                                                           Foundation, the European Institute, the American Council
                                                                           on Germany, the National Bureau of Asian Research and the
                                                                           Overseas Development Council

Alliance Capital Management L.P.        Donald H. Brydon                   Director; Chairman and Chief Executive Officer, AXA
                                                                           Investment Managers S.A.

Alliance Capital Management L.P.        Edward D. Miller                   Director; President, Chief Executive Officer and Director
                                                                           of The Equitable Companies Incorporated; Chairman of the
                                                                           Board and Chief Executive Officer of The Equitable Life
                                                                           Assurance Society of the United States; Senior Executive
                                                                           Vice President, AXA

Alliance Capital Management L.P.        Stanley B. Tulin                   Director; Executive Vice President and Chief Financial
                                                                           Officer, The Equitable Companies Incorporated; Vice
                                                                           Chairman and Chief Financial Officer, The Equitable Life
                                                                           Assurance Society of the U.S.; Director of Donaldson,
                                                                           Lufkin & Jenrette and the Jewish Theological Seminary;
                                                                           Fellow of the Society of Actuaries, member and Treasurer
                                                                           of the American Academy of Actuaries

Alliance Capital Management L.P.        John D. Carifa                     Director, President and Chief Operating Officer

Alliance Capital Management L.P.        Bruce W. Calvert                   Director and Chief Executive Officer

Alliance Capital Management L.P.        Alfred Harrison                    Director and Vice Chairman

Alliance Capital Management L.P.        David R. Brewer, Jr.               Senior Vice President and General Counsel

Alliance Capital Management L.P.        Robert H. Joseph, Jr.              Senior Vice President and Chief Financial Officer

Alliance Capital Management L.P.        Mark R. Manley                     Senior Vice President, Counsel, Compliance Officer and
                                                                           Assistant Secretary

Salomon Brothers Asset Management Inc. ("SABAM")

SABAM, an indirect, wholly-owned subsidiary of Citigroup, is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act") and renders investment advice to a wide variety of individual, institutional and investment advisory clients.

The list required by this Item 26 of officers and directors of SABAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is hereby incorporated by reference to Schedules A and D of Form ADV filed by SABAM pursuant to the Advisers Act (SEC File No. 801-32046).

Adviser and Governing
Board of Directors        Name of Individual          Business and Other Connections
-----------------------   --------------------------  ---------------------------------------------------------
Lazard Asset Management                               Investment Adviser
("Lazard")

Lazard                    John C. Adams               General Member

Lazard                    Eileen D. Alexanderson      General Member

Lazard                    William Araskog             General Member

Lazard                    Robert A. Baer, Jr.         General Member

Lazard                    F. Harlan Batrus            General Member; Director of Mutual of America Capital Management Corp.;
                                                      Director of Ryan Labs, Inc.; owner of A.J. Technologies

Lazard                    Gerardo Braggiotti          General Member; Managing Director of Lazard SpA; Managing Director of Lazard
                                                      Brothers & Co. Ltd.; Former director Centrale, Sec Generale of Centrale of
                                                      Mediobanca S.P.A.; Vice President, Lazard Vitale Borghesi SPA; General
                                                      Partner, Lazard Freres et Cie; General Partner, Maison Lazard et Cie; General
                                                      Partner, Partena

Lazard                    Patrick J. Callahan, Jr.    General Member; Director of Berry Metal Co.; Director of Michigan Wheel Corp.;
                                                      Director of Rotation Dynamics Corp.; Director of BT Capital Corp.

Lazard                    Michel David-Weill          General Member; Director of The Dannon Company, Inc.; President and Chairman
                                                      of the Board of Eurafrance; Director of Exor Group; Director of Euralux;
                                                      Director of Group Danone; Director of ITT Industries, Inc.; Director of La
                                                      France S.A.; Deputy Chairman of Lazard Brothers & Co., Limited; Former
                                                      Director of Pearson plc; Director of Publicis S.A.; Director of S.A. de la Rue
                                                      Imperiale de Lyon; Chairman of Lazard Freres & Co. LLC; General Partner of
                                                      Lazard Freres & Cie; Chairman of Lazard Partners L.P.; Member of Investment
                                                      Advisory Board of Corporate Advisers, L.P.; Permanent rep. of LFC (Director)
                                                      of Compagnie De Credit; Director of Maison Lazard S.A.; General Partner of
                                                      Maison Lazard & Cie; Chairman of Maison Lazard Developpement; Gerant (Partner)
                                                      of Parteger; Gerant (Partner) of Parteman; General Partner of Partemiel;
                                                      General Partner of Partena; Former Director of IFI SpA; Director of IFIL SpA;
                                                      Director of Fonds Partenaires - Gestion Investments

Lazard                    John V. Doyle               General Member

Lazard                    Thomas F. Dunn              General Member

Lazard                    Norman Eig                  General Member; Vice Chairman of Lazard Freres & Co. LLC; Chairman and
                                                      Director of The Lazard Funds, Inc.; Chairman and Director of Lazard Retirement
                                                      Series, Inc.; Director of Lazard Investment Funds Limited; Director and Chief
                                                      Investment Officer and Treasurer of Lazard Pension Management, Inc.; Director
                                                      of Lazard Asset Management Holdings Limited; Director of Lazard Asset
                                                      Management Pacific Co.; Director of Lazard Asset Management Limited; Member of
                                                      the Supervisory Board of Lazard Asset Management (Deutschland) GmbH; Managing
                                                      Director of Lazard Asset Management (Deutschland) Gesellschaft; Director of
                                                      Lazard Asset Management (CI) Holdings Ltd.

Lazard                    Richard P. Emerson          General Member

Lazard                    Peter R. Ezersky            General Member; Board Member of Cakewalk LLC

Lazard                    Eli H. Fink                 General Member; Former Partner & Vice Chairman of Deloitte & Touche LLP

Lazard                    Jonathan F. Foster          General Member; Director, Cakewalk LLC

Lazard                    Albert H. Garner            General Member

Lazard                    James S. Gold               General Member; Director of Smart & Final Inc.; Director of The Hain Food
                                                      Group

Lazard                    Jeffrey A. Golman           General Member

Lazard                    Steven J. Golub             General Member; Chief Financial Officer of Lazard Freres & Co. LLC; Director
                                                      of Mineral Technologies Inc.

Lazard                    Robert L. Goodman           General Member

Lazard                    Herbert W. Gullquist        General Member; Vice Chairman of Lazard Freres & Co. LLC; President and
                                                      Director of The Lazard Funds, Inc.; President and Director of Lazard
                                                      Retirement Series, Inc.; Director of Lazard Far East Investors Limited;
                                                      President and Director of Lazard Pension Management, Inc.; Director of Lazard
                                                      Asset Management Holdings Limited; Director and President of Lazard Asset
                                                      Management (Canada), Inc.; Director and Chairman of Lazard Asset Management
                                                      Pacific Co.; Director of Lazard Asset Management Limited; Member of the
                                                      Supervisory Board of Lazard Asset Management (Deutschland) GmbH; Managing
                                                      Director of Lazard Asset Management (Deutschland) Gesallschaft); Member of the
                                                      Advisory Board of The Egypt Trust; Board Member of Lazard Asset Management
                                                      Egypt

Lazard                    Thomas R. Haack             General Member

Lazard                    Paul J. Haigney             Managing Director

Lazard                    Ira O. Handler              General Member

Lazard                    Yasushi Hatakeyama          General Member

Lazard                    Melvin L. Heineman          General Member; Director of Lazard Freres & Co., Ltd; Director of Lazard
                                                      Asset Management Pacific Co.; Director & Vice President of Lazard Pension
                                                      Management, Inc.

Lazard                    Scott D. Hoffman            General Member

Lazard                    Robert E. Hougie            General Member

Lazard                    Kenneth M. Jacobs           General Member; Director of ARV Assisted Living, Inc.

Lazard                    James L. Kempner            General Member

Lazard                    Larry A. Kohn               General Member

Lazard                    Lee O. Kraus                General Member

Lazard                    Sandra A. Lamb              Director, Fortress Group, Inc.; General Member

Lazard                    Robert C. Larson            General Member; Chairman, Lazard Real Estate Investors LLC; Non-Executive
                                                      Director, Bass plc.; Non-Executive Director, Lifestyle Furnishings
                                                      International Ltd.; Non-Executive Director, Commonwealth Atlantic Properties,
                                                      Inc.

Lazard                    William R. Loomis, Jr.      General Member; Director of Englehard Corp.; Former Director of Minorco S.A.;
                                                      Former Director of Minorco (U.S.A.) Inc.; Director & Chairman of Terra
                                                      Industries, Inc.; Director of Ripplewood Holdings LLC

Lazard                    J. Robert Lovejoy           General Member

Lazard                    Matthew J. Lustig           Board Member, Brandywine Realty Trust; General Member

Lazard                    Thomas E. Lynch             General Member

Lazard                    Mark T. McMaster            General Member

Lazard                    Michael G. Medzigian        General Member; President and CEO, Lazard Real Estate Investors LLC; Director,
                                                      Arnold Palmer Golf Management; Director, President and CEO, Park Plaza Hotels
                                                      & Resorts

Lazard                    Richard W. Moore Jr.        General Member

Lazard                    Robert P. Morgenthau        General Member; Director and Vice President of Lazard Asset Management
                                                      (Canada) Inc.; Director of Lazard Investment Funds limited; Director of Lazard
                                                      Fund Manager (CI) Limited; Director of Lazard Global Bond Fund plc; Director
                                                      of Lazard Global Equity Fund plc; Director of Lazard Global Liquidity Fund
                                                      plc; Director of Lazard Strategic Yield Fund plc; Director of Global Funds
                                                      Management Plc; Director of Lazard Asset Management (CI) Holdings Ltd;
                                                      Director of Lazard Asset Management (CI) Ltd.; Director of Lazard Investment
                                                      Funds (CI) Ltd.; Director of Lazard Funds Administration Services (CI) Ltd.;
                                                      Director of Lazard Fund Managers (CI) Ltd. Guernsey; Director of Lazard Global
                                                      Bond Fund; Director of Lazard Investment Funds Ltd. Guernsey; Director of
                                                      Bitterroot Enterprises

Lazard                    Steven J. Niemczyk          General Member

Lazard                    Hamish W. M. Norton         General Member

Lazard                    James A. Paduano            General Member; Director of Donovan Data Systems, Inc.; Director of Secure
                                                      Products Inc.

Lazard                    Louis Perlmutter            General Member

Lazard                    Russell E. Planitzer        General Member; Former Director of Intensolv, Inc.

Lazard                    Steven L. Ratner            Director, Lazard Asia Limited; Chairman, Educational Broadcasting Corp.;
                                                      Director, New York Outward Bound Center; General Member

Lazard                    John R. Reinsberg           General Member; Executive Vice President and Director of Lazard Asset
                                                      Management Pacific Co.; Member of the Supervisory Board of Lazard Asset
                                                      Management (Deutschland) GmbH

Lazard                    Louis G. Rice               General Member

Lazard                    Barry W. Ridings            General Member; Director, Noodle Kidoodle; Director, Furr's Bishop's Inc.;
                                                      Director, New Valley Corp.; Director, Siem Industries; Director, Seaman's
                                                      Furniture

Lazard                    Luis E. Rinaldini           General Member

Lazard                    Bruno M. Roger              Director, Sovaciux S.A., Board Member, Thomson S.A.; General Member;
                                                      Supervisory Board Member of AXA; Supervisory Board Member of CAP Gemini
                                                      Sogeti; Board Member of Compaigne De Credit; Board Member of Compagnie De
                                                      Saint-Gobain; Vice Chairman & CEO of Eurafrance; Chairman & CEO of Financiere
                                                      et Industrelle Gaz at Eaux; Director, Fonds Partenaires Gestion (F.P.G.);
                                                      General Partner of Lazard Freres & Cie; Director without Power of vote of
                                                      LVMH-Moet hennesy Louis Vuitton; Director, Permanent Representative of Marine-
                                                      Wendel; Supervisory Board Member of Pinault-Printemps-Redoute; Director,
                                                      Permanent Representative of Sidel; Board Member of Sofina (Belgique); Board
                                                      Member of Thomson CSF; Director, Permanent Representative of Societe Francoise
                                                      Generale Immobiliere (S.F.G.I.)

Lazard                    Michael S. Rome             General Member

Lazard                    Stephen H. Sands            Director and Co-Chairman, National Imaging Associates, Inc.; General Member;
                                                      Director of Isogen LLC; Former Director of Skila, Inc.

Lazard                    Frank A. Savage             General Member

Lazard                    Gary S. Shedlin             General Member

Lazard                    David A. Tanner             Director, Scientific Learning Corp.; Director, Container and Pallet Services,
                                                      Inc.; Director, Children First, Inc.; Director, Employment Law Training, Inc.;
                                                      General Member; Former Managing Director of E.M. Warburg, Pincus & Co. LLC;
                                                      Former Director of Golden Books Family Entertainment Inc.; Former Director of
                                                      Renaissance Re Holdins Ltd.; Director of Poseidon Resources Inc.; Director of
                                                      Charter Financial, Inc.; Former Director of Classic Sports, Inc.; Former
                                                      Director of Information Ventures LLC

Lazard                    David L. Tashjian           General Member

Lazard                    J. Mikesell Thomas          General Member

Lazard                    Michael P. Triguboff        General Member; Managing Director of Lazard Asset Management Pacific Co.;
                                                      Director of Lazard Japan Asset Management K.K.; Director, Triguboff Management
                                                      Pty Ltd.

Lazard                    Donald A. Wagner            General Member

Lazard                    Ali E. Wambold              General Member; Former Director of The Albert Fisher Group plc; Director of
                                                      Lazard Freres & Co., Ltd.; Director of Tomkins PLC; Member of Investment
                                                      Advisory Board of Corporate Advisors L.P.; Former Director of Lazard S.P.A.;
                                                      Director of Lazard & Co. GmbH

Lazard                    Michael A. Weinstock        General Member

Lazard                    Antonio F. Weiss            General Member; Director, Lazard Vitale Borghesi SPA

Lazard                    Alexander E. Zagoreos       General Member; Director of The Egypt Trust; Director of Flemings Continental
                                                      European Investment Trust plc; Director of Gartmore Emerging Pacific
                                                      Investment Trust plc; Director of Greek Progress Fund; Director of Jupiter
                                                      International Green Investment Trust plc; Director of New Zealand Investment
                                                      Trust plc; Director of Taiwan Opportunities Fund Ltd; Director of The World
                                                      Trust Fund; Director of Lazard Select Investment Trust Ltd.; Director of
                                                      Ermitage Selz Fund; Director of Lazard Asset Management Egypt; Director of
                                                      Latin American Investment Trust, plc; Director of Taiwan American Fund Limited

Mercury Asset             Jeffrey M. Peek             President of Mercury; President of Merrill Lynch Asset Management, L.P.
Management US                                         ("MLAM"); President and Director of Princeton Services; Executive Vice
                                                      President of ML & Co.; Managing Director and Co-Head of the Investment Banking
                                                      Division of Merrill Lynch in 1997

Mercury Asset             Terry K. Glenn              Executive Vice President of Mercury; Executive Vice President of MLAM;
Management US                                         Executive Vice President and Director of Princeton Services; President and
                                                      Director of Princeton Funds Distributor, Inc.; Director of FDS; President of
                                                      Princeton Administrators, L.P.

Mercury Asset             Gregory A. Bundy            Chief Operating Officer and Managing Director of Mercury; Chief Operating
Management US                                         Officer and Managing Director of MLAM; Chief Operating Officer and Managing
                                                      Director of Princeton Services; Co-CEO of Merrill Lynch Australia from 1997 to
                                                      1999

Mercury Asset             Donald C. Burke             Senior Vice President and Treasurer of Mercury; Senior Vice President and
Management US                                         Treasurer of MLAM since 1999; Senior Vice President and Treasurer of Princeton
                                                      Services; Vice President of Princeton Funds Distributor, Inc.; First Vice
                                                      President of MLAM from 1997 to 1999; Vice President of MLAM from 1990 to 1997;
                                                      Director of Taxation of MLAM since 1990

Mercury Asset             Michael G. Clark            Senior Vice President of Mercury; Senior Vice President of MLAM; Senior Vice
Management US                                         President of Princeton Services; Director and Treasurer of Princeton Funds
                                                      Distributor, Inc.

Mercury Asset             Robert C. Doll              Senior Vice President of Mercury; Senior Vice President of MLAM; Senior Vice
Management US                                         President of Princeton Services; Chief Investment Officer of Oppenheimer
                                                      Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999

Mercury Asset             Linda L. Federici           Senior Vice President of Mercury; Senior Vice President of MLAM; Senior Vice
Management US                                         President of Princeton Services

Mercury Asset             Vincent R. Giordano         Senior Vice President of Mercury; Senior Vice President of MLAM; Senior Vice
Management US                                         President of Princeton Services

Mercury Asset             Michael J. Hennewinkel      Senior Vice President, Secretary and General Counsel of Mercury; Senior Vice
Management US                                         President, Secretary and General Counsel of MLAM; Senior Vice President of
                                                      Princeton Services

Mercury Asset             Philip L. Kirstein          Senior Vice President of Mercury; Senior Vice President of MLAM; Senior Vice
Management US                                         President, General Counsel, Director and Secretary of Princeton Services

Mercury Asset             Debra W. Landsman-Yaros     Senior Vice President of Mercury; Senior Vice President of MLAM; Senior Vice
Management US                                         President of Princeton Services; Vice President of Princeton Funds
                                                      Distributor, Inc.

Mercury Asset             Joseph T. Monagle, Jr.      Senior Vice President of Mercury; Senior Vice President of MLAM; Senior Vice
Management US                                         President of Princeton Services

Mercury Asset             Brian A. Murdock            Senior Vice President of Mercury; Senior Vice President of MLAM; Senior Vice
Management US                                         President of Princeton Services; Director of Princeton Funds Distributor, Inc.

Mercury Asset             Gregory D. Upah             Senior Vice President of Mercury; Senior Vice President of MLAM; Senior Vice
Management US                                         President of Princeton Services


Item 27.  Principal Underwriters
          ----------------------
          (a) Pacific Mutual Distributors, Inc. ("PMD") member, NASD & SIPC serves as Distributor of Shares of Pacific Select Fund. PMD is a subsidiary of Pacific Life.
          (b)

Name and Principal/8/       Positions and Offices         Positions and Offices
Business Address            with Underwriter              with Registrant
-------------------------   -------------------------     ---------------------
Audrey L. Milfs             Secretary                     Secretary


Edward R. Byrd              Director, Vice President      None
                            and Chief Financial
                            Officer, and Treasurer

Philip M. Gainsborough      Director                      None

Gerald W. Robinson          Director, Chairman and CEO    None

John L. Dixon               Director and President        None

Thomas H. Oliver            Director                      None

John W. Poff                Vice President, Operations    None

Patricia A. Thompson        Assistant Vice President,     None
                            Compliance

Jane M. Guon                Assistant Secretary           Assistant Secretary

Item 28.  Location of Accounts and Records
          --------------------------------

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 29.  Management Services
          -------------------

     Not applicable

Item 30.  Undertakings
          ------------

     The registrant hereby undertakes:

          Not applicable
-----------------
    /8/   Principal business address for all individuals listed is 700 Newport
      Center Drive, Newport Beach, California 92660

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(a)(2) under the Securities Act and has duly caused this Post-Effective Amendment No. 27 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Newport Beach, and State of California, on this 15th day of February, 2000.

                                          PACIFIC SELECT FUND


                                          By:
                                             __________________________________
                                                    Glenn S. Schafer*
                                                        President

*By: /s/ DAVID R. CARMICHAEL
  _______________________________
      David R. Carmichael
      as attorney-in-fact

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 27 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

             SIGNATURE                           TITLE                           DATE
             ---------                           -----                           ----
                                     Chairman and Trustee                               , 2000
------------------------------------  (Chief Executive Officer)             -----------
          Thomas C. Sutton*

                                     Vice President and Treasurer                       , 2000
------------------------------------  (Vice President)                      -----------
          Brian D. Klemens*

                                     President                                          , 2000
------------------------------------  (President)                           -----------
          Glenn S. Schafer*

                                     Trustee                                            , 2000
------------------------------------                                        ----------
         Richard L. Nelson*

                                     Trustee                                            , 2000
------------------------------------                                        ----------
          Lyman W. Porter*

                                     Trustee                                            , 2000
------------------------------------                                        ----------
           Alan Richards*

                                     Trustee                                            , 2000
------------------------------------                                        ----------
           Lucie H. Moore*

* By:   /s/ DAVID R. CARMICHAEL                                              February 15, 2000
------------------------------------
        David R. Carmichael
        as attorney-in-fact

                                    PART C

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears above constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Paul F. Roye, and Robin Yonis Sandlaufer his or her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him or her in his or her name, place and stead, in any and all Registration Statements applicable to Pacific Select Fund and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

*(Powers of Attorney are contained in Registrant's Form Type N1A/A, Accession No. 0000898430-95-002463 filed on November 22, 1995, Power of Attorney for Mr. Klemens is contained in Registrant's Form Type N1A/B, Accession No. 0001017062-97-000728 filed on April 25, 1997. Power of Attorney for Mr. Schafer is contained in Registrant's Form Type N1A/A, Accession No. 0001017062-98-000424 filed on March 2, 1998 and Power of Attorney for Lucie H. Moore is contained in Registrant's Form Type N1A/A, Accession No. 0001017062-99-000192 filed on February 12, 1999.)